UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.   )

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The Bear Stearns Companies, Inc.

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The Bear Stearns Companies Inc.
Proxy Statement

Notice of the Annual Meeting
of Stockholders to be held March 31, 2004

THE BEAR STEARNS COMPANIES INC.
383 Madison Avenue
New York, New York 10179
_____________

To Our Stockholders:

You are cordially invited to attend the 2004 Annual Meeting of Stockholders, which will be held on Wednesday, March 31, 2004, at 5:00 p.m. Eastern Standard Time, in the Bear Stearns Auditorium, 383 Madison Avenue, 2nd Floor, New York, New York.

At the meeting we will be reporting to you on your Company’s current operations and outlook. Stockholders will elect directors of the Company and transact such other items of business as are listed in the Notice of Annual Meeting and more fully described in the Proxy Statement which follows. The Company’s Board of Directors and management hope that many of you will be able to attend the meeting in person.

The formal Notice of Annual Meeting and the Proxy Statement follow. It is important that your shares be represented and voted at the meeting, regardless of the size of your holdings. Accordingly, please mark, sign and date the enclosed Proxy and return it promptly in the enclosed envelope to ensure that your shares will be represented. You may also vote via the internet or by telephone by following the voting instructions printed on your proxy card or included with your proxy materials. If you do attend the Annual Meeting, you may withdraw your Proxy should you wish to vote in person.

Sincerely yours,

James E. Cayne
Chairman of the Board,
Chief Executive Officer

February 27, 2004

THE BEAR STEARNS COMPANIES INC.
383 Madison Avenue
New York, New York 10179
_____________

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD MARCH 31, 2004
_____________

To the Stockholders of
THE BEAR STEARNS COMPANIES INC.:

The Annual Meeting of Stockholders of The Bear Stearns Companies Inc., a Delaware corporation (the “Company”), will be held on Wednesday, March 31, 2004, at 5:00 p.m. Eastern Standard Time, in the Bear Stearns Auditorium, 383 Madison Avenue, 2nd Floor, New York, New York, for the following purposes:

1.	To elect eleven directors to serve until the next Annual Meeting of Stockholders or until their successors are duly elected and qualified.

2.	To approve an amendment to the Capital Accumulation Plan for Senior Managing Directors to set a termination date of December 31, 2013.

3.	To approve an amendment to the Stock Award Plan increasing the number of shares of Common Stock available for issuance under the Stock Award Plan from 35,000,000 to 40,000,000 shares.

4.	To approve the Restricted Stock Unit Plan, as amended.

5.	To ratify the appointment of Deloitte & Touche LLP as independent auditors for the fiscal year ending November 30, 2004.

6.	To transact such other business as may properly be brought before the meeting and any adjournments or postponements thereof.

Holders of record of Common Stock of the Company, par value $1.00 per share, at the close of business on February 19, 2004, will be entitled to notice of, and to vote on, all matters presented at the meeting and at any adjournments or postponements thereof.

By order of the Board of Directors

Kenneth L. Edlow,
Secretary

February 27, 2004

STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING. YOUR VOTE IS IMPORTANT. WHETHER YOU PLAN TO ATTEND THE MEETING OR NOT, PLEASE MARK, SIGN AND RETURN THE ENCLOSED PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE OR, IF AVAILABLE, USE TELEPHONE OR INTERNET VOTING PRIOR TO THE MEETING TO ENSURE THAT YOUR SHARES WILL BE REPRESENTED. PLEASE REFER TO THE PROXY CARD OR OTHER VOTING INSTRUCTIONS INCLUDED WITH THESE PROXY MATERIALS IN ORDER TO VOTE VIA THE INTERNET OR BY TELEPHONE. YOU MAY NEVERTHELESS VOTE IN PERSON IF YOU ATTEND THE MEETING.

THE BEAR STEARNS COMPANIES INC.
383 Madison Avenue
New York, New York 10179
_____________

PROXY STATEMENT

Annual Meeting of Stockholders
March 31, 2004
_____________

This Proxy Statement and the accompanying Notice of Annual Meeting of Stockholders and form of proxy are being furnished to the holders of Common Stock of The Bear Stearns Companies Inc. (the “Company”) in connection with the solicitation of proxies by the Board of Directors of the Company (the “Board of Directors”) for use at the 2004 Annual Meeting of Stockholders of the Company (the “Annual Meeting”) to be held in the Bear Stearns Auditorium, 383 Madison Avenue, 2nd Floor, New York, New York, on Wednesday, March 31, 2004, at 5:00 p.m. Eastern Standard Time, and at any adjournments or postponements thereof. These proxy materials are being sent on or about February 27, 2004, to holders of record on February 19, 2004, of the Company’s Common Stock, par value $1.00 per share (“Common Stock”).

A proxy card may be revoked by a stockholder prior to its exercise in any of three ways: by written notice to the Secretary of the Company; by submission of another proxy bearing a later date; or by voting in person at the Annual Meeting. A vote through the internet or by telephone may be revoked by executing a later-dated proxy card, by subsequently voting through the internet or by telephone or by attending the Annual Meeting and voting in person. Revocation by notice to the Secretary of the Company, or by submission of a later proxy, will not affect a vote on any matter which is taken by the Company prior to the receipt of the notice or later proxy. The mere presence at the Annual Meeting of the stockholder appointing the proxy will not revoke the appointment. If not revoked, the proxy will be voted at the Annual Meeting in accordance with the instructions indicated on the proxy by the stockholder. If no instructions are indicated, the proxy will be voted FOR the slate of directors described in this Proxy Statement; FOR the approval of an amendment to the Capital Accumulation Plan for Senior Managing Directors (the “CAP Plan”) to set a termination date of December 31, 2013; FOR the approval of an amendment to the Stock Award Plan increasing the number of shares of Common Stock available for issuance under the Stock Award Plan from 35,000,000 to 40,000,000 shares; FOR the approval of the Restricted Stock Unit Plan, as amended (the “RSU Plan”); FOR the ratification of the appointment of Deloitte & Touche LLP as independent auditors for the fiscal year ending November 30, 2004 and, as to any other matter of business that may be brought before the Annual Meeting, in accordance with the judgment of the person or persons voting on the matter.

The Company has adopted a policy of encouraging stockholder participation in corporate governance by ensuring the confidentiality of stockholder votes. The Company has designated an independent third party, Automatic Data Processing, Inc. to receive and to tabulate stockholder proxy votes. The manner in which any stockholder votes on any particular issue will be kept confidential and will not be disclosed to the Company or any of its officers or employees except (i) where disclosure is required by applicable law, (ii) where disclosure of a vote of a stockholder is expressly requested by such stockholder, or (iii) where the Company concludes in good faith that a bona fide dispute exists as to the authenticity of one or more proxies, ballots or votes, or as to the accuracy of any tabulation of such proxies, ballots or votes. However, aggregate vote totals may be disclosed to the Company from time to time and publicly announced at the Annual Meeting. The policy of ensuring confidentiality of stockholder votes will also apply to shares of Common Stock held in customer accounts at the Company’s subsidiary, Bear, Stearns Securities Corp. Holders of Common Stock whose shares are held in such accounts will be requested to give instructions with respect to the manner in which their shares are to be voted to Automatic Data Processing, Inc., which has been directed not to disclose such instructions to the Company.

This solicitation is being made by the Company. All expenses incurred by the Company in connection with this solicitation will be borne by the Company. Directors, officers and other employees of the Company also may solicit proxies, without additional compensation, by telephone, in person or otherwise. The Company also requests that brokerage firms, nominees, custodians, and fiduciaries forward proxy materials to the beneficial owners of shares held of record by such persons and will reimburse such persons and the Company’s transfer agent for reasonable out-of-pocket expenses incurred by them in forwarding such materials.

THE COMPANY

The Company was incorporated under the laws of the State of Delaware on August 21, 1985. The Company succeeded to the business of Bear, Stearns & Co., a New York limited partnership (the “Partnership”), on October 29, 1985. As used in this Proxy Statement, all references to “Bear Stearns,” “BSB,” “BSSC” and “BSIL” are to Bear, Stearns & Co. Inc., Bear Stearns Bank plc, Bear, Stearns Securities Corp., and Bear, Stearns International Limited, respectively, the principal regulated operating subsidiaries of the Company.

VOTING SECURITIES

Holders of record of Common Stock at the close of business on February 19, 2004, are entitled to notice of, and to vote at, the Annual Meeting and at any adjournments or postponements thereof. Each outstanding share of Common Stock entitles the holder thereof to one vote. Shares of Common Stock represented by CAP Units (as defined under “Executive Compensation — Compensation Committee Report — Equity Ownership and Capital Accumulation Plan”) credited pursuant to the CAP Plan and Restricted Stock Units (as discussed under “Equity Compensation Plan Information”) are not outstanding and are not entitled to vote at the Annual Meeting.

On February 19, 2004, 103,705,451 shares of Common Stock were outstanding. The presence in person or by proxy at the Annual Meeting of the holders of a majority of such shares shall constitute a quorum.

Assuming the presence of a quorum at the Annual Meeting, the affirmative vote of a plurality of the votes cast by holders of shares of Common Stock is required for the election of directors. The affirmative vote of a majority of the shares of Common Stock represented at the meeting and entitled to vote is required for: (1) approval of the amendment to the CAP Plan, (2) approval of the amendment to the Stock Award Plan, (3) approval of the RSU Plan and (4) ratification of the appointment of Deloitte & Touche LLP as independent auditors. An abstention with respect to any proposal will be counted as present for purposes of determining the existence of a quorum, but will have the practical effect of a negative vote as to that proposal. Brokers (other than Bear Stearns and BSSC) who do not receive stockholder instructions are entitled to vote on the election of directors and ratification of the appointment of Deloitte & Touche LLP as independent auditors. Under the rules of the New York Stock Exchange, Inc. (the “NYSE”), brokers who do not receive stockholder instructions will not be entitled to vote on any of the other proposals contained in this Proxy Statement. Under the rules of the NYSE, if Bear Stearns and BSSC do not receive a stockholder’s instructions, and other brokers are entitled to vote on a proposal, Bear Stearns and BSSC are also entitled to vote such shares of Common Stock, but only in the same proportion as the shares represented by votes cast by all other record holders with respect to such proposal. In the event of a broker non-vote with respect to any proposal coming before the meeting caused by the beneficial owner’s failure to authorize a vote on such proposal, the proxy will be counted as present for the purpose of determining the existence of a quorum, but will not be deemed present and entitled to vote on that proposal for the purpose of determining the total number of shares of which a majority is required for adoption, having the practical effect of reducing the number of affirmative votes required to achieve a majority vote for such matter by reducing the total number of shares from which a majority is calculated.

Security Ownership of Certain Beneficial Owners

As of February 19, 2004, the following are the only entities (other than as set forth under “Security Ownership of Directors and Executive Officers” below) known to the Company to be the beneficial owners of more than five percent of the Common Stock:

Name and Address of Beneficial Owner	Total Number of Shares Beneficially Owned	Percent of Class
Private Capital Management, L.P. (1) 8889 Pelican Bay Blvd., Suite 500 Naples, Florida 34108	6,940,635 (1)	6.7%	(1)

(1)	Information provided is based on the Schedule 13G, dated February 13, 2004, filed with the SEC by Bruce S. Sherman, Gregg J. Powers and Private Capital Management, L.P., an Investment Adviser incorporated under the laws of Florida (“PCM”) and the Company’s shares of Common Stock outstanding at December 31, 2003. According to the Schedule 13G, as of December 31, 2003, PCM was the beneficial owner of 6,940,635 shares of Common Stock with shared voting and shared dispositive power over such shares. Bruce S. Sherman is the Chief Executive Officer of PCM and Gregg J. Powers is the President of PCM. In these capacities, Messrs. Sherman and Powers exercise shared voting and shared dispositive power with respect to shares held by PCM’s clients and managed by PCM. Messrs. Sherman and Powers disclaim beneficial ownership for the shares held by PCM’s clients and disclaim the existence of a group. The Schedule 13G indicates that Mr. Sherman is the beneficial owner of 6,981,929 shares, with sole voting and sole dispositive power over 30,000 shares and shared voting and shared dispositive power over 6,951,929 shares and Mr. Powers is the beneficial owner of 6,940,635 shares with shared voting and shared dispositive power over such shares. The Company has calculated Mr. Sherman’s and Mr. Powers’ shares as representing 6.8% and 6.7% respectively, of the outstanding shares of Common Stock of the Company at December 31, 2003.

The determination that there were no other persons, entities or groups (other than the Company’s employees as a group) known to the Company to be the beneficial owner of more than 5% of the Company’s outstanding Common Stock was based on a review of all statements filed with the Securities and Exchange Commission (the “SEC”) with respect to the Company pursuant to Section 13(d) or 13(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) since the beginning of fiscal 2003.

SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

The following information with respect to the outstanding shares of Common Stock beneficially owned by each director of the Company, each nominee for director of the Company, each executive officer named in the Summary Compensation Table under “Executive Compensation” and all directors, nominees and executive officers of the Company as a group, including shares of Common Stock subject to exercisable options and those which are exercisable within the next 60 days as well as vested Restricted Stock Units and those which vest within the next 60 days, is furnished as of January 31, 2004. Also set forth below as of such date is certain information with respect to the number of shares of Common Stock represented by CAP Units credited to the accounts of such persons pursuant to the CAP Plan (notwithstanding that shares underlying CAP Units generally are not deemed to be beneficially owned for this purpose because the named persons have neither the present ability to direct the vote nor the ability to dispose of such shares and will not have such rights within the next 60 days) and Restricted Stock Units which do not vest within the next 60 days.

Name and Address (1)	Amount and Nature of Common Stock Beneficially Owned (2)(3)(4)(5)	Percent of Common Stock Beneficially Owned	Common Stock Represented by CAP Units and Restricted Stock Units	Percentage of Outstanding Common Stock, CAP Units and Restricted Stock Units Combined
James E. Cayne (7)	5,838,717	5.62%	1,055,919	6.57%
Carl D. Glickman (8)	347,426	(6)	—	(6)
Alan C. Greenberg	79,188	(6)	282,909	(6)
Donald J. Harrington, C.M.	7,772	(6)	—	(6)
William L. Mack	35,058	(6)	—	(6)
Samuel L. Molinaro Jr.	54,574	(6)	224,327	(6)
Frank T. Nickell	46,509	(6)	—	(6)
Paul A. Novelly (9)	3,329	(6)	—	(6)
Frederic V. Salerno	13,433	(6)	—	(6)
Alan D. Schwartz	1,038,775	1.00%	879,625	1.83%
Warren J. Spector (10)	319,494	(6)	2,859,758	2.98%
Vincent Tese	12,405	(6)	—	(6)

All directors, nominees and executive officers as a group (16 individuals) (11)	8,397,565	8.03%	5,747,213	12.82%

(1)	The address in each case is 383 Madison Avenue, New York, New York 10179.

(2)	Nature of Common Stock beneficially owned is sole voting and investment power, except as indicated in subsequent notes. Includes an aggregate of 1,211 shares of Common Stock owned by directors, nominees and executive officers through The Bear Stearns Companies Inc. Employee Stock Ownership Plans (the “ESOPs”). Shares owned by the ESOPs that are allocated to employees’ accounts are voted on a “pass through” basis by the employees to whose accounts such shares are allocated. Shares not allocated to employees’ accounts, and allocated shares for which voting directions have not been received, are voted by the trustee of the ESOPs in proportion to the manner in which allocated shares are directed to be voted by the employees.

(3)	Does not include shares of Common Stock underlying CAP Units credited under the CAP Plan, except for the following number of shares distributed during February 2004 to the following persons: Mr. Cayne — 126,161, Mr. Greenberg — 64,188, Mr. Molinaro — 1,020, Mr. Schwartz — 87,137, Mr. Spector — 79,409 and 17,124 shares distributed to executive officers included in the group of sixteen individuals above.

(4)	Includes shares of Common Stock subject to exercisable options and those which are exercisable within the next 60 days held by the following persons: Mr. Cayne — 181,283, Mr. Glickman — 9,962, Father Harrington — 6,962, Mr. Mack — 11,667, Mr. Molinaro — 27,448, Mr. Nickell — 11,667, Mr. Novelly — 2,460, Mr. Salerno — 11,667, Mr. Schwartz — 143,854, Mr. Spector — 173,259, Mr. Tese — 9,962 and 99,637 shares of Common Stock subject to exercisable options and those which are exercisable within the next 60 days held by executive officers included in the group of sixteen individuals above.

(5)	Includes shares of Common Stock underlying vested Restricted Stock Units and those which vest within the next 60 days held by the following persons: Mr. Glickman—1,341, Father Harrington—644, Mr. Mack—1341, Mr. Nickell—1,341, Mr. Novelly—869, Mr. Salerno—1,341 and Mr. Tese—1,341.

(6)	Less than one percent.

(7)	Includes 45,669 shares of Common Stock owned by Mr. Cayne’s wife, as to which shares Mr. Cayne disclaims beneficial ownership. Includes 234,015 shares of Common Stock held by a charitable trust, as to which shares Mr. Cayne disclaims beneficial ownership. Does not include 220,054 shares of Common Stock held by trusts established for Mr. Cayne’s children, as to which shares Mr. Cayne disclaims beneficial ownership. Does not include 8,048 shares of Common Stock owned by a child of Mr. Cayne, as to which shares Mr. Cayne disclaims beneficial ownership.

(8)	Does not include 3,427 shares of Common Stock owned by Mr. Glickman’s wife, as to which shares Mr. Glickman disclaims beneficial ownership.

(9)	Does not include 32,877 shares of Common Stock held by the Novelly Exempt Trust, as to which shares Mr. Novelly disclaims beneficial ownership.

(10)	Does not include 636 shares of Common Stock owned by Mr. Spector’s wife, as to which shares Mr. Spector disclaims beneficial ownership.

(11)	In addition to the shares as to which beneficial ownership is disclaimed in footnotes (7) through (10), also excludes an aggregate of 50,257 shares of Common Stock as to which beneficial ownership is disclaimed.

I. ELECTION OF DIRECTORS

The Nominating Committee and the Board of Directors have nominated and are recommending the election of each of the nominees set forth below as a director of the Company to serve until the next Annual Meeting of Stockholders or until his successor is duly elected and qualified. Each nominee is currently a director of the Company. Each nominee who is elected or re-elected to the Board of Directors will hold office until the next Annual Meeting of Stockholders, in accordance with the By-laws of the Company. Should any nominee become unable or unwilling to accept nomination or election, it is intended that the persons named in the enclosed proxy will vote the shares that they represent for the election of a substitute nominee designated by the Board of Directors, unless the Board of Directors reduces the number of directors. At present, it is anticipated that each nominee will be a candidate. Mr. Fred Wilpon resigned from the Board of Directors effective July 1, 2003 and the Board of Directors has decided not to fill this vacancy.

The affirmative vote of a plurality of the votes cast by holders of shares of Common Stock is required for the election of directors. Officers serve at the discretion of the Board of Directors.

Name	Age as of January 31, 2004	Principal Occupation and Directorships Held	Year First Elected to Serve as Director of the Company
James E. Cayne	69	Chairman of the Board and Chief Executive Officer of the Company and Bear Stearns, member of the Executive Committee (as hereinafter defined); member of the Board of Executives, New York Stock Exchange, Inc.	1985
Carl D. Glickman	77	Private Investor; Presiding Trustee and Chairman of the Executive Committee, Lexington Corporate Properties Trust	1985
Alan C. Greenberg	76	Chairman of the Executive Committee; Director, Viacom Inc.	1985
Donald J. Harrington	58	President, St. John’s University; Director, The Reserve Fund, Reserve Institutional Trust, Reserve Tax-Exempt Trust, Reserve New York Tax-Exempt Trust and Reserve Special Portfolios Trust	1993
William L. Mack	63	Founder and Managing Partner, The Apollo Real Estate Investment Funds; President and Senior Managing Partner, The Mack Organization; Chairman of the Board of Mack-Cali Realty Corporation; Director, Vail Resorts, Inc. and Wyndham International, Inc.	1997
Frank T. Nickell	56	President and Chief Executive Officer of Kelso & Company; Director, BlackRock Inc. and Earle M. Jorgensen Company	1993
Paul A. Novelly	60	Chairman of the Board and Chief Executive Officer of Apex Oil Company, Inc.; Director, Intrawest Corporation, and Boss Holdings, Inc.	2002

Name	Age as of January 31, 2004	Principal Occupation and Directorships Held	Year First Elected to Serve as Director of the Company
Frederic V. Salerno	60	Former Vice Chairman and Chief Financial Officer of Verizon Communications Inc.; Director, Popular, Inc., Viacom Inc., Consolidated Edison, Inc., The D & B Corporation and Gabelli Asset Management Inc.	1992
Alan D. Schwartz	53	President and Co-Chief Operating Officer of the Company and Bear Stearns, member of the Executive Committee; Director, Champps Entertainment, Inc.	1987	(1)
Warren J. Spector	46	President and Co-Chief Operating Officer of the Company and Bear Stearns, member of the Executive Committee	1990	(1)
Vincent Tese	60	Chairman and Director of Wireless Cable International Inc.; Director, Bowne & Co., Inc., Cablevision Systems Corporation, Mack-Cali Realty Corporation, NWH, Inc. and Gabelli Asset Management Inc.	1994

(1)	Did not serve as director during 1997 and 1998.

Mr. Cayne became Chairman of the Board on June 25, 2001. Mr. Cayne has been Chief Executive Officer of the Company and Bear Stearns for more than the past five years. Prior to June 25, 2001, Mr. Cayne was President of the Company and Bear Stearns for more than the preceding five years.

Mr. Glickman has been a private investor for more than the past five years. Mr. Glickman is also currently Chairman of the Compensation Committee of the Board of Directors of the Company.

Mr. Greenberg has been Chairman of the Executive Committee for more than the past five years. Prior to June 25, 2001, Mr. Greenberg was Chairman of the Board of the Company for more than the preceding five years.

Father Harrington has been the President of St. John’s University for more than the past five years.

Mr. Mack has been Managing Partner of the Apollo Real Estate Investment Funds for more than the past five years. He has been President and Senior Managing Partner of The Mack Organization (a national owner, developer and investor in office and industrial buildings and other real estate) for more than the past five years. Mr. Mack is Chairman of the Board of Mack-Cali Realty Corporation (a publicly traded real estate investment trust). Mr. Mack is also currently Chairman of the Nominating Committee of the Board of Directors of the Company.

Mr. Nickell has been President of Kelso & Company, a privately held merchant banking firm, for more than the past five years. Mr. Nickell was appointed Chief Executive Officer of Kelso & Company in 1998.

Mr. Novelly has been Chairman of the Board and Chief Executive Officer of Apex Oil Company, Inc., a privately held company engaged in wholesale marketing, storage and distribution of petroleum products, for more than the past five years.

Mr. Salerno was the Vice Chairman and Chief Financial Officer of Verizon Communications Inc. (formerly Bell Atlantic Corporation) until his retirement on September 30, 2002. Prior to June 2000, Mr. Salerno was the Senior Executive Vice President and Chief Financial Officer/Strategy and Business Development of Bell Atlantic Corporation. Prior to the merger of NYNEX Corp. (“NYNEX”) and Bell Atlantic Corporation, Mr. Salerno was the Vice Chairman of the Board of NYNEX for more than five years.

Mr. Schwartz became President and Co-Chief Operating Officer of the Company and Bear Stearns on June 25, 2001. From June 30, 1999 to June 24, 2001, Mr. Schwartz was an Executive Vice President of Bear Stearns. Prior to June 30, 1999, Mr. Schwartz was an Executive Vice President of the Company and of Bear Stearns for more than the preceding five years.

Mr. Spector became President and Co-Chief Operating Officer of the Company and Bear Stearns on June 25, 2001. From June 30, 1999 to June 24, 2001, Mr. Spector was an Executive Vice President of Bear Stearns. Prior to June 30, 1999, Mr. Spector was an Executive Vice President of the Company and of Bear Stearns for more than the preceding five years.

Mr. Tese has been Chairman of Wireless Cable International Inc. since April 1995. Mr. Tese was Chairman of Cross Country Wireless Inc. from October 1994 to July 1995 and was a corporate officer and a general partner of Cross Country Wireless Inc.’s predecessors, Cross Country Wireless Cable—I, L.P. and Cross Country Wireless Cable West, L.P., from 1990 until October 1994. Mr. Tese was the Director of Economic Development for the State of New York from June 1987 to December 1994. Mr. Tese is currently Chairman of the Audit Committee, the Corporate Governance Committee and the Qualified Legal Compliance Committee of the Board of Directors of the Company.

There is no family relationship among any of the directors or executive officers of the Company.

Board of Directors and Committees

The Board of Directors is currently comprised of eleven members. The Board of Directors has determined that all seven of the Company’s non-employee directors, constituting a majority of the Board of Directors, meet the independence standards of NYSE Corporate Governance Standards Section 303A.02.

The Company’s non-management directors have been meeting in regularly scheduled executive sessions without management since June 2003. Mr. Tese has been appointed by the non-management directors to serve as the presiding director of such sessions. Stockholders and other interested persons may contact the presiding director or the non-management directors individually or as a group, by writing to the presiding director or to such director(s) in care of the Corporate Secretary, The Bear Stearns Companies Inc., 383 Madison Avenue, 6th Floor, New York, New York 10179. Any such communications will be promptly distributed by the Secretary to the presiding director or such individual director(s).

The Company has also adopted a procedure by which stockholders may send communications as defined within Item 7(h) of Schedule 14A under the Exchange Act to one or more members of the Board of Directors by writing to such director(s) or to the whole Board of Directors in care of the Corporate Secretary, The Bear Stearns Companies Inc., 383 Madison Avenue, 6th Floor, New York, New York 10179. Any such communications will be promptly distributed by the Secretary to such individual director(s) or to all directors if addressed to the whole Board of Directors.

The Board of Directors held six meetings (exclusive of committee meetings) during fiscal 2003. The Board of Directors has established five committees whose functions and current members are described below. The Audit Committee, Compensation Committee, Nominating Committee, Corporate Governance Committee and the Qualified Legal Compliance Committee (collectively, the “Board Committees”) are committees of the Board of Directors and consist solely of members of the Board of Directors. In addition there is an Executive Committee which includes both members and non-members of the Board of Directors, but may function in a manner comparable to that of the Board Committees, under certain circumstances as described below. Each current director attended 75% or more of the aggregate number of meetings of the Board of Directors and Board Committees (including for this purpose, the Executive Committee) on which he served, that were held during his period of service. The composition, purpose and responsibilities of each committee are set forth below.

Executive Committee.    The Executive Committee of the Company (the “Executive Committee”) consists of Messrs. Cayne, Greenberg (Chairman), Lehman, Molinaro, Schwartz and Spector. The Executive Committee met once each week and more frequently, as required, having held eighty four meetings during fiscal 2003. The Executive Committee has the authority between meetings of the Board of Directors to take action with respect to a variety of matters delegated by the Board of Directors that are considered to be in the ordinary course of the Company’s business.

Audit Committee.    The Audit Committee of the Board of Directors (the “Audit Committee”) consists of Messrs. Glickman, Novelly, Salerno and Tese (Chairman). Mr. Novelly was appointed to the Audit Committee on February 19, 2004 after Mr. Mack (a former Audit Committee member) resigned. The Board of Directors has determined that each member of the Audit Committee is an “independent director” as defined in NYSE Corporate Governance Standards Section 303A.02 and meets the independence requirements contained in Exchange Act Rule 10A-3(b)(1). In addition, the Board of Directors has determined that each member of the Audit Committee meets the NYSE standards of financial literacy and accounting or related financial management expertise and the SEC criteria of an “audit committee financial expert.” Pursuant to NYSE Section 303A.07, no director may serve as a member of the Audit Committee if he serves on the audit committees of more than three other public companies unless the Board of Directors determines that such simultaneous service would not impair his ability to serve effectively on the Audit Committee. The Board of Directors has determined that Mr. Salerno’s service on the audit committees of the five public companies wherein he serves as a director, as identified in his biography on page 5 of this Proxy Statement, does not impair his ability to serve effectively on the Company’s Audit Committee and that his continued service on the Audit Committee is in the best interest of the Company and its stockholders. The Audit Committee is responsible for reviewing and helping to ensure the integrity of the Company’s financial statements. Among other matters, the Audit Committee, with management and independent and internal auditors, reviews the adequacy of the Company’s internal accounting controls that could significantly affect the Company’s financial statements. The Audit Committee is also directly and solely responsible for the appointment, retention, compensation, oversight and termination of the Company’s independent accountants. The Audit Committee held twelve meetings during fiscal 2003.

Compensation Committee.    The Compensation Committee of the Board of Directors (the “Compensation Committee”) consists of Messrs. Glickman (Chairman), Harrington, Nickell and Tese. The Board of Directors has determined that each member of the Compensation Committee is an “independent director” as defined in NYSE Corporate Governance Standards Section 303A.02. The Compensation Committee establishes the compensation policies used in determining the compensation of all executive officers and other Senior Managing Directors, including members of the Board of Directors who are employees of the Company (“employee directors”). The Compensation Committee administers the Performance Compensation Plan pursuant to which the salary and bonus compensation of certain Senior Managing Directors (including certain executive officers) of the Company is determined. The Compensation Committee also approves the salary and bonus compensation of other executive officers and other Senior Managing Directors based upon recommendations made by the Executive Committee and the Bear, Stearns and Co. Inc. Management and Compensation Committee (the “Management and Compensation Committee”), who are applying criteria established by the Compensation Committee. The Compensation Committee also administers certain aspects of the CAP Plan, the Stock Award Plan and the RSU Plan. The Compensation Committee held eight meetings during fiscal 2003.

Nominating Committee.    The Nominating Committee of the Board of Directors (the “Nominating Committee”) consists of Messrs. Mack (Chairman), Salerno and Tese. The Board of Directors has determined that each member of the Nominating Committee is an “independent director” as defined in NYSE Corporate Governance Standards Section 303A.02(a).

The Nominating Committee considers and makes recommendations to the Board of Directors with respect to the size and composition of the Board of Directors and identifies potential candidates to serve as directors. The Nominating Committee identifies candidates to the Board of Directors by introduction from management, members of the Board of Directors, employees or other sources and stockholders that satisfy the Company’s policy regarding stockholder recommended candidates. The Nominating Committee does not evaluate director candidates recommended by stockholders differently than director candidates recommended by other sources. Stockholders wishing to submit recommendations for the 2005 Annual Meeting should write to the Corporate Secretary, The Bear Stearns Companies Inc., 383 Madison Avenue, 6th Floor, New York, New York 10179. Any such stockholder must meet and evidence the minimum eligibility requirements specified in Exchange Act Rule 14a-8 and must submit, within the same timeframe for submitting a stockholder proposal required by Rule 14a-8: (1) evidence in accordance with Rule 14a-8 of compliance with the stockholder eligibility requirements, (2) the written consent of the candidate(s) for nomination as a director, (3) a resume or other written statement of the qualifications of the candidate(s) for nomination as a director, and (4) all information regarding the candidate(s) and the submitting stockholder that would be required to be disclosed in a proxy statement filed with the SEC if the candidate(s) were nominated for election to the Board of Directors.

In considering Board of Directors candidates, the Nominating Committee takes into consideration the Company’s Board Candidate Guidelines, located in the Company’s Corporate Governance Guidelines and attached as Exhibit D to this Proxy Statement, the Company’s policy regarding stockholder recommended director candidates, as set forth above, and all other factors that they deem appropriate, including, but not limited to, the individual’s character, education, experience, knowledge and skills. The Nominating Committee will also consider the extent of the individual’s experience in business, education or public service, his or her ability to bring a desired range of skills, diverse perspectives and experience to the Board of Directors and whether the individual possesses high ethical standards, a strong sense of professionalism and is capable of serving the interests of stockholders. Additionally, the Nominating Committee will consider the number of boards that the candidate already serves on when assessing whether the candidate has the appropriate time to devote to Board of Directors service. The Nominating Committee held one meeting during fiscal 2003.

Corporate Governance Committee.    The Corporate Governance Committee of the Board of Directors consists of Messrs. Tese (Chairman), Nickell and Novelly. The Board of Directors has determined that each member of the Corporate Governance Committee is an “independent director” as that term is defined in NYSE Corporate Governance Standards Section 303A.02(a). The purpose of the Corporate Governance Committee is to develop and recommend a set of corporate governance principles for the Company; to make recommendations to the Board of Directors in support of such principles; to take a leadership role in the shaping of the corporate governance of the Company; and to oversee the evaluation of the Board of Directors and management. The Corporate Governance Committee is also responsible for periodically reviewing with the Chief Executive Officer the succession plans relating to positions held by corporate officers and other senior executives and making recommendations to the Board of Directors with respect to the selection of individuals to occupy these positions. The Corporate Governance Committee held one meeting during fiscal 2003.

Qualified Legal Compliance Committee.    The Qualified Legal Compliance Committee of the Board of Directors (the “QLCC”) consists of Messrs. Glickman, Mack, Salerno and Tese (Chairman). The QLCC consists of at least one member of the Audit Committee and two or more members of the Board of Directors who are not employed, directly or indirectly, by the Company, as required by the Sarbanes-Oxley Act of 2002 and the rules promulgated thereunder. The purpose of the QLCC is to receive, retain and investigate reports made directly, or otherwise made known, of evidence of material violations of any United States federal or state law, including any breach of fiduciary duty by the Company, its officers, directors, employees or agents, and if the QLCC believes appropriate, to recommend courses of action to the Company. The QLCC held one meeting during fiscal 2003.

Corporate Governance

The Company is committed to the highest level of honesty, integrity and ethics. The Company regularly reviews its corporate governance policies in light of legal, regulatory and corporate governance changes and has voluntarily complied with a number of new SEC, NYSE and other regulatory requirements which have not yet become effective or whose transitional provisions have not yet expired.

Independent Directors.    The Company has established and adopted Corporate Governance Guidelines which set forth the appointment, retention, term, responsibilities, powers, qualifications and compensation regarding the Board of Directors and its committees. The Corporate Governance Guidelines contain the formal director qualification and independence standards adopted by the Board of Directors. The standards set forth the criteria by which director independence will be determined and include: prohibitions on material relationships with the Company; limitations on employment of a director or his or her immediate family members with the Company; limitation on the receipt of direct compensation from the Company; prohibition on affiliation with the Company’s present or former auditors; and restrictions on commercial and not-for-profit relationships. Audit Committee members are further restricted from receiving any compensatory fee from the Company or any subsidiary thereof, other than in the member’s capacity as a member of the Board of Directors or any committee thereof. The Board of Directors has determined that a majority of the members of the Board of Directors, and each member of the Audit Committee, Compensation Committee, Nominating Committee, Corporate Governance Committee and QLCC, are independent under these standards. In addition, each of the charters of the Audit, Compensation,

Nominating and Corporate Governance Committees have been amended to incorporate recently adopted regulatory requirements and the additional responsibilities of the committees thereunder.

The Company’s non-management directors meet in regularly scheduled executive sessions without management present in order to freely evaluate the performance of the Company’s management. As noted above, Mr. Tese has been appointed to serve as the presiding director at such executive sessions. In addition, the non-management directors elected Mr. Tese as Lead Director of the Board of Directors. As Lead Director, Mr. Tese will: preside at all Board of Directors meetings at which the chairman is not present, including executive sessions of the non-management2 directors; serve as liaison between the chairman and the independent directors; approve information sent to the Board of Directors; approve meeting agendas for the Board of Directors; approve meeting schedules to assure that there is sufficient time for discussion of all agenda items; have the authority to call meetings of the independent directors; and if requested by stockholders, ensure that he is available for consultation and direct communication.

As set forth above, the Company has adopted a procedure for interested parties to communicate with the non-management directors and a procedure for stockholders to communicate with the Board of Directors. In addition, to assure that members of the Board of Directors dedicate a sufficient amount of time to effectively serve the Company and its stockholders, the Company has adopted a policy limiting the number of public boards of directors that a Company director may serve on. The Company believes that it is important for members of the Board of Directors to attend the Annual Meetings of stockholders and therefore adopted a policy encouraging all directors to attend Annual Meetings. Eight members of the Board of Directors attended the Company’s 2003 Annual Meeting.

Audit Committee. The Board of Directors has determined that all of the members of the Audit Committee meet the NYSE standards of financial literacy and accounting or related financial management expertise and the SEC criteria of an “audit committee financial expert.” The Audit Committee operates under a formal charter, which in accordance with NYSE listing standards addresses the purpose, duties and responsibilities, and requires an annual performance evaluation of the Audit Committee. A copy of the charter, revised to reflect recent regulatory requirements, is attached as Exhibit A to this Proxy Statement.

Whistleblowing.    The Company has continued its long-standing practice of encouraging whistleblowing. Accordingly, the Audit Committee has established procedures to receive, retain and treat complaints received regarding accounting, internal accounting controls or auditing matters and to allow for the confidential and anonymous submission by employees of concerns regarding accounting or auditing matters. Additionally, the Company has reminded employees of its policy to not retaliate or take any other detrimental action against employees who provide evidence of fraud.

Code of Business Conduct and Ethics.    All of the Company’s employees, officers (including senior executive, financial and accounting officers) and directors are held accountable for adherence to the Company’s Code of Business Conduct and Ethics (the “Code”). The Code is intended to establish standards necessary to deter wrongdoing and to promote compliance with applicable governmental laws, rules and regulations and honest and ethical conduct. The Code covers all areas of professional conduct, including conflicts of interest, fair dealing, financial reporting and disclosure, protection of Company assets and confidentiality. Employees have an obligation to promptly report any known or suspected violation of the Code without fear of retaliation. Waiver of any provision of the Code for executive officers and directors may only be granted by the Board of Directors or one of its committees and any such waiver or modification of the Code relating to such individuals will be disclosed by the Company.

A copy of the Code is filed as an exhibit to the Company’s Annual Report on Form 10-K and is available on the Company’s website at www.bearstearns.com. The website contains a corporate governance page, located within the “Corporate Governance” section under the heading “About Bear Stearns.” Copies of the Company’s Corporate Governance Guidelines, Code, and the charters of each of the Audit Committee, Compensation Committee, Corporate Governance Committee, Nominating Committee and QLCC are available on the website and may also be obtained by any stockholder upon request without charge by writing to the Corporate Secretary, The Bear Stearns Companies Inc., 383 Madison Avenue, 6th Floor, New York New York 10179.

AUDIT COMMITTEE REPORT

The members of the Audit Committee (the “Committee”) have been appointed by the Board of Directors (the “Board”). The Committee is comprised of four directors who each meet the independence and experience requirements of the NYSE and the SEC criteria of an “audit committee financial expert.” The Committee is governed by a charter (attached as Exhibit A) which has been approved and adopted by the Board and is reviewed and reassessed annually by the Committee.

The following Audit Committee Report does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended (the ”Securities Act”) or the Exchange Act, except to the extent the Company specifically incorporates this Audit Committee Report by reference into any such filing.

The Committee assists the Board in monitoring (1) the integrity of the financial statements of the Company, (2) the compliance by the Company with legal and regulatory requirements, (3) the qualifications, performance and independence of the Company’s independent external auditors and (4) the performance of the Company’s internal audit function.

Management is responsible for the preparation and integrity of the Company’s financial statements. The Committee reviewed the Company’s audited financial statements for the year ended November 30, 2003 and met with both management and the Company’s external auditors to discuss those financial statements, including the critical accounting policies on which the financial statements are based. Management and the external auditors have represented to the Committee that the financial statements were prepared in accordance with accounting principles generally accepted in the United States of America.

The Committee has received from and discussed with the external auditors their written disclosure and letter regarding their independence from the Company as required by Independence Standards Board Standard No. 1. The Committee also discussed with the external auditors any matters required to be discussed by Statement on Auditing Standards No. 61.

Based upon these reviews and discussions, the Committee has recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended November 30, 2003 for filing with the SEC.

AUDIT COMMITTEE

Carl D. Glickman
Paul A. Novelly
Frederic V. Salerno
Vincent Tese, Chairman

• • •

EXECUTIVE COMPENSATION

COMPENSATION COMMITTEE REPORT

Compensation Policies

The Compensation Committee is empowered by the Board of Directors and the stockholders to oversee the compensation programs of the Company with particular attention to the compensation of the executive officers of the Company. The compensation philosophy of the Company has been strongly influenced by the principle that the compensation of the executive officers should be structured to link their financial reward to the achievement of annual and long-term performance goals. Thus, executives would both share in the success of the Company as a whole and be adversely affected by poor Company performance, thereby aligning their interests with the interests of the stockholders. In making decisions with respect to the compensation of executive officers, the Compensation Committee follows certain guidelines:

•	Total compensation should be comparable to that of the Company’s primary competitors, so that the Company may recruit and retain talented executive officers who are key to the Company’s long-term success.

•	Executive compensation should be directly linked to the Company’s financial performance as measured annually, primarily through return on equity.

•	A significant portion of the total compensation paid to executive officers should be delivered in the form of equity-based awards. The value of equity-based awards cannot be realized immediately and depends upon the future performance of the Company and an increase in the market value of its stock.

To implement the foregoing philosophy, the salary and bonus compensation of executive officers is determined principally by the operation of the Performance Compensation Plan (the “Performance Compensation Plan”).

Performance Compensation Plan

Under the Performance Compensation Plan, executive officers, including the executive officers named in the Summary Compensation Table, and key employees receive a base salary of $200,000 per annum and a share of a performance-based bonus pool. The Compensation Committee determines the formula for calculating one or more bonus pools within 90 days after the beginning of each fiscal year based upon one or more of the following criteria, individually or in combination, adjusted in such manner as the Compensation Committee shall determine: (a) pre-tax or after-tax return on common equity; (b) earnings per share; (c) pre-tax or after-tax net income; (d) business unit or departmental pre-tax or after-tax income; (e) book value per share; (f) market price per share; (g) relative performance to peer group companies; (h) expense management; and (i) total return to stockholders.

The share of one or more of the bonus pools to be allocated to each executive officer in any fiscal year is determined by the Compensation Committee in its sole discretion. However, under no circumstance may the aggregate amount of the bonuses paid under the Performance Compensation Plan exceed 100% of any of the applicable bonus pools computed under the formula designated by the Compensation Committee. The maximum amount allocable to members of the Executive Committee of Bear, Stearns & Co Inc. in the aggregate for any fiscal year is $165,000,000 (the “Executive Committee Pool”). The maximum allocation to any individual member of the Executive Committee Pool is 30%. In fiscal 2003, the Executive Committee consisted of six members: the Company’s Chief Executive Officer, Chairman of the Executive Committee, Presidents, Chief Financial Officer and General Counsel.

In fiscal 2003, the Compensation Committee determined that the formula used to calculate the Executive Committee Pool would be based on the Company’s adjusted after-tax return on common equity. Based on this formula, the Compensation Committee determined that participants in the Executive Committee Pool would receive total compensation of $111,776,590 which would consist of a combination of cash, CAP Units (as defined below under “Equity Ownership and Capital Accumulation Plan”) and stock options (see “Stock Award Plan”). The Executive Committee felt that a greater percentage of their annual compensation should be tied to the future increase in the price of the Company’s Common Stock and therefore recommended to the Compensation Committee that the percentage of annual compensation delivered in the form of stock options be increased from 7.5% to 20%. The

Compensation Committee concurred with this suggestion which resulted in the participants in the Executive Committee Pool receiving 42.2% in cash and 57.8% in equity-based awards. The Compensation Committee believes that this change strengthens the alignment of the interests of the executive officers with those of all stockholders, as the ultimate realization of the benefits attributable to stock options only occur with an increase in the Company’s stock price.

Equity Ownership and Capital Accumulation Plan

A focus on performance and growth and the direct alignment of employee and stockholder interests flows from the substantial ownership of Common Stock and CAP Units by senior executives of the Company. At January 31, 2004, the members of the Executive Committee beneficially owned 8.54% of the outstanding Common Stock, CAP Units and restricted stock units combined.

All executive officers receive a substantial portion of their annual compensation in awards made pursuant to the CAP Plan. Stock units (“CAP Units”) awarded pursuant to the CAP Plan vest at the end of three years. After a five-year period, each officer will be entitled to receive from the Company a number of freely transferable shares of Common Stock equal to the number of CAP Units then credited to such officer’s Capital Accumulation Account related to such award.

Stock Award Plan

The Stock Award Plan was established in 1999 and provides the Company the ability to award key employees stock options as a component of their annual compensation. The determination of recipients of stock options, the terms and conditions of such options within the parameters of the Stock Award Plan, and the number of shares covered by each option is determined by the Compensation Committee, based on management’s recommendation.

In aggregate, 1,068,871 ten-year options were granted to members of the Executive Committee relating to their performance in fiscal 2003. These options were granted with exercise prices equal to the fair market value of the Common Stock on the date of grant and become exercisable after three years. The Compensation Committee believes that the award of stock options is an important component in the compensation of executive officers, as the ultimate economic value of such awards can only be achieved as a result of share price growth. As a result, the interests of executive officers are directly aligned with those of the stockholders.

Compensation of Chief Executive Officer

The total compensation of Mr. Cayne, the Company’s Chief Executive Officer, along with other members of the Executive Committee, is determined in all respects by the Performance Compensation Plan. Pursuant to the terms of the Performance Compensation Plan for fiscal 2003, Mr. Cayne received a base salary of $200,000 and shared in a bonus pool based on the Company’s fiscal 2003 after-tax return on common equity. Mr. Cayne’s proportionate share of the fiscal 2003 bonus pool (as well as that of the other members of the Executive Committee) was determined by the Compensation Committee in February 2003. The Compensation Committee approved Mr. Cayne receiving total compensation in fiscal 2003 of $27,026,382 consisting of the following components (including 256,143 stock options):

Base Salary	Cash Bonus	CAP Units	Stock Options	Total
$200,000	$11,009,432	$10,419,633	$5,397,317	$27,026,382

The total compensation of Mr. Cayne represents a significant increase over that paid in fiscal 2002 reflecting the Company’s improved operating performance, as measured by pre-tax earnings, profit margins, net income and return on equity. The Compensation Committee believes that Mr. Cayne’s fiscal 2003 compensation was fair given the Company’s absolute performance and also its performance compared to its key competitors. Due to the substantial portion of Mr. Cayne’s compensation being delivered in the form of stock units and stock options, the ultimate realization of benefits from his current bonus will depend on the future performance of the Company and the value of its Common Stock.

Tax Deductibility under Section 162(m)

Section 162(m) of the Internal Revenue Code limits deductibility for federal income tax purposes of compensation in excess of $1,000,000 annually paid to individual executive officers named in the Summary Compensation Table unless certain exceptions, including compensation based on performance goals, are satisfied. The Performance Compensation Plan, the CAP Plan and the Stock Award Plan have been established and maintained in an effort to comply with the performance-based exception to limits on deductibility of executive officer compensation. However, while the Compensation Committee currently seeks to maximize the deductibility of compensation paid to executive officers, it will maintain the flexibility to take actions which may be based upon other considerations.

Conclusion

The Compensation Committee believes that the Company performed well in the current business environment. The Company’s performance as measured by profit margins and earnings per share increased significantly from the prior year and return on common equity was the highest of its key competitors. Therefore, the compensation paid to the Company’s executive officers reflects the Company’s strong absolute and relative performance. Attracting and retaining talented and motivated management and employees is essential to creating long-term stockholder value. Offering a competitive performance-based compensation program with a significant equity component helps to achieve this objective. The Compensation Committee believes that the Performance Compensation Plan, the CAP Plan and the Stock Award Plan provide appropriate incentives to senior management of the Company and are fair and reasonable methods for determining the compensation of executive officers, including the Chief Executive Officer. The compensation program of the Company properly serves to align the interests of executives and stockholders.

COMPENSATION COMMITTEE

Carl D. Glickman, Chairman
Donald J. Harrington
Frank T. Nickell
Vincent Tese

• • •

COMPENSATION TABLES AND OTHER INFORMATION

The following table sets forth information with respect to the Chief Executive Officer and the four most highly compensated executive officers of the Company (other than the Chief Executive Officer) for the fiscal years ended November 30, 2003, 2002 and 2001:

Summary Compensation Table

		ANNUAL COMPENSATION		LONG-TERM COMPENSATION AWARDS
Name and Principal Position	Fiscal Year	Salary	Bonus (1)	Restricted Stock Awards (2)(3)(4)	Securities Underlying Options (#)	All Other Compensation (5)
James E. Cayne	2003	$200,000	$11,009,432	$10,419,633	256,143	$12,296,347
Chairman of the Board	2002	200,000	10,006,750	7,982,583	68,000	10,178,600
and Chief Executive Officer	2001	200,000	4,972,150	2,001,025	30,581	8,014,650

Alan C. Greenberg	2003	$200,000	$6,516,519	$5,963,136	150,396	$5,005,360
Chairman of the Executive	2002	200,000	5,995,000	4,591,667	40,000	4,224,231
Committee	2001	200,000	2,998,200	1,175,200	18,702	3,472,587

Samuel L. Molinaro Jr.	2003	$200,000	$5,300,765	$4,538,107	116,582	$776,663
Executive Vice President	2002	200,000	4,332,500	3,027,500	30,000	406,524
and Chief Financial Officer	2001	200,000	2,544,250	959,875	15,605	249,378

Alan D. Schwartz	2003	$200,000	$10,486,887	$9,836,524	242,307	$9,032,967
President and Co-Chief	2002	200,000	9,537,500	7,475,833	65,000	7,452,512
Operating Officer	2001	200,000	4,766,890	1,886,515	28,934	5,850,488

Warren J. Spector	2003	$200,000	$10,429,968	$9,874,471	243,207	$17,750,992
President and Co-Chief	2002	200,000	9,493,592	7,519,741	65,000	13,921,316
Operating Officer	2001	200,000	4,748,550	1,900,925	29,141	9,946,755

_______________

(1)	Represents amounts payable under the Performance Compensation Plan. See “Executive Compensation — Compensation Committee Report — Performance Compensation Plan.”

(2)	Represents the portion of the named executive officer’s bonus deferred pursuant to the CAP Plan. See “Executive Compensation — Compensation Committee Report — Equity Ownership and Capital Accumulation Plan.”

(3)	As of November 30, 2003, the value and the aggregate number of CAP Units in the accounts of each named person (based on the closing price of the Common Stock on the Consolidated Transaction Reporting System on November 28, 2003) was: Mr. Cayne — $85,653,483 (1,182,079 units); Mr. Greenberg — $25,150,619 (347,096 units); Mr. Molinaro — $15,535,035 (214,394 units); Mr. Schwartz — $70,051,552 (966,761 units); and Mr. Spector — $212,972,067 (2,939,167 units).

(4)	On December 11, 2000, Mr. Molinaro received restricted stock units as part of his compensation pursuant to the Performance Compensation Plan. Mr. Molinaro’s grant was $788,021, which represents 15,879 restricted stock units. Dividend equivalents of additional restricted stock units are payable by the Company on all such holdings from the date of grant. On June 30, 2003, Mr. Molinaro vested into and received a distribution of 5,433 restricted stock units, which represented 33 1/3% of the units originally granted plus all related dividend equivalents through the vesting date. The remaining restricted stock units will vest equally during the following two years.

(5)	Represents preferential earnings paid in the form of CAP Units pursuant to the CAP Plan that exceed cash dividends paid on the equivalent shares of Common Stock.

Option Grants in Last Fiscal Year(1)

Name	Number of Securities Underlying Options Granted	% of Total Options Granted to Employees in Fiscal Year	Exercise Price Per Share	Expiration Date (2)	Grant Date Present Value (3)
James E. Cayne	256,143	4.49%	$73.75	12/15/13	$5,397,317
Alan C. Greenberg	150,396	2.63%	73.75	12/15/13	3,169,068
Samuel L. Molinaro Jr.	116,582	2.04%	73.75	12/15/13	2,456,553
Alan D. Schwartz	242,307	4.25%	73.75	12/15/13	5,105,762
Warren J. Spector	243,207	4.26%	73.75	12/15/13	5,124,735

_______________

(1)	Represents awards made in December 2003 for performance in fiscal year 2003.

(2)	All stock options become exercisable three years after grant date.

(3)	Valued using a modified Black-Scholes option pricing model. The exercise price of each stock option ($73.75) is equal to the closing price on the Consolidated Transaction Reporting System of a share of Common Stock on December 12, 2003, the date immediately preceding the date of the grant. The assumptions used for the variables in the model were: 26.90% volatility (a projection of the volatility of the Common Stock over the 120 month term of the options); a 3.17% risk-free rate of return (based on the USD Interest Rate Swap Curve, expressed as a zero-coupon rate over the 120 month term); a 1.11% dividend yield (which was an estimated projected dividend yield on the date of grant); and a ten year option term (which is the maximum term of the options). A discount of 25% was applied to the option value yielded by the model to reflect the non-marketability of the options. The actual gain, if any, that executives will realize on their stock options will depend on the future price of the Common Stock and cannot be accurately forecasted by application of an option pricing model.

Aggregated Stock Option Exercises Made in Last Fiscal Year
and Fiscal Year-End Option Values

			Underlying Unexercised Options at Fiscal Year-End		In-the-Money Options at Fiscal Year-End (1)
Name	Shares Acquired on Exercise	Value Realized	Exercisable (2)	Unexercisable	Exercisable	Unexercisable
James E. Cayne	—	—	181,283	354,724	$4,927,241	$1,051,732
Alan C. Greenberg (3)	44,240	$1,072,820	66,475	209,098	1,517,957	629,777
Samuel L. Molinaro Jr.	—	—	27,448	162,187	687,360	496,926
Alan D. Schwartz	—	—	143,854	336,241	3,910,219	1,000,692
Warren J. Spector	—	—	173,259	337,348	4,708,887	1,003,917

_______________

(1)	This valuation represents the difference between $72.46, the closing price of a share of Common Stock reported on the Consolidated Transaction Reporting System on November 28, 2003 and the exercise prices of those stock options outstanding at November 30, 2003 multiplied by the number of options outstanding at each exercise price. The actual value, if any, that executives will realize upon the exercise of any option will depend upon the difference between the exercise price of the option and the market price of the Common Stock on the date the option is exercised.

(2)	Includes options that vested and became exercisable on December 11, 2003.

(3)	In addition, Mr. Greenberg also exercised and sold 66,475 options on December 19, 2003, which represented the options that vested on December 11, 2003.

Compensation of Directors

In fiscal 2003, each director who was not an employee of the Company received an annual retainer of $50,000, plus $1,500 for each meeting of the Board of Directors attended, and reasonable expenses relating to attendance at such meetings. No increases have been proposed for fiscal 2004. Directors who are members of the Audit Committee, Compensation Committee, Nominating Committee, Corporate Governance Committee and QLCC receive additional compensation at the rate of $1,500 for each meeting of the Audit Committee, Compensation Committee, Nominating Committee, Corporate Governance Committee and QLCC attended, with the exception of telephone conference committee meetings for which the compensation paid for participation is $200.

Pursuant to the provisions of the Non-Employee Directors’ Stock Option and Stock Unit Plan (the “Directors’ Plan”), each of the directors of the Company who is not an officer or employee of the Company or any of its subsidiaries (the “Non-Employee Directors”) as of the date of an annual meeting of stockholders and whose service will continue after such meeting is granted an option to purchase shares of Common Stock and a number of restricted stock units. The exercise price of an option is equal to the closing price of the Common Stock on the NYSE on the date the grant is made. The number of shares covered by the option and the number of restricted stock units is equal to the quotient of an amount determined by the Executive Committee divided by the average closing price of the Common Stock for the five trading days immediately preceding the date of such meeting, subject to adjustment as provided in the Directors’ Plan. The options have a ten-year term, are exercisable six months from the date of grant and are subject to termination upon the occurrence of certain events as provided in the Directors’ Plan.

Pursuant to the annual grant provisions of the Directors’ Plan, all of the Company’s Non-Employee Directors at March 26, 2003 received stock options valued at $42,500 in fiscal 2003. Current Non-Employee Directors will be granted stock options valued at $42,500 immediately following the Annual Meeting. In addition, each Non-Employee Director at March 26, 2003 received restricted stock units valued at $42,500 in fiscal 2003. Current Non-Employee Directors will receive restricted stock units valued at $42,500 immediately following the Annual Meeting. The Directors’ Plan also permits Non-Employee Directors to elect to receive options or shares of Common Stock in exchange for up to one-half of the annual cash retainer paid by the Company for services rendered as a director.

PERFORMANCE GRAPH

The following performance graph compares the performance of an investment in the Company’s Common Stock over the last five fiscal years with its Peer Group, the S&P 500 Investment Banking & Brokerage Index and the S&P 500 Index. The entities included in the Company’s peer group (the “Peer Group”) consist of Merrill Lynch & Co., Inc., Morgan Stanley, The Goldman Sachs Group, Inc. and Lehman Brothers Holdings Inc. The performance graph assumes the value of the investment in the Company’s Common Stock and each index was $100 on November 27, 1998, and that all dividends have been reinvested. There can be no assurance that the Company’s future stock performance will correlate with past stock performance.

COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN

_______________
Assumes $100 invested on November 27, 1998 in the Company’s Common Stock; Peer Group; S&P 500 Investment Banking & Brokerage Index and the S&P 500 Index and that all dividends have been reinvested.

	1998	1999	2000	2001	2002	2003
The Bear Stearns Companies Inc.	$100.00	$101.80	$118.09	$149.41	$168.02	$192.31
Peer Group (1)	100.00	138.90	165.17	158.69	141.94	177.93
S&P 500 Investment Banking & Brokerage Index (2)	100.00	145.70	170.55	144.06	121.00	148.75
S&P 500 Index	100.00	120.32	113.01	99.19	82.81	95.31

_______________

(1)	In fiscal year 2000, The Goldman Sachs Group, Inc. was added to the Peer Group. The Goldman Sachs Group, Inc. is not included in results for 1998 and 1999.

(2)	S&P 500 Investment Banking & Brokerage Index was selected as a replacement of S&P 500 Diversified Financial Services Index which was discontinued.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Certain Transactions

The Company, in the ordinary course of business, has extended credit to certain of its directors, officers and employees in connection with their purchase of securities. Such extensions of credit have been made on substantially the same terms (including as to interest rates and collateral requirements) as those prevailing at the time for comparable transactions with non-affiliated persons, except that for some credit products, the interest rates charged were equivalent to the lowest of the interest rates charged to other persons or were the same as those charged to Company employees and did not involve more than the normal risk of collectability or have unusual terms or conditions which are disadvantageous to the Company. To the extent officers and employees of the Company and members of their immediate families wish to purchase securities in brokerage transactions, they ordinarily are required to do so through Bear Stearns, which offers them a discount from its standard commission rates that could be substantial depending on various factors, including the size of the transaction. Bear Stearns periodically in the ordinary course of its business, enters into transactions, as principal, involving the purchase or sale of securities and commercial paper (including different forms of repurchase transactions) with directors, officers, employees of the Company and members of their immediate families. Such purchases and sales of securities or commercial paper on a principal basis are effected on substantially the same terms as similar transactions with unaffiliated third parties.

The Company, from time to time, has made loans to its officers and other employees. All loans outstanding between the Company and any of its directors or executive officers on and after July 30, 2002, including those discussed in this section, have been in existence without material modification since such date or are otherwise exempt from the prohibitions of Section 13(k) of the Exchange Act. Interest is generally charged by the Company on such loans at the same rate of interest charged by BSSC on loans to purchase securities. The Company currently requires that any such loan in excess of $7,500 made to officers and other employees be approved by the Management and Compensation Committee. During the fiscal year ended November 30, 2003, the maximum aggregate amount of month-end loans outstanding was $30,005,429.

The Company has formed several limited partnerships, The BSC Employee Fund, L.P., The BSC Employee Fund II, L.P., The BSC Employee Fund III, L.P., The BSC Employee Fund IV, L.P., The Bear Stearns Health Innoventures Employee Fund, L.P. and The Bear Stearns Multi-Strategy Employee Fund, L.P. which provide investment opportunities for the Company’s key employees. The total amounts loaned in excess of $60,000 were outstanding to the following directors or executive officers, in the aggregate for all the funds set forth after each of their respective names at November 30, 2003: James E. Cayne ($481,286), Jeffrey M. Farber ($147,187), Mark E. Lehman ($367,968), Michael Minikes ($305,706), Samuel L. Molinaro Jr. ($305,706), Alan D. Schwartz ($481,286), Warren J. Spector ($1,224,571).

The BSC Employee Fund, L.P. (the “Fund”) provides an investment opportunity for the Company’s Senior Managing Directors and Managing Directors that are accredited investors. The Fund has committed to invest $62,000,000 in a diversified group of closed-end acquisition and leveraged buyout funds that are managed by highly regarded private equity firms. As of November 30, 2003, 335 participants in the Fund have purchased a total of 1,009 limited partnership interests. Each limited partnership interest represents a commitment by the participant to invest $50,000, of which $25,000 is funded by the participant and $25,000 is in the form of a nonrecourse, interest-bearing loan from the Company to the Fund participant. The loans bear interest at the London Interbank Offered Rate (“LIBOR”) plus 1.0%. Capital calls since June 12, 1997 have totaled 100% of each participant’s equity commitment. The total amount loaned to the participants in the Fund at November 30, 2003 was $5,711,994. The aggregate amount of the loans outstanding to all executive officers as a group on such date was $702,570.

The BSC Employee Fund II, L.P. (“Fund II”), provides an investment opportunity for certain key employees of the Company that are accredited investors. Fund II has committed to invest $60,850,000 in a diversified group of private equity funds, sponsored and managed by well-regarded private equity firms. As of November 30, 2003, 179 participants in Fund II have purchased a total of 523 limited partnership interests. Each limited partnership interest represents a commitment by the participant to invest $100,000, of which $50,000 is funded by the participant and $50,000 is in the form of a nonrecourse, interest-bearing loan from the Company to the participant. The loans bear interest at LIBOR plus 1.0%. Capital calls since September 28, 2000 have totaled 47.5% of each participant’s equity commitment. The total amount loaned to the participants in Fund II at November 30, 2003 was $13,479,054.

The BSC Employee Fund III, L.P. (“Fund III”), provides an investment opportunity for certain key employees of the Company. Fund III has committed to invest $60,017,271 alongside Bear Stearns Merchant Banking Partners II, L.P. (the “Merchant Banking Fund”), which will invest by making private equity and equity-related investments in leveraged buyouts, recapitalizations and growth capital opportunities and may make investments in preferred stock and debt having equity components. Fund III will invest as side-by-side funds, alongside the Merchant Banking Fund. As of November 30, 2003, 134 participants in Fund III have purchased a total of 209 limited partnership interests. Each limited partnership interest represents a commitment by the participant to invest $80,000, of which $20,000 is funded by the participant and $60,000 is in the form of an advance from the Company to the participant. The advances bear interest at LIBOR plus 1.75%. Capital calls since October 20, 2000 have totaled 100% of each participant’s equity commitment. The total amount loaned to the participants in Fund III at November 30, 2003 was $11,859,359.

The BSC Employee Fund IV, L.P. (“Fund IV”), provides an investment opportunity for Senior Managing Directors of the Company that are accredited investors. Fund IV has committed to invest $106,649,395 alongside the Merchant Banking Fund. The Merchant Banking Fund will invest in private equity and equity-related investments in leveraged buyouts, recapitalizations and growth capital opportunities and may make investments in preferred stock and debt having equity components. In addition, Fund IV has committed to invest $37,500,000 alongside Constellation Venture Partners II, L.P. (the “Constellation Fund”), which will invest in equity and equity related securities in early and mid-stage media, communications and technology based companies. As of November 30, 2003, 184 participants in Fund IV have purchased a total of 458 limited partnership interests. Each limited partnership interest represents a commitment by the participant to invest $80,000 in the Merchant Banking Fund (of which $20,000 is funded by the participant and $60,000 is in the form of an advance from the Company to the participant) and $30,000 to the Constellation Fund (of which $15,000 is funded by the participant and $15,000 is in the form of an advance from the Company to the participant). The advances bear interest at LIBOR plus 1.75%. Capital calls since October 20, 2000 have totaled 100% of each participant’s equity commitment. The total amount loaned to the participants in Fund IV at November 30, 2003 was $32,969,927. The aggregate amount of the loans outstanding to all executive officers as a group on such date was $2,207,807.

The Bear Stearns Health Innoventures Employee Fund, L.P. (“Health Innoventures Fund”), provides an investment opportunity for certain key employees of the Company that are accredited investors. Health Innoventures Fund has committed to invest $19,951,818 alongside Bear Stearns Health Innoventures, L.P. in technology-based health care companies in emerging high growth markets. As of November 30, 2003, 46 participants in Health Innoventures Fund have purchased a total of 70 limited partnership interests. Each limited partnership interest represents a commitment by the participant to invest $250,000, of which $125,000 is funded by the participant and $125,000 is in the form of a nonrecourse, interest-bearing loan from the Company to the participant. The loans bear interest at LIBOR plus 1.0%. Capital calls since April 16, 2001 have totaled 38.80% of each participant’s equity commitment. The total amount loaned to the participants in Health Innoventures Fund at November 30, 2003 was $3,529,161. The aggregate amount of the loans outstanding to all executive officers as a group on such date was $403,333.

The Bear Stearns Multi-Strategy Employee Fund, L.P. (“Multi-Strategy Fund”), provides an investment opportunity for certain key employees of the Company that are accredited investors. Multi-Strategy Fund has invested $5,925,000 in a diversified group of private investment funds or managed accounts, managed by or offered through Bear Stearns Asset Management Inc. and its affiliates. As of November 30, 2003, 21 participants in Multi-Strategy Fund have purchased a total of 47 limited partnership interests. Each limited partnership interest represents an investment by the participant of $125,000. There were no loans outstanding to the participants in Multi-Strategy Fund at November 30, 2003.

Sterling BSC Inc. (“Sterling BSC”) and Hines BSC, LLC (“Hines BSC”), as a joint venture (the “Joint Venture”), have formed Bradirk 383 Associates LLC (“Bradirk”), of which Sterling BSC owns a 60% interest and Hines BSC owns a 40% interest. Through the Joint Venture, Sterling BSC and Hines BSC have acted as a consultant to the Company on certain real estate matters. The Company entered into an agreement with Bradirk to assist in the development of the Company’s new world headquarters at 383 Madison Avenue. Under this agreement the Company agreed to pay a development fee of $12 million and to reimburse Bradirk for certain direct administrative costs associated with the project. During fiscal 2003, the Company made no payments related to the development agreement. In addition, pursuant to a Management Agreement between Gregory/Madison Avenue, LLC (“Gregory”), an affiliate of the Company, and Bradirk, Gregory has agreed to pay a management fee to Bradirk of $750,000 per year and to reimburse Bradirk for certain direct expenses related to managing the property. This agreement commenced on July 1, 2001 and continues for a minimum of 27 months. During fiscal 2003, the Company paid Bradirk $3.2 million in aggregate relating to the Management Agreement. Mr. Wilpon, a former director of the Company, is Chairman, Chief Executive Officer and a 33.75% stockholder of Sterling BSC. Mr. Wilpon and members of his family own approximately 85% of the outstanding stock of Sterling BSC.

Other than as described in this Proxy Statement, no director or executive officer of the Company was indebted to the Company during fiscal 2003 for any amount in excess of $60,000.

Compensation Committee Interlocks and Insider Participation

The current members of the Company’s Compensation Committee are Messrs. Glickman, Harrington, Nickell and Tese, none of whom is or has been an officer or an employee of the Company. There were no “Compensation Committee Interlocks” during fiscal year 2003.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s officers and directors, and any persons who own more than 10% of the Company’s Common Stock, to file reports of initial ownership of the Company’s Common Stock and subsequent changes in that ownership with the SEC and furnish the Company with copies of all forms they file pursuant to Section 16(a). Based solely upon a review of the copies of the forms furnished to the Company, or written representations from certain reporting persons that no Form 5’s were required, the Company believes that during fiscal 2003 all Section 16(a) filing requirements were complied with, except as set forth in this paragraph due to administrative errors. Each of Messrs. Mack, Nickell and Salerno, directors of the Company, and Mr. Wilpon, a former director of the Company, made four late filings on Form 4 to report four transactions involving the grant of stock options pursuant to the Directors’ Plan. Mr. Novelly, a director of the Company, made two late filings on Form 4 to report two transactions involving the grant of stock options and restricted stock units pursuant to the Directors’ Plan. Each of Messrs. Minikes and Molinaro, executive officers of the Company, and Mr. Levinson, a former executive officer of the Company, made two late filings on Form 4 to report the grant of restricted stock units pursuant to the Long-Term Incentive Stock Award Agreement and four grants of units representing earnings under the CAP Plan. Mr. Greenberg, a director and executive officer of the Company, made one late filing on Form 4 to report four grants of units representing earnings under the CAP Plan. Each of Messrs. Cayne and Schwartz, directors and executive officers of the Company, and Mr. Lehman, an executive officer of the Company, made one late filing on Form 4 to report five grants of units representing earnings under the CAP Plan. Mr. Spector, a director and executive officer of the Company, made one late filing on Form 4 to report eight grants of units representing earnings under the CAP Plan.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of November 30, 2003 with respect to the Company’s Common Stock that may be issued under its existing equity compensation plans. The table shows the number of securities to be issued under compensation plans that have been approved by stockholders and those that have not been so approved. The footnotes and other information following the table are intended to provide additional detail on the compensation plans. The Company currently plans to mitigate the dilutive effect to stockholders through the repurchase of Common Stock, pursuant to the Company’s share repurchase program, subject to market conditions.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights (1)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)		(b)	(c)
Equity compensation plans approved by security holders	56,615,626	(2)	$58.91 (2)	9,053,259	(3)
Equity compensation plans not approved by security holders	10,847,375	(4)	N/A	1,213,511	(5)
Total	67,463,001			10,266,770

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(1)	This column contains information regarding stock options only; there are no warrants or rights outstanding.

(2)	Includes stock options to purchase 23,810,849 shares of Common Stock at a weighted-average exercise price of $58.91 and 32,795,243 of CAP units as well as 9,534 restricted stock units under the Directors’ Plan.

(3)	Equity compensation plans approved by security holders include the Stock Award Plan, Directors’ Plan and CAP Plan. The material features of each of these plans are described in Note 11, “Stock Compensation Plans,” to the Company’s Consolidated Financial Statements.

—	Includes stock options to purchase 8,843,129 shares of Common Stock available under the Stock Award Plan as well as stock options to purchase 210,130 shares of Common Stock available under the Directors’ Plan.

—	Units available for future issuance under the CAP Plan, which was approved by security holders, are not included. Pursuant to the terms of the CAP Plan, the total number of CAP units that may be issued under the CAP Plan during any fiscal year may not exceed 15% of the sum of issued and outstanding shares of Common Stock and CAP units outstanding determined as of the last day of the current fiscal year.

(4)	Equity compensation plans not previously approved by security holders include the RSU Plan, the Long-Term Incentive Stock Award, and AE Investment and Deferred Compensation Plan. The material features of these arrangements are described below.

(5)	There are 1,213,511 securities remaining available for future issuance under the RSU Plan.

The table above does not include equity compensation plans that meet the qualification requirements of Section 401(a) of the Internal Revenue Code, namely the Profit Sharing Plan, 401(k) Savings Plan and the Employee Stock Ownership Plan. The RSU Plan, which is being submitted for the approval of stockholders at the Annual Meeting, is described in Note 11 to the Company’s Consolidated Financial Statements and under “Approval of the Restricted Stock Unit Plan, as amended” below. The material features of the Long-Term Incentive Stock Award and AE Investment and Deferred Compensation Plan are described below. These descriptions do not purport to be complete and are qualified in their entirety by reference to the plan documents which are included as exhibits to the Company’s Annual Report on Form 10-K for the fiscal year ended November 30, 2003.

AE Investment and Deferred Compensation Plan

The AE Investment and Deferred Compensation Plan is a non-qualified defined contribution retirement plan covering substantially all account executives. The plan allows participants to defer a portion of their annual compensation in a variety of self-directed investment options. One of these options allows the participants to invest in the Common Stock of the Company. Such investments are restricted from sale, transfer or assignment until the end of the restricted period which is predetermined prior to the original deferral. As of November 30, 2003 the total number of such units outstanding was 488,130.

Long-Term Incentive Stock Award

On November 30, 2000, the Company issued a one time award of Restricted Stock Units to certain existing employees. These units were scheduled to vest over a four and one-half year period. There were 2,267,594 Restricted Stock Units outstanding at November 30, 2003.

II.

General

The Capital Accumulation Plan for Senior Managing Directors (the “CAP Plan”) was adopted initially by the Board of Directors and approved by stockholders as of September 6, 1990. The CAP Plan was amended thereafter on a number of occasions by the Compensation Committee, both with and without stockholder approval, as required. The CAP Plan was amended and restated as of November 29, 2000 for CAP Plan years beginning on or after July 1, 1999 (the “2000 Plan”). Deferrals relating to CAP Plan years beginning prior to July 1, 1999 are subject to the CAP Plan amended and restated as of October 28, 1999 (the “1999 Plan”). The 2000 Plan is filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended February 23, 2001 and the 1999 Plan is filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended December 31, 1999. The 1999 Plan and the 2000 Plan constitute a single plan and unless indicated otherwise are referred to in this subsection as the CAP Plan.

Purpose

The purpose of the CAP Plan is to promote the interests of the Company and its stockholders by providing long-term incentives to certain key executives who contribute significantly to the long-term performance and growth of the Company. Awards pursuant to the CAP Plan will be credited to participants’ deferred compensation accounts (“Capital Accumulation Accounts”) in the form of units (“CAP Units”), on prescribed terms and conditions. The Company will deliver shares of Common Stock in settlement of outstanding CAP Units upon completion of the applicable vesting and deferral periods. The CAP Plan is administered together with the grant of options under the Stock Award Plan in order to attract and retain key executives in a competitive business environment and to link the long-term interests of management and stockholders by broadening the equity participation of executives.

Proposed Amendment to the CAP Plan

The CAP Plan currently provides for termination when all required distributions have been made following the last day of the applicable deferral period. The maximum number of CAP Units that may be credited to all participants’ Capital Accumulation Accounts under the CAP Plan for any CAP Plan year may not exceed the equivalent number of shares of Common Stock equal to the sum of 15% of the outstanding shares of Common Stock as of the last day of such CAP Plan year (the “Base Shares”) and the number, if any, by which the sum of the Base Shares in all prior fiscal years beginning on or after July 1, 1993 exceeds the number of shares credited to Capital Accumulation Accounts under the CAP Plan in all prior fiscal years.

The CAP Plan is a “formula plan” as defined in NYSE Section 303A.08. To avoid the need to seek specific stockholder approval for each grant of awards under the CAP Plan, as required under the new NYSE rules for formula plans which are not limited to a ten-year term, the Board of Directors approved an amendment to each of the 2000 Plan and the 1999 Plan, subject to stockholder approval at the Annual Meeting. Pursuant to the amendment, the CAP Plan will terminate on December 31, 2013, unless earlier terminated by the Compensation Committee. The Compensation Committee is defined in the CAP Plan and referred to in the amendment as the Board Committee.

Set forth below is the text of new Section 11.12 to be added to the 2000 Plan and the 1999 Plan containing the amendment being proposed at the Annual Meeting. The amendment is qualified in its entirety by reference to such text.

New Section 11.12 shall be added to the 2000 Plan and the 1999 Plan to read as follows:

“11.12 Termination of the Plan. Unless earlier terminated by action of the Board Committee, the Plan will remain in effect until December 31, 2013.”

Description of the CAP Plan

This summary of the material terms of the CAP Plan is qualified in its entirety by reference to the full text of the 2000 Plan, a copy of which is attached as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended February 23, 2001 and the full text of the 1999 Plan, a copy of which is attached as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended December 31, 1999.

The CAP Plan is administered by the Management and Compensation Committee with respect to all participants other than those who are subject to the reporting requirements of Section 16(a) of the Exchange Act. The CAP Plan is administered with respect to such reporting persons by the Compensation Committee.

Employees of Bear Stearns who hold the position of Senior Managing Director and who are “accredited investors” as defined in Rule 501 under the Securities Act are eligible to participate in the CAP Plan.

Pursuant to the 1999 Plan, participants could elect to defer for specified periods required percentages of their current compensation and additional amounts in excess of such required percentages. For each CAP Plan year of such deferrals, participants were entitled to receive a number of CAP Units equal to the total deferral amount for such CAP Plan year divided by the Average Cost Per Share of the available shares for such CAP Plan year. Average Cost Per Share for any period is calculated by taking the weighted average of the sum of the average price paid (including commissions) by the Company in respect of shares purchased during such period and the fair market value as of the last trading day of such period in respect of shares purchased by the Company prior to such period and accepted by the Compensation Committee for use under the CAP Plan. No further deferrals may be made pursuant to the 1999 Plan.

With respect to the CAP Plan year commencing on July 1, 1999 and ending on November 30, 2000, participants in the Performance Compensation Plan were entitled to receive a number of CAP Units equal to such participant’s required deferral amount less the value of the stock options granted in or for such CAP Plan year to such participant (such value as determined by the Compensation Committee), divided by the Average Cost Per Share. All other participants were eligible to be granted an award in the discretion of the Compensation Committee.

With respect to each CAP Plan year beginning on or after December 1, 2000, participants are eligible to be granted an award in the discretion of the Compensation Committee, based upon future and past services, among other factors. For each CAP Plan year, the Company will credit to a participant’s Capital Accumulation Account, as of the last day of such CAP Plan year, that number of CAP Units equal to the amount determined by the Compensation Committee with respect to such participant, divided by the fair market value of the Common Stock on the date the Compensation Committee grants such award.

CAP Units and cash balances credited under the 1999 Plan are fully vested. Generally, CAP Units awarded under the 2000 Plan vest 50% after the second anniversary of the date of the award and 50% after the third anniversary of the date of the award. CAP Units awarded under the 2000 Plan may vest at an earlier date or may continue to vest following termination of employment. A participant may not assign, pledge or otherwise transfer an interest in a Capital Accumulation Account except by designating a beneficiary who shall be entitled to receive any amounts payable under the CAP Plan upon the participant’s death. The Company is not required to establish a special or separate fund or to otherwise segregate any assets to assure any payments under the CAP Plan, and has no obligation to invest all or any portion of Capital Accumulation Accounts in Common Stock. The CAP Plan provides that the rights of each participant shall be no greater than the rights of a general unsecured creditor of the Company.

CAP Units credited in respect of each CAP Plan year and any credits or adjustments to such CAP Units will be recorded in separate subaccounts. Any amounts attributable to CAP Units or Net Earnings Adjustments (as defined in the CAP Plan) for a particular fiscal year which could not be credited to Capital Accumulation Accounts due to limitations on the number of shares available to be credited under the CAP Plan in respect of such fiscal year will be credited to interest-bearing cash balance accounts in accordance with the provisions of the CAP Plan. In subsequent fiscal years, to the extent that the Company acquires shares of Common Stock and the Compensation Committee designated such shares for such use under the CAP Plan, it will reduce such cash balances by crediting to the applicable Capital Accumulation Account at the end of each fiscal quarter a number of CAP Units corresponding to such shares. Credits made to Capital Accumulation Accounts and cash balance accounts relating to previously granted awards will, unless otherwise provided in the agreement evidencing the award, be subject to the same terms and conditions (including vesting and cancellation) as the underlying award.

Each CAP Unit credited to a participant’s Capital Accumulation Account will entitle such participant to receive, on an annual basis, a Net Earnings Adjustment generally equal to the Company’s pre-tax earnings per share (as determined in accordance with the CAP Plan) for such fiscal year less an adjustment for changes in the Company’s book value per share of the Common Stock during such years resulting from increases or decreases in the Company’s retained earnings attributable to net income or loss after deducting dividends declared with respect to any capital stock of the Company during such year. The Net Earnings Adjustment generally will be credited to a participant’s Capital Accumulation Account on an annual basis in the form of a number of additional CAP Units.

As soon as practicable following completion of each applicable deferral period, the Company will deliver in respect of each CAP Plan year, a number of shares of Common Stock equal to the number of CAP Units credited to a Capital Accumulation Account for such CAP Plan year plus any cash in the cash balance account for such CAP Plan year.

In general, within 60 days of the occurrence of a Change in Control of the Company, participants in the 1999 CAP Plan will be entitled to receive payment of that number of shares of Common Stock equal to the total CAP Units credited to their Capital Accumulation Accounts as of the date of the Change in Control and an amount in cash equal to any cash balance as of such date. With respect to the 2000 CAP Plan, the Compensation Committee may, in its sole discretion, provide within 60 days of the occurrence of the Change in Control for payment and/or the full vesting of a participant’s total CAP Units and cash balance account.

“Change in Control” means (a) a majority of the Board of Directors ceases to consist of Continuing Directors (as defined below); (b) any person becomes the beneficial owner of 50% or more of the Company’s outstanding voting power, unless such acquisition is approved by a majority of the Continuing Directors; (c) the stockholders of the Company approve an agreement to dispose of all or substantially all of the assets of the Company (or, in the case of the 1999 CAP Plan, an agreement to merge or consolidate into any other entity), unless such disposition is approved by a majority of the Continuing Directors; or (d) (in the case of the 2000 CAP Plan) the consummation of a merger or consolidation of the Company (or any subsidiary) with any other corporation, unless, the Company’s voting securities outstanding immediately prior to such merger or consolidation continue to represent more than 50% of the combined voting power of the Company, such surviving entity or any parent thereof outstanding immediately thereafter, and individuals who constitute the Board of Directors of the Company immediately prior to the execution of the definitive merger or consolidation agreement continue immediately thereafter to represent at least a majority of the Board of Directors of the Company, such surviving entity or any parent thereof.

“Continuing Director” means any member of the Board of Directors who was a director on the effective date of the 1999 CAP Plan or 2000 CAP Plan, as applicable, or who is elected thereafter upon the recommendation or with the approval of a majority of the Continuing Directors at the time of such recommendation or approval.

The Company reserves the right to terminate the entire CAP Plan, or any portion of the CAP Plan representing a particular fiscal year’s deferred compensation, at any time in its sole discretion. Generally, no amendment, suspension or termination may retroactively impair or otherwise adversely affect the rights of any person to benefits which have accrued under the CAP Plan prior to the date of such action. In the case of the 2000 CAP Plan, upon termination of the 2000 CAP Plan in its entirety or with respect to one or more CAP Plan years, the Compensation Committee, in its sole and absolute discretion, may accelerate the vesting of all or any portion of the CAP Units or cash balance credited to a participant’s account, which would not then be vested.

The maximum number of shares that may be credited under the CAP Plan may be adjusted by the Compensation Committee in the event of any change in the Common Stock, such as through merger, consolidation, reorganization, stock dividend, stock split or otherwise. In the event of any such change after the date that CAP Units initially are credited to a participant’s Capital Accumulation Account, the number of CAP Units held in each participant’s account will be equitably adjusted, as determined by the Compensation Committee or the Management and Compensation Committee, as applicable, in its sole discretion, to reflect such event.

The Board of Directors recommends a vote “FOR” approval of the amendment to the CAP Plan.

III. APPROVAL OF AMENDMENT TO THE STOCK AWARD PLAN

General

The Stock Award Plan was adopted by the Board of Directors on September 28, 1999 and was approved by stockholders at the 1999 Annual Meeting. Amendments to the Stock Award Plan increasing the number of shares available for issuance under the Plan were approved by stockholders at the 2001 and 2002 Annual Meetings.

The purpose of the Stock Award Plan is to provide the Company with greater flexibility in the composition of incentive awards and to secure for the Company and its stockholders the continued services of key employees who are important to the success and growth of the business of the Company and its subsidiaries. The Company believes that awards under the Stock Award Plan may serve to broaden the equity participation of such key employees and further link the long-term interests of management and stockholders. The Company will consider awards pursuant to the Stock Award Plan in light of its overall compensation philosophy and competitive conditions in the marketplace. The Company intends to grant future stock options pursuant to the Stock Award Plan in concert with employee participation in the CAP Plan.

The Company relies on the CAP Plan to provide long-term incentive compensation to the Company’s key executives. The Company adopted the Stock Award Plan in the belief that the flexibility to selectively use options as part of an overall compensation package for key employees may enhance the Company’s ability to attract and retain such individuals in an intensely competitive business environment. A number of the Company’s competitors utilize equity awards as a significant component of their incentive compensation programs. The use of equity-based compensation as a larger percentage of total compensation should more closely align executive incentives with the long-term goals of the Company’s stockholders in a tax-efficient manner.

Proposed Amendment to the Stock Award Plan

Currently, an aggregate of 35,000,000 shares of Common Stock are subject to the Stock Award Plan. Shares subject to options which terminate or expire unexercised will become available for future option grants. The Company granted 5,707,869 options related to performance in fiscal 2003. In light of the fact that equity compensation is a significant component of the Company’s compensation structure, on February 19, 2004, the Board of Directors approved an amendment to the Stock Award Plan, subject to stockholder approval at the Annual Meeting, to increase the number of authorized shares of Common Stock available for the grant of options under the Stock Award Plan to 40,000,000 shares (subject to adjustment as described below and provided in the Plan). The proposed increase in the aggregate number of shares available for the grant of options is intended to enhance the Company’s flexibility in structuring incentive awards by facilitating future stock option grants.

Set forth below is the text of revised section 3.1 of the Stock Award Plan containing the amendment being proposed at the Annual Meeting. The amendment is qualified in its entirety by reference to such text.

The text of section 3.1 shall be amended to read as follows:

“3.1 Number Of Shares. Subject to the provisions of Paragraph 17 (relating to adjustments upon changes in capitalization), the number of shares of Common Stock subject at any one time to options granted under the Plan, plus the number of shares of Common Stock theretofore issued or delivered pursuant to the exercise of options granted under the Plan, shall not exceed 40,000,000 shares. If and to the extent that options granted under the Plan terminate, expire or are cancelled without having been exercised, new options may be granted under the Plan with respect to the shares of Common Stock covered by such terminated, expired or cancelled options; provided, that the granting and terms of such new options shall in all respects comply with the provisions of the Plan.”

Description of The Stock Award Plan

All references to the “Plan” in the remaining text of this subsection shall mean the Stock Award Plan. The summary of the material terms of the Stock Award Plan is qualified in its entirety by reference to the full text of the Stock Award Plan, a copy of which is attached to this Proxy Statement as Exhibit B.

The determination of employee recipients of options and awards, their terms and conditions within the parameters of the Plan and the number of shares covered by each option or award is determined and administered by the Compensation Committee.

Incentive Stock Options; Non-Qualified Stock Options and Stock Appreciation Rights

Key employees of the Company or any of its subsidiaries, including executive officers and directors, to the extent that they are key employees of the Company or any of its subsidiaries, are eligible to participate in the Plan based upon its terms and conditions. Awards may be granted by the Compensation Committee and may include: (1) options to purchase shares of Common Stock in the form of incentive stock options, as defined in Section 422 of the Internal Revenue Code (“ISOs”), or non-qualified stock options and (2) stock appreciation rights granted in tandem with such options (“SARs”). At the time of original grant of options, the Compensation Committee may also authorize the grant of reload options, which shall be non-qualified stock options for such number of shares of Common Stock as were used by the participant to pay the purchase price upon the exercise of previously granted options, but are still subject to the other terms set forth in the Plan. For each calendar year, during any part of which the Plan is in effect, no participant may be granted awards relating in the aggregate to more than 1,000,000 shares of Common Stock, as adjusted to reflect certain changes to the outstanding Common Stock pursuant to the Plan. Awards of options and SARs are not transferable except by will or the laws of descent and distribution. However, non-qualified stock options may be transferred, for no consideration, to certain family members of the Plan participant or to trusts for such family members.

The option price per share of options granted under the Plan will be determined by the Compensation Committee. However, the per share option price of any ISO shall not be less than the fair market value (as defined below) of a share of Common Stock at the time the ISO is granted, and the per share option price of any non-qualified stock option shall not be less than the fair market value of a share of Common Stock at the time the non-qualified stock option is granted. The “fair market value” of the Common Stock on any date means (1) if the Common Stock is listed on a national securities exchange or quotation system, the closing sales price on such exchange or quotation system on such date or, in the absence of reported sales on such date, the closing sales price on the immediately preceding date on which sales were reported, (2) if the Common Stock is not listed on a national securities exchange or quotation system, the mean between the bid and offered prices as quoted by the National Association of Securities Dealers, Inc. Automated Quotation System (“NASDAQ”) for such date or (3) if the Common Stock is neither listed on a national securities exchange or quotation system nor quoted by NASDAQ, the fair value as determined by such other method as the Compensation Committee determines in good faith to be reasonable. At the close of trading on February 26, 2004, the closing sales price of the Common Stock as reported on the NYSE was $87.33 per share. Each option will be exercisable at such times, or upon the occurrence of such events, and in such amount, as may be determined by the Compensation Committee and stated in the option award agreement. The term of each option may not exceed ten years from the date of grant. Payment of the option price upon exercise of an option may be made (1) by check payable to the Company, (2) with the consent of the Compensation Committee by delivery of Common Stock already owned by the optionee for at least six months (which may include shares received as the result of a prior exercise of an option) having a fair market value (determined as of the date such option is exercised) equal to all or part of the aggregate purchase price, (3) in accordance with a cashless exercise program as specified in the Plan or (4) by any combination of the foregoing alternatives or by any other means that the Compensation Committee deems appropriate. No optionee will have any rights to dividends or other rights of a stockholder with respect to his or her shares subject to the option until the optionee has given written notice of exercise and paid in full for such shares.

The Compensation Committee may, in its sole discretion, with respect to each option granted under the Plan, grant tandem stock appreciation rights, that is, the right to relinquish such option in whole or in part and to receive a cash payment equal to the excess of the fair market value of the stock covered by the relinquished option (or part thereof) over the applicable option price.

Change in Control; Termination, Modification or Amendment

In the event of a Change in Control of the Company, the Compensation Committee may, to assure fair and equitable treatment of the participants in the Plan: (1) accelerate the ability to exercise any outstanding options, (2) offer to purchase any outstanding option granted pursuant to the Plan from the holder for its equivalent cash value and (3) make adjustments or modifications to outstanding options as the Compensation Committee deems appropriate to maintain and protect the rights and interests of participants in the Plan following such Change in Control. In no event, however, may any option be exercised prior to the expiration of six months from the date of grant (unless otherwise provided in the option agreement pursuant to which such option was granted) or after ten years from the date of grant. “Change in Control” means: (a) a majority of the Board of Directors ceases to consist of Continuing Directors (as defined below); (b) any person becomes the beneficial owner of 25% or more of the outstanding voting power of the Company unless such acquisition is approved by a majority of the Continuing Directors; (c) the stockholders of the Company approve an agreement to merge or consolidate into any other entity, unless such merger or consolidation is approved by a majority of the Continuing Directors; or (d) the stockholders of the Company approve an agreement to dispose of all or substantially all of the assets of the Company, unless such disposition is approved by a majority of the Continuing Directors. “Continuing Directors” means those members of the Board of Directors on the effective date of the Plan or who are elected to the Board of Directors after such date upon the recommendation or with the approval of a majority of the Continuing Directors at the time of such recommendation or approval.

The Company’s Board of Directors may terminate, modify or amend the Plan, but no amendment may be made which would, without the approval of the stockholders (1) change the class of employees eligible to receive options payable in Common Stock, (2) increase the total number of shares reserved for issuance under the Plan or (3) materially increase the benefits accruing to participants under the Plan, within the meaning of Rule 16b-3 promulgated under the Exchange Act. The Compensation Committee may amend the terms of any award or option already granted, provided that any such retroactive amendment is consistent with the provisions of the Plan and does not disqualify an ISO under the provisions of Section 422 of the Internal Revenue Code.

In the event of certain changes to the outstanding Common Stock such as stock splits, stock dividends, reclassifications or recapitalizations, the Board of Directors will appropriately adjust the character and number of shares available under the Plan and the Compensation Committee will appropriately adjust the character, number and price of shares subject to outstanding options to reflect such changes.

The Plan became effective on the date of its adoption by the Board of Directors. The Plan will terminate upon the earlier of (1) the adoption of a resolution of the Company’s Board of Directors to terminate the Plan or (2) ten years from the effective date of the Plan.

Options Granted Under the Stock Award Plan

Because the Plan is discretionary, benefits to be received by individual optionees are not determinable. The following table shows the number of shares of Common Stock issuable upon exercise of stock options granted to the named individuals and groups to date under the Plan.

Group or Individual	Number of Options
James E. Cayne, Chairman of the Board and Chief Executive Officer	536,007
Alan C. Greenberg, Chairman of the Executive Committee	319,813
Samuel L. Molinaro Jr., Executive Vice President and Chief Financial Officer	189,635
Alan D. Schwartz, President and Co-Chief Operating Officer	480,095
Warren J. Spector, President and Co-Chief Operating Officer	510,607
All current executive officers as a group (9 persons)	2,255,770
All current directors who are not executive officers as a group	—
All employees (who are not executive officers) as a group	23,901,101

Certain Federal Income Tax Consequences

The following discussion is based on the Internal Revenue Code and applicable regulations thereunder in effect on the date of this Proxy Statement. Any subsequent changes in the Internal Revenue Code or such regulations may affect the accuracy of this discussion. In addition, this discussion does not consider any state, local or foreign tax consequences or any circumstances that are unique to a particular Plan participant that may affect the accuracy or applicability of this discussion.

Incentive Stock Options (“ISOs”)

Neither the grant nor the exercise of an ISO will be treated as the receipt of taxable income by the employee or a deductible item by the Company. The amount by which the fair market value of the shares issued upon exercise exceeds the option strike price will constitute an item of adjustment that must be taken into account in determining the employee’s alternative minimum tax.

If the employee holds shares acquired by him or her upon the exercise of an ISO until the later of two years from the date of grant of the option and one year from such exercise and has been an employee of the Company at all times from the date of grant of the ISO to the day three months before such exercise, then any gain realized by the employee on a later sale or exchange of such shares will be a capital gain and any loss sustained will be a capital loss. The Company will not be entitled to a tax deduction with respect to any such sale or exchange of ISO shares.

If the employee disposes of any shares acquired upon the exercise of an ISO during the two-year period from the date of grant of the option or the one-year period beginning on the day after such exercise (i.e., a “disqualifying disposition”), the employee will generally be obligated to report as ordinary income for the year in which the disposition occurred the amount by which the fair market value of such shares on the date of exercise of the option (or, as noted in the following sentence, in the case of certain sales or exchanges of such shares for less than such fair market value, the amount realized upon such sale or exchange) exceeds the option strike price, and the Company will be entitled to an income tax deduction equal to the amount of such ordinary income reported by the employee on his or her federal income tax return.

If an ISO holder who has acquired stock upon the exercise of an ISO makes a disqualifying disposition of any such stock, and the disposition is a sale or exchange with respect to which a loss (if sustained) would be recognized by the ISO holder, then the amount includable in the ISO holder’s gross income, and the amount deductible by the Company, will not exceed the excess (if any) of the amount realized on the sale or exchange over the tax basis of the stock.

Non-Qualified Stock Options (“NQSOS”)

In the case of an NQSO, the grant of the option will not result in taxable income to the option holder or an income tax deduction to the Company. The NQSO holder generally recognizes ordinary income at the time the NQSO is exercised in the amount by which the fair market value of the shares acquired exceeds the option strike price. The Company is generally entitled to a corresponding ordinary income tax deduction, at that time, equal to the amount of such ordinary income.

Stock Appreciation Rights (“SARS”)

The granting of SARs does not produce taxable income to participating employees or an income tax deduction for the Company. The exercise of a SAR for cash is immediately taxable as ordinary income to the grantee and deductible by the Company.

Limitations on Company Deductions; Parachute Payments

Under Section 162(m) of the Internal Revenue Code, certain compensation payments in excess of $1,000,000 are subject to a limitation on deductibility by the Company. This limitation on deductibility applies with respect to that portion of compensation in excess of $1,000,000 paid to individual executive officers named in the Summary Compensation Table per taxable year. However, certain “performance-based compensation” the material terms of which are disclosed to and approved by stockholders is not subject to this limitation on deductibility. The Company has structured the Plan with the intention that compensation resulting therefrom would be such performance-based compensation and would be deductible.

Under certain circumstances, accelerated vesting or exercise of options or SARs in connection with a Change in Control of the Company might be deemed an “excess parachute payment” for purposes of the golden parachute tax provisions of Sections 280G and 4999 of the Internal Revenue Code. To the extent it is so considered, the optionee or grantee may be subject to an excise tax equal to 20% of the amount of the excess parachute payment and the Company may be denied a tax deduction, with respect to such excess.

The Board of Directors recommends a vote “FOR” approval of the amendment to the Stock Award Plan.

IV. APPROVAL OF THE RESTRICTED STOCK UNIT PLAN, AS AMENDED

General

The Board of Directors proposes that the stockholders approve the Restricted Stock Unit Plan, as amended (the “RSU Plan”), a copy of which is attached to this Proxy Statement as Exhibit C. Stockholders are encouraged to review the RSU Plan carefully. Any description in this Proxy Statement of the RSU Plan is qualified in its entirety by reference to Exhibit C.

Purpose

The RSU Plan was adopted by the Board of Directors on November 29, 2000. The purpose of the RSU Plan is to secure for the Company and its stockholders the benefits of the additional incentive inherent in the ownership of Common Stock by selected employees and to assist in securing the continued services of such employees who are important to the success and growth of the business of the Company and its subsidiaries. The RSU Plan provides for discretionary grants of stock units (“Restricted Stock Units”) to participating employees for each performance year for which the RSU Plan is in effect. The Company believes that awards under the RSU Plan may serve to broaden the equity participation of selected employees and further link the long-term interests of management and stockholders. The Company will consider awards pursuant to the RSU Plan in light of its overall compensation philosophy and competitive conditions in the marketplace.

Description of the RSU Plan

The RSU Plan is set forth as Exhibit C to this Proxy Statement and this summary of the material terms of the RSU Plan is qualified in its entirety by reference to Exhibit C.

An aggregate of 15,000,000 shares of Common Stock will be subject to the RSU Plan. Shares subject to an award of Restricted Stock Units that is cancelled, forfeited, expired, settled in cash or otherwise terminated without a delivery of shares to the participant will become available for future awards. Shares withheld or surrendered in payment of taxes relating to an award will also be deemed to constitute shares not delivered to the participant and will become available for future awards. The Company granted 2,352,469 Restricted Stock Units related to performance in fiscal 2003.

The RSU Plan is administered by the Compensation Committee. Subject to the provisions of the RSU Plan, the Compensation Committee has the power and authority to interpret the provisions of the RSU Plan and to determine all questions arising under the RSU Plan. Any decision of the Compensation Committee shall be final and binding on all participants in the RSU Plan.

Employees of the Company or any of its subsidiaries who hold the position of managing director or below and who are selected by the Compensation Committee for a given performance year are eligible to receive awards of Restricted Stock Units, based upon both future and past services, in accordance with the provisions of the RSU Plan. Employees who hold the position of senior managing director or above are not eligible to participate in the RSU Plan. Each award of Restricted Stock Units is evidenced by an agreement which sets forth the terms and conditions of such award, including the dates upon which such award will vest and the circumstances under which such award will be cancelled.

Each Restricted Stock Unit represents a right to receive one share of Common Stock upon settlement at the end of a specified deferral period, subject to cancellation and to the terms and conditions set forth in the RSU Plan, the award agreement and any additional terms and conditions set by the Compensation Committee. Except if a participant’s employment is terminated due to death, the participant must be employed by or providing substantial services to the Company or one of its subsidiaries and must comply with the restrictive covenants and other on-going obligations set forth in each award in order for his or her Restricted Stock Units to vest. Restricted Stock Units will immediately vest and will be settled as promptly as practicable in the event a participant’s employment is terminated due to death. Restricted Stock Units granted will be credited with dividend equivalents corresponding to the amount of any cash or non-stock dividends paid on the Common Stock and any additional Restricted Stock Units resulting from dividend equivalents will be subject to the same terms and conditions as the underlying Restricted Stock Units. Subject to deferral of settlement, termination of employment and change in control provisions, as set forth under the RSU Plan, Restricted Stock Units will be automatically settled on or about the dates set forth in the award agreement. The Compensation Committee may also permit a participant to defer settlement, subject to specified terms and conditions. Additionally, unless otherwise determined by the Compensation Committee, if the Compensation Committee reasonably determines that any settlement would result in payment of compensation to a participant which is not deductible by the Company under Section 162(m) of the Internal Revenue Code, such settlement shall be automatically deferred to the extent necessary to avoid payment of such non-deductible compensation.

Participants generally may not sell, transfer, pledge or otherwise encumber Restricted Stock Units or the shares of Common Stock issuable in settlement of Restricted Stock Units during the specified deferral period. In the event of a Change in Control of the Company, the Compensation Committee may, to assure fair and equitable treatment of the participants in the RSU Plan: (1) accelerate the vesting and/or settlement of any Restricted Stock Units, (2) offer to purchase any outstanding Restricted Stock Units granted pursuant to the RSU Plan for their equivalent cash value and (3) make adjustments or modifications to Restricted Stock Units as the Compensation Committee deems appropriate to maintain and protect the rights and interests of participants in the RSU Plan following such Change in Control.

“Change in Control” means (a) a majority of the Board of Directors ceases to consist of Continuing Directors (as defined below); (b) any person is or becomes the beneficial owner of 50% or more of the outstanding voting power of the Company unless such acquisition is approved by a majority of the Continuing Directors; (c) the Company or any of its subsidiaries is merged into or consolidated with any other corporation, unless the Company’s voting securities outstanding immediately prior to such merger or consolidation continue to represent more than 50% of the combined voting power of the securities of the Company, such surviving entity or any parent thereof outstanding immediately thereafter and individuals who constitute the Board of Directors immediately prior to the execution of the definitive merger or consolidation agreement continue immediately thereafter to represent at least a majority of the Board of Directors of the Company, such surviving entity or any parent thereof; or (d) the stockholders of the Company approve an agreement to dispose of all or substantially all of the assets of the Company, unless such disposition is approved by a majority of the Continuing Directors.

“Continuing Director” means any member of the Board of Directors who is a member on the effective date of the RSU Plan or who is elected to the Board of Directors after such date upon the recommendation or with the approval of a majority of the Continuing Directors at the time of such recommendation or approval.

The Board of Directors may amend, suspend or terminate the RSU Plan or the Compensation Committee’s authority to grant awards under the RSU Plan and may amend any outstanding award without the consent of participants, but may not, without such participant’s consent, materially and adversely affect the rights of a participant under any outstanding award.

In the event of certain changes to the outstanding Common Stock such as stock splits, stock dividends or reclassifications, the Compensation Committee will appropriately adjust the number and kind of shares available for awards under the RSU Plan and the number and kind of shares subject to outstanding Restricted Stock Units.

The RSU Plan became effective on the date of its adoption by the Board of Directors. The RSU Plan will terminate upon the earlier of (1) the adoption of a resolution of the Company’s Board of Directors to terminate the RSU Plan or (2) such time as no shares of Common Stock remain available for delivery under the RSU Plan and the Company has no further rights or obligations with respect to outstanding awards.

The Board of Directors recommends a vote “FOR” approval of the RSU Plan.

V. RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

The Audit Committee has appointed Deloitte & Touche LLP as the Company’s independent auditors to conduct the audit of the Company’s books and records for the fiscal year ending November 30, 2004. Deloitte & Touche LLP also served as the Company’s independent auditors for the previous fiscal year. Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting to respond to questions and to make a statement should they so desire.

The affirmative vote of a majority of the shares of Common Stock represented at the meeting and entitled to vote is required for the ratification of the appointment of Deloitte & Touche LLP as our independent auditors. The Audit Committee is directly responsible for the appointment and retention of the Company’s independent auditors. Although ratification by stockholders is not required by our organizational documents or other applicable law, the Audit Committee has determined that requesting ratification by stockholders of its selection of Deloitte & Touche LLP as our independent auditors is a matter of good corporate practice. If stockholders do not ratify the selection, the Audit Committee will reconsider whether or not to retain Deloitte & Touche LLP, but may still retain them. Even if the selection is ratified, the Audit Committee, in its discretion, may change the appointment at any time during the year if it determines that such a change would be in the best interest of the Company and its stockholders.

The Board of Directors recommends a vote “FOR” ratification of the appointment of Deloitte & Touche LLP as the Company’s independent auditors for the fiscal year ending November 30, 2004.

FEES PAID TO INDEPENDENT AUDITORS

The fees described below were paid to Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, the “Deloitte Entities”), which include Roundarch, Inc., a majority owned subsidiary of Deloitte Consulting.

Audit and Audit Related Fees aggregated $11.5 million and $9.2 million for the years ended November 30, 2003 and 2002, respectively and were composed of the following:

Audit Fees

The aggregate fees billed by Deloitte Entities for professional services rendered for the audit of the Company’s annual financial statements for the fiscal year ended November 30, 2003, for the reviews of the financial statements included in the Company’s Quarterly Reports on Form 10-Q for that fiscal year, other statutory and regulatory filings and comfort letters and consents related to registration statements filed with the SEC for the 2003 fiscal year were $5.9 million. The comparative amount for the fiscal year ended November 30, 2002 was $5.7 million.

Audit Related Fees

In addition to Audit Fees, Deloitte Entities have billed the Company $5.6 million, in the aggregate, for Audit Related Fees related to assurance and related services. These services include, among others, accounting and internal control consultations, reports in connection with data verification relating to securitization activities as well as services to the Company’s triple-A rated derivative subsidiaries. The comparative amount for the fiscal year ended November 30, 2002 was $3.5 million.

Other fees were composed of the following:

Tax Fees

Deloitte Entities have billed the Company $2.9 million, in the aggregate, for services rendered to the Company for tax compliance, tax planning and advice related to debt structures and transactions. Deloitte Entities billed $2.5 million for similar services in the 2002 fiscal year.

All Other Fees

The aggregate fees billed by Deloitte Entities for services rendered to the Company, other than the services described above under Audit Fees, Audit Related Fees and Tax Fees, for the fiscal year ended November 30, 2003 and 2002 were approximately $1.4 million and $0.2 million, respectively. The aggregate fees for All Other Fees in fiscal 2003 included consulting services of which $1.2 million related to the design of the Company’s websites. There were no fees paid to Deloitte Consulting in fiscal 2002.

Fund and Other Related Fees

The Company offers investment products, including money market, equity and fixed income funds (“Funds”). Deloitte Entities provide audit and other services to certain of these Funds. The aggregate fees billed by Deloitte Entities for such services in fiscal 2003 and 2002 were approximately $1.7 million and $1.8 million, respectively.

In connection with its merchant banking activities, the Company had significant investments in various entities. Deloitte Entities received fees of approximately $0.9 million for the audits of three of these entities in fiscal 2003 and approximately $1.8 million for the audits of two of these entities in fiscal 2002.

AUDIT COMMITTEE’S PRE-APPROVAL POLICIES AND PROCEDURES

Consistent with SEC policies regarding auditor independence, the Audit Committee (the “Committee”) has responsibility for appointing, setting compensation and overseeing the work of the independent auditor. In recognition of this responsibility, the Committee has established a policy to review and pre-approve all audit and permissible non-audit services provided by the independent auditor. These services may include audit services, audit-related services, tax services and other services.

Prior to engagement of the independent auditor, the Committee shall pre-approve all auditing services and all permitted non-audit services (including the fees and terms thereof), except those excluded from requiring pre-approval based upon the de minimus exception set forth in Section 10A(i)(1)(b) of the Exchange Act.

In applying these policies described above, the following procedures are followed: (a) prior to each fiscal year, the Committee pre-approves a schedule of estimated fees for proposed non-prohibited audit and non-audit services; (b) actual amounts paid are monitored by financial management of the Company and reported to the Committee; and (c) between Committee meetings, the Committee has authorized Mr. Tese to pre-approve (subject to certain limitations) additional non-prohibited services. Pre-approvals granted between Committee meetings are reported by Mr. Tese to the Committee at its next regular meeting.

All work performed by Deloitte Entities as described above under the captions Audit Fees, Audit Related Fees, Tax Fees and All Other Fees has been approved or pre-approved by the Committee pursuant to the provisions of the Committee charter attached as Exhibit A. The Committee has considered and concluded that the provision of non-audit services is compatible with maintaining the principal accountant’s independence.

OTHER MATTERS

At the date of this Proxy Statement, the Company has no knowledge of any business other than that described above that will be presented at the Annual Meeting. If any other business should properly come before the Annual Meeting in connection therewith, it is intended that the persons named in the enclosed proxy will have discretionary authority to vote the shares which they represent.

SUBMISSION OF STOCKHOLDER PROPOSALS FOR THE 2005 ANNUAL MEETING

In accordance with rules promulgated by the SEC, any stockholder who wishes to submit a proposal for inclusion in the proxy material to be distributed by the Company in connection with the 2005 Annual Meeting must do so no later than October 29, 2004.

In addition, in accordance with Article VI, Section 2 of the Restated Certificate of Incorporation, in order to be properly brought before the 2005 Annual Meeting, a matter must have been (1) specified in a written notice of such meeting (or any supplement thereto) given to the stockholders by or at the direction of the Board of Directors (which would be accomplished if a stockholder proposal were received by the Secretary of the Company as set forth in the preceding paragraph), (2) brought before such meeting at the direction of the Board of Directors or the Chairman of the meeting, or (3) specified in a written notice given by or on behalf of a stockholder of record on the record date for such meeting or a duly authorized proxy for such stockholder, which conforms to the requirements of Article VI, Section 2 of the Restated Certificate of Incorporation and is delivered personally to, or mailed to and received by, the Secretary of the Company at the address below not less than 10 days prior to the first anniversary of the date of the notice accompanying this Proxy Statement; provided, however, that such notice need not be given more than 75 days prior to the 2005 Annual Meeting. Accordingly, any written notice given by or on behalf of a stockholder pursuant to the foregoing clause (3) in connection with the 2005 Annual Meeting must be received no later than February 17, 2005.

STOCKHOLDERS SHARING AN ADDRESS

Stockholders who share a single address and who have so consented are receiving only a single copy of our annual report and proxy statement. This practice, known as “householding,” is designed to reduce the Company’s printing and mailing costs. Stockholders may request or discontinue householding, or may request a separate copy of the annual report or proxy statement, by following the instructions below:

•	Stockholders may consent to householding as provided on the enclosed proxy card or pursuant to the instructions provided when voting via the internet or by telephone.

•	Stockholders who wish to change or revoke their consent should contact ADP Investor Communication Services at (800) 542-1061 or by writing to them at Householding Department, 51 Mercedes Way, Edgewood, New York 11717.

•	Any householded stockholder may request prompt delivery of a copy of the Company’s annual report or proxy statement by contacting the Company at (212) 272-2000 or by writing to the Investor Relations Department of the Company at 383 Madison Avenue, New York, New York 10179.

ELECTRONIC VOTING AND ACCESS TO PROXY MATERIALS

Stockholders whose shares are registered in their own names may vote by mailing a completed proxy card, via the internet or by telephone. Instructions for voting via the internet or by telephone are set forth on the enclosed proxy card. If your shares are registered in the name of a bank or brokerage firm you will receive instructions from your holder of record that must be followed in order for the record holder to vote the shares per your instructions. Votes submitted via the internet or by telephone must be received by 11:59 p.m. Eastern Standard Time on March 30, 2004. If internet or telephone voting is unavailable from your bank or brokerage firm, please complete and return the enclosed voting instruction card in the addressed, postage paid envelope provided.

You may revoke or change a previously delivered proxy card at any time before the meeting by delivering another proxy with a later date or by sending written notice of revocation of your proxy to the Secretary of the Company before the beginning of the meeting. A vote via the internet or by telephone may be revoked by executing a later-dated proxy card or subsequently voting via the internet or by telephone. Regardless of the manner in which you vote, you may also revoke your proxy vote by attending the meeting and voting in person, although attendance at the meeting will not in and of itself revoke a valid proxy that was previously delivered.

Stockholders who have so consented may receive the Company’s annual report and proxy statement over the internet. Stockholders owning shares through a bank, broker or other holder of record should contact the record holder for information regarding electronic delivery of materials. An election to receive materials over the internet will remain in effect for all future annual meetings unless revoked. Stockholders consenting to electronic delivery or voting may incur costs, such as telephone and internet access charges, that must be borne by the stockholder. Stockholders who elect to access proxy materials on the internet may request prompt delivery of the Company’s annual report or proxy statement by contacting the Company at (212) 272-2000 or by writing to the Investor Relations Department of the Company at 383 Madison Avenue, New York, New York 10179.

REPORTS

The Company will furnish without charge to each person whose proxy is being solicited, upon the written request of any such person, a copy of the Company’s Annual Report on Form 10-K for the fiscal year ended November 30, 2003, as filed with the SEC, including the financial statements and schedules thereto. Requests for copies of such Annual Report on Form 10-K should be directed to the Investor Relations Department of the Company at the address below. This Proxy Statement and the Company’s 2003 Annual Report to Stockholders and Annual Report on Form 10-K are also available on the Company’s website at http://www.bearstearns.com. The 2003 Annual Report to Stockholders, Annual Report on Form 10-K and information on the website other than the Proxy Statement, are not part of the Company’s proxy soliciting materials.

By order of the Board of Directors
Kenneth L. Edlow,
Secretary

The Bear Stearns Companies Inc.
383 Madison Avenue
New York, New York 10179
February 27, 2004

EXHIBIT A

THE BEAR STEARNS COMPANIES INC.
AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
CHARTER

Purpose

The Audit Committee (the “Committee”) is a committee of the Board of Directors (the “Board”) of The Bear Stearns Companies Inc. (the “Corporation”). The purpose of the Committee is to assist the Board in the Board’s oversight of (1) the integrity of the financial statements of the Corporation, (2) the Corporation’s compliance with legal and regulatory requirements, (3) the qualifications, performance and independence of the Corporation’s independent auditor(s) (the “Auditor(s)”) and (4) the performance of the Corporation’s internal audit function.

In addition, the Committee shall prepare the report required by the rules of the Securities and Exchange Commission (the “SEC”) to be included in the Corporation’s annual proxy statement.

Membership

The Committee shall consist of at least three directors who shall be appointed annually by the Board on the recommendation of the Nominating Committee of the Board. Each member of the Committee in the judgment of the Board, shall be an “independent director” of the Corporation as that term is defined by the Sarbanes-Oxley Act of 2002 (the “Act”), Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the rules of the New York Stock Exchange (the “NYSE”) and any other law, rule or regulation applicable to the Corporation. In accordance with NYSE listing standards, at least one Committee member shall have “accounting or related financial management expertise,” as the Board interprets such qualification in its business judgment. In addition, all Committee members must be financially literate (or must become financially literate within a reasonable time after his or her appointment to the Committee), as such qualification is determined by the Board. At least one member of the Committee shall qualify as a “financial expert” as that term is defined in the Act and the final rules promulgated thereunder and as determined by the Board. A Committee member may be removed with or without cause by action taken by a majority of the whole Board.

Committee members shall not serve simultaneously on the audit committees of more than three public companies without the approval of the full Board.

Responsibilities

The Committee’s responsibilities include:

A)	Financial Statement/Reporting Related:

1.	Resolving disagreements, if any, between management and the Auditor(s) regarding financial reporting.

2.	Reviewing with management and the Auditor(s):

a.	Significant financial reporting issues and judgments made in connection with the preparation of the Corporation’s financial statements; and

b.	The adequacy of internal controls that could significantly affect the Corporation’s financial statements.

3.	Discussing the Corporation’s annual audited financial statements and quarterly financial statements, including the Corporation’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” with management and the Auditor(s).

4.	Reviewing major issues regarding accounting principles and financial statement presentations, including:

(a)	any significant or major changes in the Corporation’s selection or application of accounting principles and practices;

(b)	any major issues as to the adequacy of the Corporation’s internal controls; and

(c)	any special audit steps adopted in light of material control deficiencies.

5.	Reviewing analyses prepared by management and/or the Auditor(s) setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative generally accepted accounting principles (GAAP) methods on the Corporation’s financial statements, and reviewing the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Corporation.

6.	Ensuring review by the Auditor(s) of the Corporation’s interim financial information prior to the filing of the Corporation’s Quarterly Report on Form 10-Q.

7.	Discussing generally (i.e., the types of information to be disclosed and the type of presentation to be made) the Corporation’s earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies, particularly any use of “proforma” or “adjusted” non-GAAP information.

8.	Discussing the Corporation’s policies regarding risk assessment and risk management, including the Corporation’s major financial risk exposures and the steps management has taken to monitor and control such exposures.

9.	Reviewing regularly with the Auditor(s) any audit problems or difficulties encountered in the course of the audit work (and management’s response thereto), including:

(a)	any restrictions on the scope of the Auditor(s) activities or on access to requested information;

(b)	any significant disagreements with management;

(c)	any accounting adjustments that were noted or proposed by the Auditor(s) but were “passed” on;

(d)	any communications between the audit team and the Auditor(s)’ national office regarding auditing or accounting issues presented by the engagement; and

(e)	any “management” or “internal control” letter issued, or proposed to be issued, by the Auditor(s) to the Corporation.

10.	Requesting that the Auditor(s) performing the Corporation’s audit timely report to the Committee the following:

(a)	all critical accounting policies and practices to be used;

(b)	all alternative treatments of financial information within GAAP that have been discussed with the Corporation’s management, potential ramifications of their use, and the treatment preferred by the Auditor(s);

(c)	other material written communications between the Auditor(s) and the Corporation’s management, such as any management letter or schedule of unadjusted differences; and

(d)	significant disagreements with management, if any.

11.	Requesting that the officers certifying the Corporation’s periodic reports filed under Sections 13(a) and 15(d) of the Exchange Act disclose the following to the Auditor(s) and the Committee on a quarterly basis:

(a)	all significant deficiencies and material weaknesses in the design or operation of internal controls;

(b)	any fraud that involves management or other employees who have a significant role in the Corporation’s internal controls;

(c)	any significant changes in internal controls or in other factors that could significantly affect internal controls; and

(d)	any corrective actions taken with regard to such deficiencies and weaknesses.

12.	Discussing with the Auditor(s) the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit. Such review should include: any changes required in the planned scope of the audit and any matters communicated by the Auditor(s) to management which the Auditor(s) view as material weaknesses and reportable conditions of material inadequacies as those terms are generally understood by the accounting profession or regulators.

13.	Reviewing legal matters that may have a material impact on the financial statements, the Corporation’s compliance policies and any material reports or inquiries received from regulators or governmental agencies with the Corporation’s General Counsel.

14.	Meeting, as necessary, with management to review the Corporation’s major financial risk exposures and the steps management has taken to monitor and control such exposures.

B)	Oversight of External Auditor(s):

1.	Being directly and solely responsible for the appointment, retention and termination, compensation and oversight of the Auditor(s) engaged to prepare or issue an audit report on the Corporation’s financial statements or perform other audit, review or attest services for the Corporation, and if applicable, subject to shareholder ratification.

2.	Having ultimate authority to approve all audit engagement fees and terms of the Auditor(s), who shall report directly to the Committee.

3.	Reviewing and pre-approving all audit, review, attest and non-audit services not prohibited by Section 201 of the Act (as codified in Section 10A(g) of the Exchange Act) and the final rules promulgated thereunder to be provided by the Auditor(s) (except those services that satisfy the de minimus exception set forth in Section 10A(i) of the Exchange Act).

4.	Reviewing the Auditor(s)’ responsibilities, budget and staffing.

5.	At least annually, evaluating the qualifications, performance and independence of the Auditor(s), including the lead partner of the audit, after gathering information from management and those responsible for performing the internal audit function and present the results of such evaluation to the Board.

6.	At least annually, obtaining and reviewing a report by the Auditor(s) describing:

(a)	the Auditor(s) internal quality-control procedures;

(b)	any material issues raised by the most recent internal quality-control review, or peer review, of the Auditor(s), or by any inquiry or investigation by governmental or professional authorities within the preceding five years, regarding one or more audits carried out by the Auditor(s) and any steps taken to deal with such issues; and

(c)	all relationships between the Auditor(s) and the Corporation, in order to evaluate the Auditor’s independence.

7.	Confirming that the Corporation’s chief executive officer, controller, chief financial officer, chief accounting officer, or any person serving in an equivalent position for the Corporation, were not previously employed by the Auditor(s) and did not participate, as an employee of the Auditor(s), in the Corporation’s audit during the one-year period preceding the date of the initiation of the audit and, if necessary, take appropriate action regarding the Auditor(s), including removal and replacement.

8.	Periodically reviewing the Auditor(s) to assure that all partners who perform audit services for the Corporation have not performed audit services for the Corporation in any of the years prohibited by applicable laws and regulations and, if necessary, take appropriate action regarding the Auditor(s), including removal and replacement.

C)	Internal Audit:

1.	Reviewing the responsibilities, budget and staffing of the Corporation’s internal audit function with the Auditor(s) prior to the audit.

2.	Reviewing the appointment and replacement of the senior internal auditing executive.

3.	Reviewing the Internal Audit Department’s responsibility, budget and staffing with the senior internal auditing executive.

4.	Reviewing significant reports to management prepared by the Internal Audit Department and management’s responses thereto, if any.

D)	Reporting and Other:

1.	Preparing the report required by the rules of the SEC to be included in the Corporation’s annual proxy statement and any other required reports.

2.	Reviewing and reassessing the adequacy of this Charter as necessary, but not less than annually, and recommending any proposed changes to the Board for approval.

3.	Ensuring inclusion of this Charter in the Corporation’s annual proxy statement at least once every three years or as required by SEC rules.

4.	Establishing procedures for the receipt, retention and confidential treatment of complaints received by the Corporation regarding accounting, internal accounting controls or auditing matters and the confidential, anonymous submission by employees of the Corporation of concerns regarding questionable accounting or auditing matters.

5.	Establishing clear hiring policies for employees and former employees of the Auditor(s).

6.	Reviewing any issues that arise with respect to the quality or integrity of the Corporation’s financial statements, the Corporation’s compliance with legal and regulatory requirements, the performance and independence of the Auditor(s) and the performance of the internal audit function with the full Board.

7.	Timely reporting any non-audit service(s) being performed by the Auditor(s) to the Controller so that such information may be disclosed in the Corporation’s annual and proxy statements.

8.	Discussing with management the compliance of the Corporation’s subsidiaries and controlled affiliated entities with applicable significant legal requirements and advising the Board of such compliance.

9.	Meeting separately, periodically with management, those responsible for the internal audit function and the Auditor(s).

10.	Reporting regularly to the Board.

Committee Structure and Operations

A majority of the Committee shall constitute a quorum. The Board shall designate a member of the Committee as its chairman. The Committee may act by a majority vote of the members present at a duly constituted meeting of the Committee. In the absence or disqualification of a member of the Committee, the members present, whether or not they constitute a quorum, may unanimously appoint another independent member of the Board to act at the meeting in the place of an absent or disqualified member. In the event of a “tie” vote on any issue voted upon by the Committee, the Committee chairman’s vote shall decide the issue. The Committee shall meet in person or telephonically at least four times a year at a time and place determined by the Committee chairman, with additional meetings called when deemed necessary or desirable by the Committee or its chairman. The Committee shall make regular reports to the Board. The Committee shall have the authority to retain and pay legal, accounting or other advisors as it deems necessary, at the Corporation’s expense, to fulfill its duties. The Corporation shall provide for appropriate funding, as determined by the Committee, for payment of compensation to the Auditor(s) for the purpose of rendering or issuing an audit report or performing other audit, review or attest services and to any advisors employed by the Committee and for ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties. The Committee shall have the authority to delegate to one or more members of the Committee the authority to preapprove audit and permitted non-audit services. Such members must report grants of preapproval to the full Committee at its next scheduled meeting. In addition, the Committee may ask members of management or others whose advice and counsel are relevant to the issues then being considered by the Committee to attend a Committee meeting and to provide such pertinent information as may be requested by the Committee.

Annual Performance Evaluation

Each year, the Audit Committee shall conduct a self-evaluation. In this regard, the Committee shall compare its performance with the provisions of this Charter, set forth its objectives for the following year and recommend to the Board changes to the Charter, when deemed appropriate or necessary by the Committee.

General

The Committee shall have and may exercise all powers, authority and responsibilities as the Board shall determine and as may be properly granted to the Committee under the laws of the State of Delaware and the Corporation’s Certificate of Incorporation and By-laws. While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Corporation’s financial statements are presented fairly in accordance with GAAP. This is the responsibility of management as to the Corporation’s financial statements and the Auditor(s) as to the plan, extent and execution of the audit. Furthermore, it is not the duty of the Committee to assure compliance with laws and regulations.

Approved by the Audit Committee on December 16, 2003
Approved by the Board of Directors on February 19, 2004

EXHIBIT B

THE BEAR STEARNS COMPANIES INC.
STOCK AWARD PLAN
(Amended and Restated as of March 26, 2002)

1.    Purpose. The purpose of The Bear Stearns Companies Inc. Stock Award Plan (the “Plan”) is to secure for The Bear Stearns Companies Inc. and its successors and assigns (the “Company”) and its stockholders the benefits of the additional incentive, inherent in the ownership of the Company’s common stock, par value $1.00 per share (the “Common Stock”), by selected key employees of the Company and its subsidiaries who are important to the success and growth of the business of the Company and its subsidiaries and to help the Company and its subsidiaries secure and retain the services of such persons. Compensation awarded under the Plan is intended to qualify for tax deductibility pursuant to the requirements of Section 162(m) of the Internal Revenue Code of 1986, as amended from time to time or any successor statute or statutes (the “Code”), to the extent deemed appropriate by the Committee (as defined in Paragraph 2.1).

Pursuant to the Plan, such employees will be offered the opportunity to acquire Common Stock through the grant of options and stock appreciation rights in tandem with such options. Options granted under the Plan will be either “incentive stock options,” intended to qualify as such under the provisions of Section 422 of the Code, or “nonqualified stock options.” For purposes of the Plan, the terms “parent” and “subsidiary” shall mean “parent corporation” and “subsidiary corporation,” respectively, as such terms are defined in Sections 424(e) and (f) of the Code.

2.    Committee.

2.1    Administration. The Plan shall be administered by the Compensation Committee of the Board of Directors of the Company (the “Committee”). Any vacancy on the Committee, whether due to action of the Board of Directors or due to any other cause, may be filled, and shall be filled if required to maintain a Committee of at least two disinterested persons, by resolution adopted by the Board of Directors. For purposes of the Plan, a person shall be deemed to be a “disinterested person” if, at the time of reference, such person is not, and has not been at any time during the preceding one-year period, eligible to participate in the Plan or any other plan of the Company or any of its affiliates entitling participants therein to acquire stock, stock options or stock appreciation rights of the Company or any of its affiliates. Notwithstanding any of the foregoing, the Board of Directors may designate one or more persons, who at the time of such designation are not disinterested persons, to serve on the Committee effective upon the date such person or persons qualify as disinterested persons.

2.2    Procedures. The Committee shall select one of its members as Chairman and shall adopt such rules and regulations as it shall deem appropriate concerning the holding of its meetings and the administration of the Plan. A majority of the whole Committee shall constitute a quorum, and the acts of a majority of the members of the Committee present at a meeting at which a quorum is present, or acts approved in writing by all of the members of the Committee, shall be the acts of the Committee.

2.3    Interpretation. The Committee shall have full power and authority to interpret the provisions of the Plan and any agreement evidencing options granted under the Plan, and to determine any and all questions arising under the Plan, and its decisions shall be final and binding on all participants in the Plan.

3.    Shares Subject to Grants.

3.1    Number of Shares. Subject to the provisions of Paragraph 17 (relating to adjustments upon changes in capitalization), the number of shares of Common Stock subject at any one time to options granted under the Plan, plus the number of shares of Common Stock theretofore issued or delivered pursuant to the exercise of options granted under the Plan, shall not exceed 35,000,000 shares. If and to the extent that options granted under the Plan terminate, expire or are cancelled without having been exercised, new options may be granted under the Plan with respect to the shares of Common Stock covered by such terminated, expired or cancelled options; provided, that the granting and terms of such new options shall in all respects comply with the provisions of the Plan.

3.2    Character of Shares. Shares of Common Stock delivered under the Plan may be authorized and unissued Common Stock, issued Common Stock held in the Company’s treasury, or both.

3.3    Reservation of Shares. There shall be reserved at all times for sale or award under the Plan a number of shares of Common Stock (authorized and unissued Common Stock, issued Common Stock held in the Company’s treasury, or both) equal to the maximum number of shares set forth in Paragraph 3.1.

4.    Employees Eligible. Options may be granted under the Plan to any key employee of the Company or any of its subsidiaries, or to any prospective key employee of the Company or any of its subsidiaries, conditioned upon, and effective not earlier than, such person’s becoming an employee. Directors and executive officers shall be eligible to receive grants under the Plan only if they are also key employees of the Company or any of its subsidiaries. Notwithstanding the foregoing:

(a)    No member of the Committee, while serving as such, shall be eligible to receive any grants under the Plan and no person designated by the Board of Directors pursuant to Paragraph 2.1 to serve on the Committee effective at the time he or she qualifies as a disinterested person shall be eligible to receive any grants under the Plan during the period from the date such designation is made to the date such designation becomes effective.

(b)    No incentive stock options may be granted under the Plan to any person who owns, directly or indirectly (within the meaning of Sections 422(b)(6) and 424(d) of the Code), at the time the incentive stock option is granted, stock possessing more than 10% of the total combined voting power of all classes of stock of the employee’s employer corporation or of its parent, if any, or any of its subsidiaries, unless the option price is at least 110% of the fair market value of the shares subject to the option, determined on the date of the grant, and the option by its terms is not exercisable after the expiration of five years from the date such option is granted.

(c)    In each calendar year during any part of which the Plan is in effect, no Participant (as defined below) may be granted options relating in the aggregate to more than 1,000,000 shares of Common Stock, subject to adjustment as provided in Paragraph 17.

An individual receiving any option under the Plan is hereinafter referred to as a “Participant.” Any reference herein to the employment of a Participant by the Company shall include (i) his or her employment by the Company or any of its subsidiaries, and (ii) with respect to a Participant who was not an employee of the Company or any of its subsidiaries at the time of grant of his or her option, his or her period of service in the capacity for which the option was granted. For all purposes of this Plan, the time at which an option is granted, in the case of the grant of an option to a key employee shall be deemed to be the effective date of such grant.

5.    Grant of Options. The Committee shall determine, within the limitations of the Plan, the persons to whom options are to be granted, the number of shares that may be purchased under each option, the option price, and shall designate options at the time of grant as either “incentive stock options” or “nonqualified stock options”; provided, that the aggregate fair market value (determined as of the time the option is granted) of the Common Stock with respect to which incentive stock options become exercisable for the first time by any Participant (as defined in Paragraph 4) in any calendar year (under all stock option plans of the employee’s employer corporation and its parent, if any, and its subsidiaries) shall not exceed $100,000 (the provisions of Section 422(d) of the Code are intended to govern). In determining the persons to whom options shall be granted and the number of shares to be covered by each option, the Committee shall take into consideration the person’s present and potential contribution to the success of the Company and its subsidiaries and such other factors as the Committee may deem proper and relevant. Each option granted under the Plan shall be evidenced by a written agreement between the Company and the Participant containing such terms and conditions and in such form, not inconsistent with the provisions of the Plan or, with respect to incentive stock options, Section 422 of the Code, as the Committee shall provide.

6.    Option Price. Subject to Paragraph 17, the option price of each share of Common Stock purchasable under any incentive stock option or non-qualified stock option granted under the Plan shall not be less than the fair market value of such share of Common Stock at the time the option is granted. The option price of an option issued in a transaction described in Section 424(a) of the Code shall be an amount which conforms to the requirements of that Section and the regulations thereunder.

For purposes of this Plan, the “fair market value” of the Common Stock on any date means (i) if the Common Stock is listed on a national securities exchange or quotation system, the closing sales price on such exchange or quotation system on such date or, in the absence of reported sales on such date, the closing sales price on the immediately preceding date on which sales were reported, (ii) if the Common Stock is not listed on a national securities exchange or quotation system, the mean between the bid and offered prices as quoted by the National Association of Securities Dealers, Inc. Automated Quotation System (“NASDAQ”) for such date or (iii) if the Common Stock is neither listed on a national securities exchange or quotation system nor quoted by NASDAQ, the fair value as determined by such other method as the Committee determines in good faith to be reasonable.

7.    Stock Appreciation Right. The Committee, in its sole discretion, may in connection with the grant of any option also grant to the Participant a stock appreciation right. Such stock appreciation right shall be granted by the Committee simultaneously with the grant of the related stock option. A stock appreciation right shall be exercised in the manner provided in Paragraph 9, and shall result in the cancellation of options on shares with respect to which the Participant exercises a stock appreciation right, and, upon such exercise, the Company shall pay to the Participant an amount equal to the excess of the fair market value of such shares with respect to which options are cancelled on the date of exercise over the option price of such shares. A stock appreciation right shall be exercisable to the same extent and under the same conditions as the underlying option, except that a stock appreciation right granted in connection with an incentive stock option may be exercised only when the fair market value of the shares subject to the option exceeds the option price of such shares. Payments on the exercise of stock appreciation rights shall be made by the Company in cash to the Participant as soon as practicable following exercise.

8.    Exercisability and Duration of Options.

8.1    Determination of Committee; Acceleration. Each option granted under the Plan shall be exercisable at such time or times, or upon the occurrence of such event or events, and in such amounts, as the Committee shall specify in the agreement evidencing the option. Subsequent to the grant of an option which is not immediately exercisable in full, the Committee, at any time before complete termination of such option, may accelerate the time or times at which such option may be exercised in whole or in part.

8.2    Automatic Termination. The unexercised portion of any option granted under the Plan shall automatically and without notice terminate and become null and void at the time of the earliest to occur of the following:

(a)    The expiration of ten years from the date on which such option was granted;

(b)    The expiration of 30 days from the date of termination of the Participant’s employment by the Company unless a longer period is provided by the Committee (other than a termination described in subparagraph (c) below or in the event of termination as a result of death, in which case expiration will be at the end of the term set forth in the option agreement or such other time specified therein);

(c)    The termination of the Participant’s employment by the Company if such termination constitutes or is attributable to a breach by the Participant of an employment or consulting agreement with the Company or any of its subsidiaries, or if the Participant is discharged or his or her services are terminated for cause; or

(d)    The expiration of such period of time or the occurrence of such event as the Committee in its discretion may provide upon the granting thereof.

The Committee or the Board of Directors shall have the right to determine what constitutes cause for discharge or termination of services, whether the Participant has been discharged or his or her services terminated for cause and the date of such discharge or termination of services, and such determination of the Committee or the Board of Directors shall be final and conclusive.

9.    Exercise of Options, Stock Appreciation Rights. Options and stock appreciation rights granted under the Plan shall be exercised by the Participant (or by his or her executors or administrators, as provided in Paragraph 10) as to all or part of the shares covered thereby, by the giving of written notice of exercise to the Company, specifying the number of shares to be purchased or the number of shares with respect to which stock appreciation rights are being exercised, accompanied, in the case of an option, by payment of the full purchase price for the shares being purchased. Payment of such purchase price shall be made (a) by check payable to the Company, (b) with the consent of the Committee, by delivery of shares of Common Stock already owned by the Participant for at least six months (which may include shares received as the result of a prior exercise of an option) having a fair market value (determined as of the date such option is exercised) equal to all or part of the aggregate purchase price, (c) in accordance with a “cashless exercise” program established by the Committee in its sole discretion under which if so instructed by the Participant, shares may be issued directly to the Participant’s broker or dealer upon receipt of the purchase price in cash from the broker or dealer, (d) by any combination of (a), (b), or (c) above, or (e) by other means that the Committee deems appropriate. Such notice of exercise, accompanied by such payment, shall be delivered to the Company at its principal business office or such other office as the Committee may from time to time direct, and shall be in such form, containing such further provisions consistent with the provisions of the Plan, as the Committee may from time to time prescribe. The date of exercise shall be the date of the Company’s receipt of such notice. The Company shall effect the transfer of the shares so purchased to the Participant (or such other person exercising the option pursuant to Paragraph 10 hereof) as soon as practicable. No Participant or other person exercising an option shall have any of the rights of a stockholder of the Company with respect to shares subject to an option granted under the Plan until due exercise and full payment has been made as provided above. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date of such due exercise and full payment. In no event may any option granted hereunder be exercised for a fraction of a share.

10.    Non-Transferability of Options. Except as provided herein, no option granted under the Plan or any right evidenced thereby shall be transferable by the Participant other than by will or by the laws of descent and distribution, and an option may be exercised, during the lifetime of a Participant, only by such Participant. Notwithstanding the preceding sentence: (a) in the event of a Participant’s death during his or her employment by the Company, its parent, if any, or any of its subsidiaries, or during the 30 day period following the date of termination of such employment, his or her options shall thereafter be exercisable, during the period set forth in the option agreement, or, if no period is specifically set forth, during the remaining term of the option, by his or her executors or administrators; and (b) the Participant, with the approval of the Committee, may transfer his or her options (other than incentive stock options) for no consideration to or for the benefit of the Participant’s spouse, parents, children (including stepchildren or adoptive children), grandchildren, or siblings, or to a trust for the benefit of any of such persons.

11.    Reload Options. At the time an option (the “original option”) is granted, the Committee may also authorize the grant of a “reload option,” which shall be subject to the following terms:

(a)    The number of shares of Common Stock subject to the reload option shall be the number of shares, if any, used by the Participant to pay the purchase price upon exercise of the original option, plus the number of shares, if any, delivered by the Participant to satisfy the tax withholding requirement relating to such exercise.

(b)    The reload option shall be a nonqualified stock option.

(c)    The grant of the reload option shall be effective upon the date of exercise of the original option, and the term of the reload option shall be the period, if any, remaining from that date to the date upon which the original option would have expired.

(d)    The grant of the reload option shall not be effective if, on the date of exercise of the original option, the Participant is not employed by the Company.

(e)    Except as specified in (a) through (d) above, the terms of the reload option shall be as prescribed in the preceding Paragraphs of this Plan.

12.    Withholding Tax. Whenever under the Plan shares of stock are to be delivered upon exercise of a nonqualified stock option, the Company shall be entitled to require as a condition of delivery that the Participant remit or, in appropriate cases, agree to remit when due an amount sufficient to satisfy all federal, state and local withholding tax requirements relating thereto. At the option of the Company, such amount may be remitted by check payable to the Company, in shares of Common Stock (which may include shares received as the result of a prior exercise of an option), by the Company’s withholding of shares of Common Stock issuable upon the exercise of any option or stock appreciation right pursuant to the Plan, or any combination thereof. Whenever an amount shall become payable to a Participant in connection with the exercise of a stock appreciation right, the Company shall be entitled to withhold therefrom an amount sufficient to satisfy all federal, state and local withholding tax requirements relating to such amount.

13.    Restrictions on Delivery and Sale of Shares. Each option granted under the Plan is subject to the condition that if at any time the Committee, in its discretion, shall determine that the listing, registration or qualification of the shares covered by such option upon any securities exchange or under any state or federal law is necessary or desirable as a condition of or in connection with the granting of such option or the purchase or delivery of shares thereunder, the delivery of any or all shares pursuant to exercise of the option may be withheld unless and until such listing, registration or qualification shall have been effected. The Committee may require, as a condition of exercise of any option that the Participant represent, in writing, that the shares received are being acquired for investment and not with a view to distribution and agree that the shares will not be disposed of except pursuant to an effective registration statement, unless the Company shall have received an opinion of counsel satisfactory to the Company that such disposition is exempt from such requirement under the Securities Act of 1933. The Committee may require that the sale or other disposition of any shares acquired upon exercise of an option hereunder shall be subject to a right of first refusal in favor of the Company, which right shall permit the Company to repurchase such shares from the Participant or his or her representative prior to their sale or other disposition at their then current fair market value in accordance with such terms and conditions as shall be specified in the agreement evidencing the grant of the option. The Company may endorse on certificates representing shares issued upon the exercise of an option such legends referring to the foregoing representations or restrictions or any other applicable restrictions on resale as the Company, in its discretion, shall deem appropriate.

14.	Change in Control.

(a)    In the event of a Change in Control of the Company, as defined below, the Committee may, in its sole discretion, provide that any of the following applicable actions be taken as a result, or in anticipation, of any such event to assure fair and equitable treatment of Participants:

(i)     accelerate the exercisability of any outstanding options awarded pursuant to this Plan;

(ii)     offer to purchase any outstanding options made pursuant to this Plan from the holder for its equivalent cash value, as determined by the Committee, as of the date of the Change in Control; or

(iii)     make adjustments or modifications to outstanding options as the Committee deems appropriate to maintain and protect the rights and interests of the Participants following such Change in Control.

Any such action approved by the Committee shall be conclusive and binding on the Company, its subsidiaries and all Participants.

(b)    In no event, however, may (i) any option be exercised prior to the expiration of six (6) months from the date of grant (unless otherwise provided in the agreement evidencing the option), or (ii) any option be exercised after ten (10) years from the date it was granted.

(c)    To the extent not otherwise defined in this Plan, the following terms used in this Paragraph 14 shall have the following meanings:

“Affiliate” means (a) Bear Stearns (b) any other subsidiary of the Company and (c) any other corporation or other entity which is controlled, directly or indirectly, by, or under common control with, the Company and which the Committee designates as an “Affiliate” for purposes of the Plan.

“Associate” of a Person means (a) any corporation or organization of which such Person is an officer or partner or is, directly or indirectly, the Beneficial Owner of 10% or more of any class of equity securities, (b) any trust or other estate in which such Person has a substantial beneficial interest or as to which such Person serves as trustee or in a similar fiduciary capacity and (c) any relative or spouse of such Person, or any relative of such spouse, who has the same home as such Person or who is a director or officer of such Person or any of its parents or subsidiaries.

“Bear Stearns” means Bear, Stearns & Co. Inc., a Delaware corporation, and its successors and assigns.

“Beneficial Owner” has the meaning ascribed thereto in Rule 13d-3 under the Exchange Act, except that, in any case, a Person shall be deemed the Beneficial Owner of any securities owned, directly or indirectly, by the Affiliates and Associates of such Person.

“Change in Control” means (a) a majority of the Board of Directors ceases to consist of Continuing Directors; (b) any Person becomes the Beneficial Owner of 25% or more of the outstanding voting power of the Company unless such acquisition is approved by a majority of the Continuing Directors; (c) the stockholders of the Company approve an agreement to merge or consolidate into any other entity, unless such merger or consolidation is approved by a majority of the Continuing Directors; or (d) the stockholders of the Company approve an agreement to dispose of all or substantially all of the assets of the Company, unless such disposition is approved by a majority of the Continuing Directors.

“Continuing Director” means any member of the Board of Directors who is a member on the effective date of the Plan as set forth in Paragraph 19 or who is elected to the Board of Directors after such date upon the recommendation or with the approval of a majority of the Continuing Directors at the time of such recommendation or approval.

“Person” means an individual, a corporation, a partnership, an association, a joint stock company, a trust, any unincorporated organization or a government or a political subdivision thereof.

15.    Right to Terminate Employment. Nothing in the Plan or in any option granted under the Plan shall confer upon any Participant the right to continue as an employee of the Company or affect the right of the Company or any of its subsidiaries, to terminate the Participant’s employment at any time, subject, however, to the provisions of any agreement of employment between the Participant and the Company, its parent, if any, or any of its subsidiaries.

16.    Transfer, Leave of Absence. For purposes of this Plan, neither (i) a transfer of an employee from the Company to a subsidiary or other affiliate of the Company, or vice versa, or from one subsidiary or affiliate of the Company to another, nor (ii) a duly authorized leave of absence, shall be deemed a termination of employment.

17.    Adjustment Upon Changes in Capitalization, etc. In the event of any stock split, stock dividend, reclassification or recapitalization which changes the character or amount of the Company’s outstanding Common Stock while any portion of any option theretofore granted under the Plan is outstanding but unexercised, the Committee shall make such adjustments in the character and number of shares subject to such options and in the option price, as shall be equitable and appropriate in order to make the option, as nearly as may be practicable, equivalent to such option immediately prior to such change; provided, however, that no such adjustment shall give any Participant any additional benefits under his or her option; and provided further, that, with respect to any outstanding incentive stock option, if any such adjustment is made by reason of a transaction described in Section 424(a) of the Code, it shall be made so as to conform to the requirements of that Section and the regulations thereunder.

If any transaction (other than a change specified in the preceding paragraph) described in Section 424(a) of the Code affects the Company’s Common Stock subject to any unexercised option theretofore granted under the Plan (hereinafter for purposes of this Paragraph 17 referred to as the “old option”), the Board of Directors or any surviving or acquiring corporation may take such action as it deems appropriate, and in conformity with the requirements of that Section and the regulations thereunder, to substitute a new option for the old option, in order to make the new option, as nearly as may be practicable, equivalent to the old option, or to assume the old option.

If any such change or transaction shall occur, the number and kind of shares for which options may thereafter be granted under the Plan shall be adjusted to give effect thereto.

18.    Expiration and Termination of the Plan.

18.1    General. Options may be granted under the Plan at any time and from time to time on or prior to the tenth anniversary of the effective date of the Plan as set forth in Paragraph 19 (the “Expiration Date”), on which date the Plan will expire except as to options then outstanding under the Plan. Such outstanding options shall remain in effect until they have been exercised, terminated or have expired. The Plan may be terminated, modified or amended by the Board of Directors at any time on or prior to the Expiration Date, except with respect to any options then outstanding under the Plan; provided, however, that the approval of the Company’s stockholders will be required for any amendment which (i) changes the class of employees eligible for grants, as specified in Paragraph 4, (ii) increases the maximum number of shares subject to grants, as specified in Paragraph 3 (unless made pursuant to the provisions of Paragraph 17) or (iii) materially increases the benefits accruing to participants under the Plan, within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

18.2    Modifications. No modification, extension, renewal or other change in any option granted under the Plan shall be made after grant, unless the same is consistent with the provisions of the Plan and does not disqualify an incentive stock option under the provisions of Section 422 of the Code. In addition, the option price of an option may not be changed after grant, other than in the case of an adjustment described in Paragraph 14 or pursuant to Paragraph 17.

19.    Effective Date of Plan. The Plan shall become effective on September 28, 1999, the date of its adoption by the Board of Directors, subject, however, to the approval of the Plan by the Company’s stockholders within 12 months of such adoption.

EXHIBIT C

THE BEAR STEARNS COMPANIES INC.
RESTRICTED STOCK UNIT PLAN, AS AMENDED

1.    Purpose. The purpose of The Bear Stearns Companies Inc. Restricted Stock Unit Plan (the “Plan”) is to secure for The Bear Stearns Companies Inc. and its successors and assigns (the “Company”) and its stockholders the benefits of the additional incentive inherent in the ownership of the Company’s common stock, par value $1.00 per share (the “Common Stock”), by selected employees of the Company and its subsidiaries who are important to the success and growth of the business of the Company and its subsidiaries and to help the Company and its subsidiaries secure and retain the services of such persons. The Plan provides for discretionary grants of stock units (“Restricted Stock Units”) to or for the benefit of participating employees of the Company and its subsidiaries, which grants shall be subject to the terms and conditions set forth in the Plan and in the agreement evidencing such Award. Such units can be granted by the Committee, as hereinafter defined, based upon both future and past services.

2.    Committee.

2.1    Administration. The Plan shall be administered by the Compensation Committee (the “Committee”) of the Board of Directors of the Company (the Board of Directors). Any vacancy on the Committee, whether due to action of the Board of Directors or due to any other cause, may be filled by resolution adopted by the Board of Directors. The full Board of Directors may perform any function of the Committee hereunder, in which case the term “Committee” shall refer to the Board. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. The Committee may delegate to officers or managers of the Company or any subsidiary or affiliate, or committees thereof, authority, other than authority to make grants under the Plan, to perform such functions as the Committee may determine, including administrative functions, subject to such terms as the Committee shall determine.

2.2    Interpretation. The Committee shall have full power and authority to interpret the provisions of the Plan and any agreement evidencing or relating to an award of Restricted Stock Units (“Award”) under the Plan, and to determine any and all questions arising under the Plan, and its decisions shall be final and binding on all participants in the Plan.

3.    Shares Subject to Grants.

3.1    Number of Shares. Subject to the adjustment of provisions of Section 3.3, the number of shares of Common Stock that may be issued or delivered in connection with awards of Restricted Stock Units under the Plan shall not exceed 15,000,000 shares. The Committee may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting and make adjustments if the number of shares actually delivered differs from the number of shares previously counted in connection with an Award. Shares subject to an Award that is canceled, expired, forfeited, settled in cash or otherwise terminated without a delivery of shares to the participant will again be available for Awards, and shares withheld or surrendered in payment of the taxes relating to an award shall be deemed to constitute shares not delivered to the participant and shall be deemed again to be available for Awards under the Plan.

3.2    Character of Shares; Reservation of Shares. Shares of Common Stock delivered under the Plan shall be issued Common Stock held in the Company’s treasury. At all times, there shall be reserved for award under the Plan a number of shares of Common Stock equal to the maximum number of shares set forth in Section 3.1, reduced by such number of shares that have been previously issued or delivered as a result of this Plan.

3.3    Adjustments. In the event that any large, special and non-recurring dividend or other distribution (whether in the form of cash or property other than Common Stock), recapitalization, forward or reverse split, stock dividend, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, liquidation, dissolution or other similar corporate transaction or event affects the Common Stock such that an adjustment is determined by the Committee to be appropriate under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of the number and kind of shares reserved and available for Awards under the Plan and the number and kind of shares subject to outstanding Restricted Stock Units.

4.    Employees Eligible. Awards may be granted to or for the benefit of any employee who holds the position of a managing director or below, whom the Committee selects for participation for a given performance year.

Employees who hold the position of senior managing director or above shall not be eligible to be granted Awards under the Plan. An individual receiving any Award under the Plan is referred to herein as a “participant.” Any reference herein to the employment of a participant by the Company shall include his or her employment by the Company or any of its subsidiaries.

5.    Restricted Stock Units.

5.1    In General. For the fiscal 2000 performance year and each performance year thereafter during which the Plan remains in effect (each, a “Performance Year”), each eligible employee selected to participate shall be granted an award of Restricted Stock Units. Each Award shall be evidenced by an agreement which shall set forth the terms and conditions of such Award, including without limitation, the date or dates upon which such Award shall vest and the circumstances (including, without limitation, Termination of Employment, as defined in Section 6.3, or failure to satisfy one or more restrictive covenants or other ongoing obligations) under which such Award shall not vest. The Award shall also be subject to such other terms and conditions not inconsistent herewith as the Committee shall determine.

5.2    Nature of Restricted Stock Units; Accounts. Each Restricted Stock Unit represents a right for one share of Common Stock to be delivered upon settlement at the end of the Deferral Period (as defined below), subject to a risk of cancellation and to the other terms and conditions set forth in the Plan, the agreement evidencing the Award and any additional terms and conditions set by the Committee. The Company shall establish and maintain an account for the participant to record Restricted Stock Units and transactions and events affecting such units. Restricted Stock Units and other items reflected in the account will represent only bookkeeping entries by the Company to evidence unfunded obligations of the Company.

5.3    Deferral Period and Settlement Date. Except as otherwise provided in this Section 5.3, Section 6 or Section 7, Restricted Stock Units (if not previously cancelled) will be automatically settled on or about the date or dates set forth in the agreement evidencing the Awards. The period from the date of the Award through the date of settlement is referred to as the “Deferral Period.” The Committee may permit the participant to elect to further defer settlement (thereby extending the Deferral Period), subject to such terms and conditions as the Committee may specify. In addition, unless otherwise determined by the Committee, if the Committee reasonably determines that any settlement of Restricted Stock Units would result in payment of compensation to a participant which is not deductible by the Company under Code Section 162(m), such settlement shall be automatically deferred to the extent necessary to avoid payment of such non-deductible compensation, with this automatic deferral of each Restricted Stock Unit continuing only until such date as settlement can be effected without loss of deductibility by the Company under Section 162(m).

5.4    Vesting of Restricted Stock Units. Unless otherwise determined by the Committee or unless otherwise provided in the agreement evidencing the Award, in the event of the participant’s Termination of Employment (as defined in Section 6.2), the participant’s Restricted Stock Units which are not vested as of the date of such Termination of Employment, shall not vest and shall be immediately cancelled for no value.

5.5    Dividend Equivalents. Restricted Stock Units granted to a participant shall be credited with dividend equivalent as provided in this Section 5.5. Dividend equivalents shall be subject to the terms and conditions set forth in the agreement evidencing the Award.

(i)     Cash Dividends. If the Company declares and pays a cash dividend on Common Stock, then a number of additional Restricted Stock Units shall be credited to the participant as of the payment date for such dividend equal to (A) the number of Restricted Stock Units credited to the participant as of the record date for such dividend, multiplied by (B) the amount of cash actually paid as a dividend on each share at such payment date, divided by (C) the Fair Market Value of a share of Common Stock at the ex-dividend date.

(ii)     Non-Stock Dividends. If the Company declares and pays a dividend on Common Stock in the form of property other than shares of Common Stock, then a number of additional Restricted Stock Units shall be credited to the participant as of the payment date for such dividend equal to (A) the number of Restricted Stock Units credited to the participant as of the record date for such dividend, multiplied by (B) the fair market value of any property other than shares actually paid as a dividend on each share at such payment date, divided by (C) the Fair Market Value of a share of Common Stock at the ex-dividend date.

(iii)     Modifications to Dividend Equivalents Policy. Other provisions of this Section 5.5 notwithstanding, the Committee may modify the manner of payment or crediting of dividend equivalents hereunder, in order to coordinate the value of a participant’s accounts with any trust holding shares established under Section 5.10, for administrative convenience, or for any other reason.

5.6    Vesting, Settlement and Other Terms Applicable to Restricted Stock Units Resulting from Dividends. Additional Restricted Stock Units credited under Section 5.5 will be subject to the same terms, including terms governing vesting, cancellation and Deferral Periods, as the underlying Restricted Stock Units.

5.7    Restriction on Transferability During Deferral Period. During the Deferral Period, the participant shall not be permitted to sell, transfer, pledge, or otherwise encumber the Restricted Stock Units or the shares issuable in settlement thereof, except to the extent specifically approved by the Committee or as provided in the agreement evidencing the Award.

5.8    Delivery of Shares in Settlement of Restricted Stock Units; Fractional Shares. The Company may make delivery of shares hereunder in settlement of Restricted Stock Units by either delivering one or more certificates representing such shares to the participant, registered in the name of the participant (and any joint name, if so directed by the participant), by depositing such shares into an account maintained for the participant (or of which the participant is a joint owner, with the consent of the participant) by a broker-dealer affiliated with the Company or any such account established in connection with any Company plan or arrangement providing for investment in Common Stock and under which the participant’s rights are similar in nature to those under a stock brokerage account or by delivering such shares to the Trustee (“Trustee”) of a pension plan of which the participant is a member. If the Committee determines to settle Restricted Stock Units by making a deposit of shares into such an account, the Company may settle any fractional Restricted Stock Unit by means of such deposit. In other circumstances or if so determined by the Committee, the Company shall instead pay cash in lieu of fractional shares, on such basis as the Committee may determine. In no event will the Company in fact issue fractional shares. The Committee may determine whether, prior to settlement, Restricted Stock Units will be reflected as whole units only or include fractional units, and related terms.

5.9    Definition of “Fair Market Value.” Unless otherwise determined by the Committee, “Fair Market Value” of a share of Common Stock on any date means (i), if the Common Stock is listed on a national securities exchange or quotation system reporting last-sale information, the closing sales price on such exchange or quotation system on such date or, in the absence of reported sales on such date, the closing sales price on the immediately preceding date on which sales were reported; (ii), if the Common Stock is not listed on a national securities exchange or quotation system providing last-sale information, the mean between the bid and offered prices as quoted by in the Nasdaq System for such date; or (iii), if the fair market value cannot be determined under clause (i) or (ii) hereof, the fair value as determined by such other method as the Committee determines in good faith to be reasonable.

5.10    Trusts. The Committee may, in its discretion, establish one or more trusts and deposit therein amounts of cash, Common Stock, or other property not exceeding the amount of the Company’s anticipated obligations with respect to a participant’s account established under this Section 5. In such case, the amounts of hypothetical income and appreciation and depreciation in value of such account shall be equal to the actual income on, and appreciation and depreciation of, the assets in such trust(s). Other provisions of the Plan notwithstanding, the timing of allocations and other events relating to assets in such account may be varied to reflect the timing of allocations and events relating to actual investments of the assets of such trust(s).

6.    Certain Termination Provisions. In the event of a participant’s Termination of Employment by reason of death, the following provisions shall apply. The consequences of a participant’s Termination of Employment for any other reason shall be as set forth in the agreement evidencing the Award.

6.1    Death. In the event of a participant’s Termination of Employment due to death Restricted Stock Units shall become fully vested at the date of such Termination of Employment, and the Deferral Period applicable to such Restricted Stock Units shall end and such units shall be settled in full by delivery of shares as promptly as practicable following such Termination of Employment.

6.2    For purposes of this Plan: “Termination of Employment” means the event by which participant ceases to be employed by the Company or any subsidiary of the Company and, immediately thereafter, is not employed by or providing substantial services to any of the Company or a subsidiary of the Company. Neither (i) a transfer of an employee from the Company to a subsidiary or other affiliate of the Company to another, nor (ii) a duly authorized leave of absence, shall be deemed a Termination of Employment.

7.    Change in Control.

7.1    Effect of a Change in Control. In the event of a Change in Control of the Company, as defined below, the Committee may, in its sole discretion, provide that any of the following actions shall be taken as a result, or in anticipation, of any such event to assure fair and equitable treatment of participants:

(iv)    acceleration of vesting of the Restricted Stock Units and/or acceleration of the termination of the Deferral Period and settlement of Restricted Stock Units under the Plan;

(v)    offer to purchase any outstanding Restricted Stock Units under the Plan from the participant or the Trustee for the award’s equivalent cash value, as determined by the Committee, as of the date of the Change in Control or another specified date; or

(vi)   make adjustments or modifications, such as providing for the assumption of the Restricted Stock Units by an acquiror and conversion of the underlying Common Stock to securities of the acquiror, as the Committee deems appropriate to maintain and protect the rights and interests of the participants following such Change in Control.

Any such action approved by the Committee shall be conclusive and binding on the Company, its subsidiaries and all participants.

7.2    Definitions Relating to Change in Control. To the extent not otherwise defined in this Plan, the following terms used in this Section 7 shall have the following meanings:

“Affiliate” of a Person means any other person or entity which controls, is controlled by, or under common control with, the Person.

“Associate” of a Person means (a) any corporation or organization of which such Person is an officer or partner or is, directly or indirectly, the Beneficial Owner of 10% or more of any class of equity securities, (b) any trust or other estate in which such Person has a substantial beneficial interest or as to which such Person serves as trustee or in a similar fiduciary capacity and (c) any relative or spouse of such Person, or any relative of such spouse, who has the same home as such Person or who is a director or officer of such Person or any of its parents or subsidiaries.

“Beneficial Owner” has the meaning ascribed thereto in Rule 13d-3 under the Exchange Act, except that, in any case, a Person shall be deemed the Beneficial Owner of any securities owned, directly or indirectly, by the Affiliates and Associates of such Person.

“Change in Control” means (a) a majority of the Board of Directors ceases to consist of Continuing Directors; (b) any Person is or becomes the Beneficial Owner of 50% or more of the outstanding voting power of the Company unless such acquisition is approved by a majority of the Continuing Directors; (c) there is consummated a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other corporation, other than a merger or consolidation with respect to which requirements of clauses (A) and (B) below are satisfied: (A) the voting securities of the Company outstanding immediately prior to such merger or consolidation continue to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) more than 50% of the combined voting power of the securities of the Company or such surviving entity or any parent thereof (as the case may be) outstanding immediately after such merger or consolidation and (B) individuals who constitute the Board of Directors immediately prior to the execution of the definitive agreement pertaining to such merger or consolidation continue immediately following such merger or consolidation to represent at least a majority of the membership of the Board of Directors of the Company or such surviving entity or any parent thereof (as the case may be); (d) the stockholders of the Company approve an agreement to dispose of all or substantially all of the assets of the Company, unless such disposition is approved by a majority of the Continuing Directors.

“Continuing Director” means any member of the Board of Directors who is a member on the effective date of the Plan or who is elected to the Board of Directors after such date upon the recommendation or with the approval of a majority of the Continuing Directors at the time of such recommendation or approval.

“Person” means an individual, a corporation, a partnership, an association, a joint stock company, a trust, any unincorporated organization or a government or a political subdivision thereof.

8.    General Provisions.

8.1    Limitation on Rights Conferred Under Plan. Neither the Plan nor any action taken hereunder shall be construed as (i) giving any eligible employee or participant the right to continue in the employ or service of the Company or a subsidiary or affiliate, (ii) interfering in any way with the right of the Company or a subsidiary or affiliate to terminate such eligible employee’s or participant’s employment or service at any time, (iii) giving an eligible employee or participant any claim to be granted any award under the Plan or to be treated uniformly with other participants and employees, or (iv) conferring on a participant any of the rights of a stockholder of the Company unless and until the participant is duly issued or transferred shares of Common Stock in accordance with the terms of an award. Except as expressly provided in the Plan and an Award agreement, neither the Plan nor any Award agreement shall confer on any person other than the Company and the participant any rights or remedies thereunder.

8.2    Committee May impose Conditions; Right of Setoff. The Company or any subsidiary may, to the extent permitted by applicable law, deduct from and set off against any amounts the Company or a subsidiary or affiliate may owe to a participant from time to time pursuant to any Award under the Plan, any amounts owed by the participant to the Company or any subsidiary or affiliate, although participant shall remain liable for any part of participant’s payment obligation not satisfied through such deduction and setoff.

8.3    Tax Withholding Obligation. Whenever under the Plan a participant or a Trustee incurs federal income tax liability, obligations with respect to Social Security and Medicare taxes, or other tax obligations in connection with an Award, whether at the time of grant, vesting or settlement of Restricted Stock Units, the Company shall be entitled to require, as a condition of grant, vesting, or settlement of the award, that the participant remit or, in appropriate cases, agree to remit when due an amount sufficient to satisfy all federal, state and local withholding tax requirements relating thereto. At the election of the Company, such mandatory withholding amounts may be remitted by check payable to the Company, in shares of Common Stock, by the Company’s withholding of shares of Common Stock issuable or deliverable hereunder, or any combination thereof; provided, however, that in no event may shares be withheld to satisfy a tax obligation of participant in excess of the mandatory tax withholding obligations arising in connection with the participant’s award. If so determined by the Committee, a participant may be permitted to elect from among alternative methods of satisfying withholding obligations.

8.4    Certain Limitations Relating to Accounting Treatment of Awards. Other provisions of the Plan notwithstanding, if any right under this Plan would cause a transaction to be ineligible for pooling-of-interests accounting that would, but for the right hereunder, be eligible for such accounting treatment, such right shall be automatically adjusted so that pooling-of-interests accounting shall be available, including by substituting Common Stock having a fair market value equal to any cash otherwise payable in respect of any right which would cause the transaction to be ineligible for pooling-of-interests accounting.

8.5    Governing Law. The validity, construction, and effect of the Plan, any rules and regulations relating to the Plan and any award agreement shall be determined in accordance with the laws of the State of New York, without giving effect to principles of conflicts of laws, and applicable provisions of federal law.

8.6    Nonexclusivity of the Plan. The adoption of the Plan by the Board of Directors shall not be construed as creating any limitations on the power of the Board of Directors or a committee thereof to adopt such other incentive arrangements, apart from the Plan, as it may deem desirable, and such other arrangements may be either applicable generally or only in specific cases.

8.7    Changes to the Plan and Awards. The Board of Directors may amend, suspend or terminate the Plan or the Committee’s authority to grant Awards under the Plan without the consent of participants; provided, however, that, without the consent of an affected participant, no such Board action may materially and adversely affect the rights of such participant under any outstanding Award. The Committee may amend any outstanding Award without the consent of the affected participant; provided, however, that, without such consent, no such action may materially and adversely affect the rights of such participant under any outstanding Award. For purposes of this Section 8.7, accelerated settlement of an Award shall not be considered a materially adverse affect on the rights of a participant, regardless of the tax consequences to such participant.

8.8    Compliance with Legal and Other Requirements. The Company may, to the extent deemed necessary or advisable by the Committee, postpone the issuance or delivery of shares or payment of other benefits under any Award until completion of registration or qualification of the Common Stock or other required action under any federal or state law, rule or regulation, listing or other required action with respect to any stock exchange or automated quotation system upon which the Common Stock or other securities of the Company are listed or quoted, or compliance with any other obligation of the Company, as the Committee may consider appropriate, and may require any participant to make such representations, furnish such information and comply with or be subject to such other conditions as it may consider appropriate in connection with the issuance or delivery of shares or payment of other benefits in compliance with applicable laws, rules, and regulations, listing requirements, or other obligations.

9.    Plan Effective Date and Termination. The Plan became effective on November 29, 2000. Unless earlier terminated by action of the Board of Directors, the Plan will remain in effect until such time as no shares of Common Stock remain available for delivery under the Plan and the Company has no further rights or obligations with respect to outstanding Awards under the Plan.

EXHIBIT D

THE BEAR STEARNS COMPANIES INC. (the “Corporation”)
Board Candidate Guidelines

The following are the criteria that the Nominating Committee and the Board shall utilize when evaluating a Board candidate:

The Board of Directors should be composed of individuals who have demonstrated significant achievements in business, education or public service. Director-candidates should possess the requisite character, knowledge, education and experience to make a significant contribution to the Board and bring a range of skills, perspectives and backgrounds to the deliberations of the Board. Significantly, a director-candidate must have high ethical standards, a strong sense of professionalism and a willingness to serve the interests of the stockholders. For those director-candidates who are also employees of the Corporation, such individuals should be members of the executive management team of the Corporation who have, or are in the position to acquire, a broad base of information about the Corporation and its businesses.

The Board should conclude that the professional and personal background of each director-candidate has enabled him or her to acquire the wisdom, insight and perspective necessary to effectively fulfill a director’s duties. In addition, the following specific attributes and qualifications should be considered in evaluating the candidacy of an individual as a director on the Board of Directors:

Management and Leadership Experience — The director-candidate must have extensive experience in business, education or public service.

The experience of candidates from the different fields of business, education, or public service should be assessed and evaluated as follows:

Candidates from the Field of Business. The director-candidate is or has been the chief executive officer, chief operating officer or chief financial officer, or holds or has held a senior managerial position in one of the following: a major public corporation; a recognized privately held entity; or a recognized money or investment management firm.

Candidates from the Field of Education. The director-candidate holds or has held a position at a prominent educational institution comparable to the position of university or college president and/or dean of a school within the university or college, or holds or has held a senior faculty position in an area of study important or relevant to the Corporation.

Candidates from the Field of Public Service. The director-candidate has held one or more elected or appointed senior positions in the federal government or any federal agency, any state or municipal government or agency, or holds or has held one or more elected or appointed senior positions in a nonprofit organization.

Skills and Diverse Background — The director-candidate must bring a desired range of skills, diverse perspectives and experience to the Board.

The following attributes should be considered in assessing the contribution that the director-candidate could make as a member of the Board:

Financial Literacy. Director-candidates having a sufficient understanding of financial reporting and internal control principles, or financial management experience, would bring desirable knowledge and skills to the Board.

International Experience. International experience would be a positive characteristic in a director-candidate’s profile. Having an understanding of the culture of English and non-English speaking foreign countries would also be considered beneficial.

Knowledge of the Duties of a Director. The director-candidate’s capacity and/or experience to understand fully the legal responsibilities of a director and the governance processes of a public company is an essential factor.

No Interlocking Directorships. The director-candidate should not have any prohibitive interlocking relationships or conflicts of interest.

D-1

Integrity and Professionalism — The director-candidate must have high ethical standards, a strong sense of professionalism and be capable of serving the interests of stockholders.

Personal Experience. The director-candidate should be of high moral and ethical character. The candidate must exhibit independence, objectivity and willingness to serve as a representative of the Corporation’s stockholders.

Individual Characteristics. The director-candidate should possess personal qualities that would enable him or her to be able to make a contribution to Board deliberations. These qualities include, for example, intelligence, self-assuredness, high ethical standards, interpersonal skills, independence, a willingness to ask difficult questions, strong communication skills and commitment. In considering candidates for Board membership, the diversity of individual experiences and backgrounds will be considered in looking at the composition of the Board.

Availability. The director-candidate must have, and be willing to commit, the required hours necessary to discharge the duties of Board membership.

Compatibility. The director-candidate should be able to develop a good working relationship with other Board members and contribute to the Board’s working relationship with the senior management of the Corporation.

D-2

THE BEAR STEARNS COMPANIES INC.
CAPITAL ACCUMULATION PLAN FOR
SENIOR MANAGING DIRECTORS
 (Amended and Restated November 29, 2000
for Plan Years beginning on or after July 1,1999)

SECTION 1

Purpose and Restatement Date

                    The purpose of the Plan is to promote the interests of the Company and its stockholders by providing long-term incentives to certain key executives of the Company and Bear Stearns who contribute significantly to the long-term performance and growth of the Company.  This restatement of the Plan is adopted November 29, 2000, and provides for two versions of the Plan.  This version of the Plan applies with respect to Plan Years (as defined below) beginning on or after July 1, 1999; deferrals made with respect to Plan Years beginning prior to that date remain subject to the terms of the Plan as in effect on June 30, 1999.  This version of the Plan for Plan Years beginning on or after July 1, 1999 and the version of the Plan for Plan Years beginning prior to that date shall constitute a single Plan.  All deferrals made with respect to Plan Years beginning on or after July 1, 1999 are cancelled by action of the Board Committee as hereinafter defined in adopting this version of the Plan, and the terms of the Plan, as set forth in this restatement and as may subsequently be amended from time to time, shall apply with respect to such Plan Year.

SECTION 2

Definitions

                    2.1           Terms Defined.  When used herein, the following terms shall have the following meanings:

                    “Account” means a Capital Accumulation Account or a Cash Balance Account, as the context may require.

                    “Accredited Investor” means an “accredited investor” as defined in Rule 501 under the Securities Act, or any successor rule or regulation.

                    “Adjusted Book Value Per Share” means the amount determined as of the end of any Fiscal Year by dividing Adjusted Common Stockholders’ Equity by the sum of (a) the number of shares of Common Stock outstanding on such date, (b) the number of CAP Units credited to the Capital Accumulation Accounts of all Participants as of such date and the number of Earnings Units credited to the Earnings Unit Accounts of all participants in the PUP Plan as of such date, (c) the number of CAP Units to be credited to all such Accounts as a result of making any adjustment to such Accounts required by Sections 5.1 and 5.10 in respect of all Fiscal Years ending on or prior to the date of determination and the number of Earnings Units credited to the Earnings Unit Accounts of all participants in the PUP Plan as a result of making any adjustment to such accounts required by Section 4.2 of the PUP Plan in respect of all Fiscal Years ending on or prior to the date of such determination, and (d) the number of shares of Common Stock purchased by the Company for purposes other than for the Plan and the PUP Plan during all Fiscal Years ending on or prior to the date of such determination, less (e) the number of shares of Common Stock issued by the Company (whether from Treasury shares or otherwise) other than pursuant to the Plan or the PUP Plan during all Fiscal Years ending on or prior to the date of such determination.

                    “Adjusted Common Stockholders’ Equity” means, for the first Fiscal Year of any Deferral Period, Consolidated Common Stockholders’ Equity as of the last day of the preceding Fiscal Year and for Fiscal Years following the first Fiscal Year of such Deferral Period, means Adjusted Common Stockholders’ Equity determined for the prior Fiscal Year of such Deferral Period, plus all increases (or less any decreases) in retained earnings of the Company and its subsidiaries attributable to net income (or loss), determined on a consolidated basis, minus all amounts accrued in respect of cash dividends declared with respect to any capital stock of the Company during such Fiscal Year.

                    “Adjusted Earnings Per Share” means, for any Fiscal Year, (a) the Company’s consolidated net income or loss for such Fiscal Year, less the amount of the Preferred Stock Dividend Requirement for such Fiscal Year, plus the product obtained by multiplying the product of the Net Earnings Adjustment multiplied by the Average Cost Per Share for such Fiscal Year by the fraction which is 1 minus the Marginal Tax Rate, divided by (b) the sum of (i) the number of shares of Common Stock outstanding during such Fiscal Year, computed on a weighted average basis based on the number of days outstanding during such Fiscal Year, (ii) the aggregate number of CAP Units credited to the Accounts of all Participants computed on a weighted average basis based on the number of days outstanding during such Fiscal Year but not including in such computation the day that CAP Units are credited, increased or decreased pursuant to Section 5.1, 5.3 or 5.10 of the Plan, and (iii) the aggregate number of Earnings Units credited to the Earnings Unit Accounts of all participants in the PUP Plan computed on a weighted average basis based on the number of days outstanding during such Fiscal Year but not including in such computation the day that Earnings Units are credited, increased or decreased pursuant to Section 4.2 or 4.5 of the PUP Plan.

                    “Adjusted Preferred Stock Dividend Requirement” means, for any Fiscal Year, the quotient obtained by dividing (i) the aggregate amount of all dividends actually declared by the Company on, or, if no such dividends are actually declared, required to be declared by the Company in accordance with the terms of, any Preferred Stock, in such Fiscal Year, by (ii) the fraction which is one minus the Marginal Tax Rate for such Fiscal Year.

                    “Advisory Committee” means a committee of five Participants, of which two shall be appointed by the President of the Company, two by the President’s Advisory Council of Bear Stearns and one by the Management and Compensation Committee.

                    “Affiliate” means (a) Bear Stearns, (b) any other subsidiary of the Company and (c) any other corporation or other entity which is controlled, directly or indirectly, by, or under common control with, the Company and which the Board Committee designates as an “Affiliate” for purposes of the Plan.

                    “Aggregate Imputed Cost” means, with respect to any Fiscal Year, the sum of (a) the aggregate of the Cost of Carry for such Fiscal Year for all Participants in the Plan plus (b) the Capital Reduction Charge for such Fiscal Year plus (c) the product of (i) the sum of the Net Earnings Adjustments for such Fiscal Year for all Participants in the Plan multiplied by (ii) the Average Cost Per Share for such Fiscal Year, minus (d) the Dividend Savings for such Fiscal Year.

                    “Appropriate Committee” means the Management and Compensation Committee or, in the case of Participants who are Reporting Persons, the Board Committee.

                    “Associate” of a Person means (a) any corporation or organization of which such Person is an officer or partner or is, directly or indirectly, the Beneficial Owner of 10% or more of any class of equity securities, (b) any trust or other estate in which such Person has a substantial beneficial interest or as to which such Person serves as trustee or in a similar fiduciary capacity and (c) any relative or spouse of such Person, or any relative of such spouse, who has the same home as such Person or who is a director or officer of such Person or any of its parents or subsidiaries.

                    “Available Shares” means, with respect to any Fiscal Year or portion thereof, the sum of (a) the number of shares of Common Stock purchased by the Company in the open market or in private transactions or otherwise during such period that have not been previously allocated under the Plan and designated by the Board Committee at the time of purchase as having been purchased for issuance under the Plan with respect to the Fiscal Year or portion thereof specified by the Board Committee and (b) shares of Common Stock purchased prior to such Fiscal Year that were designated as Available Shares but were not allocated under the Plan which the Company makes available to the Plan subsequent to the period in which such shares were purchased and the Board Committee thereafter designates as Available Shares for issuance under the Plan with respect to the Fiscal Year or portion thereof specified by the Board Committee.

                    “Average Cost Per Share” means, with respect to any period, the weighted average of the sum of (a) the average price paid (including commissions) by the Company in respect of Available Shares purchased by the Company during such Fiscal Year and (b) in respect of Available Shares purchased by the Company prior to such Fiscal Year that the Company makes available to the Plan and that are accepted by the Board Committee, the Fair Market Value as of the last trading day of such period.

                    “Average Federal Funds Rate” means, with respect to any Fiscal Year, the percentage (expressed as a decimal fraction) obtained by taking the sum of the Federal Funds Rates for each day during the Fiscal Year and dividing such amount by the number of days in such Fiscal Year.

                    “Award” shall mean an award of CAP Units granted by the Board Committee, in its sole discretion.

                    “Bear Stearns” means Bear, Stearns & Co. Inc., a Delaware corporation, and its successors and assigns.

                    “Beneficial Owner” has the meaning ascribed thereto in Rule 13d-3 under the Exchange Act, except that, in any case, a Person shall be deemed the Beneficial Owner of any securities owned, directly or indirectly, by the Affiliates and Associates of such Person.

                    “Beneficiary” of a Participant means the beneficiary or beneficiaries designated by such Participant in accordance with Section 10 to receive the amount, if any, payable hereunder upon the death of such Participant.

                    “Board Committee” means the Compensation Committee of the Board of Directors or another committee of the Board of Directors designated by the Board of Directors to perform the functions of the Board Committee hereunder.  To the extent required by Rule 16b-3, the Board Committee shall be composed solely of directors who are not Participants in the Plan and are in other respects “Non-Employee Directors” within the meaning of Rule 16b-3.

                    “Board of Directors” means the Board of Directors of the Company.

                    “Book Value Adjustment” has the meaning assigned to such term in Section 5.5.

                    “Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks in New York City are authorized or permitted by law to be closed.

                    “CAP Units” means the units, each such unit corresponding to one share of Common Stock, credited to a Participant’s Capital Accumulation Account pursuant to Section 5. All calculations and determinations of the number of CAP Units hereunder shall be made in whole and fractional units, with such fractional units rounded to the nearest one-thousandth of a unit.

                    “Capital Accumulation Account” has the meaning assigned to such term in Section 5.1.

                    “Capital Reduction Charge” means the product of (a) the sum of (i) the amount determined by multiplying the Aggregate Imputed Cost of the Plan for the Fiscal Year preceding the year for which the determination is being made by the fraction which is one minus the Marginal Tax Rate for such preceding Fiscal Year (the “Tax-Effected Aggregate Imputed Cost” for such Fiscal Year), plus (ii) the aggregate Tax-Effected Aggregate Imputed Cost of the Plan for all preceding Fiscal Years, other than the Fiscal Year immediately preceding the year for which the determination is being made, plus (iii) the sum of the respective amounts obtained by multiplying the Capital Reduction Charge for each preceding Fiscal Year by the fraction which is one minus the Marginal Tax Rate for the corresponding Fiscal Year, less (iv) the aggregate amount of all cash dividends that would have been paid by the Company on the aggregate number of shares of Common Stock purchased by the Company for purposes of the Plan and taken into account pursuant to Section 5.1, 5.3 or 5.10(a) prior to the end of the Fiscal Year preceding the year for which the determination is being made, measured from the date the corresponding CAP Units were first credited to such Accounts, if all such shares had remained outstanding and (b) the Average Federal Funds Rate for such Fiscal Year.

                    “Cash Balance” means the amount from time to time credited to a Participant’s Cash Balance Account.

                    “Cash Balance Account” has the meaning assigned to such term in Section 5.2.

                    “Change in Control” means (a) a majority of the Board of Directors ceases to consist of Continuing Directors; (b) any Person becomes the Beneficial Owner of 50% or more of the outstanding voting power of the Company unless such acquisition is approved by a majority of the Continuing Directors; (c) there is consummated a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other corporation, other than a merger or consolidation with respect to which the requirements of clauses (i) and (ii) below are satisfied:  (i) the voting securities of the Company outstanding immediately prior to such merger or consolidation continue to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) more than 50% of the combined voting power of the securities of the Company or such surviving entity or any parent thereof (as the case may be) outstanding immediately after such merger or consolidation; and (ii) individuals who constitute the Board of Directors immediately prior to the execution of the definitive agreement pertaining to such merger or consolidation continue immediately following such merger or consolidation to represent at least a majority of the membership of the board of directors of the Company or such surviving entity or any parent thereof as the case may be; or (d) the stockholders of the Company approve an agreement to dispose of all or substantially all of the assets of the Company, unless such disposition is approved by a majority of the Continuing Directors.

                    “Code” means the Internal Revenue Code of 1986, as amended from time to time, or any successor statute or statutes.

                    “Committee” means each of the Advisory Committee, the Board Committee and the Management and Compensation Committee.

                    “Common Stock” means the common stock, par value $1.00 per share, of the Company.

                    “Company” means The Bear Stearns Companies Inc., a Delaware corporation, and its successors and assigns.

                    “Consolidated Common Stockholders’ Equity” means, as of any date of determination, the consolidated stockholders’ equity of the Company and its subsidiaries applicable to Common Stock.

                    “Continuing Director” means any member of the Board of Directors who is a member on the Effective Date or who is elected to the Board of Directors after the Effective Date upon the recommendation or with the approval of a majority of the Continuing Directors at the time of such recommendation or approval.

                    “Cost of Carry” means, with respect to a Participant, the sum of (a) the amount obtained by multiplying the Deferred Tax Benefit for each Plan Year by the Average Federal Funds Rate in the Fiscal Year for which the determination is being made, and (b) the amounts obtained by compounding the amounts so obtained for each preceding Fiscal Year for which a Cost of Carry was calculated less the tax benefits associated with the amounts so determined, calculated on the basis of the Marginal Tax Rate in each such Fiscal Year, on an annual basis, at the

Average Federal Funds Rate in effect during each succeeding Fiscal Year; and, with respect to the Plan as a whole, means the aggregate Cost of Carry of all Participants in any Fiscal Year.

                    “Deferral Period” means the period of five Fiscal Years commencing on the first day of the Fiscal Year following the Plan Year for which an Award was granted or such greater or lesser number of whole Fiscal Years as the Appropriate Committee may approve pursuant to Section 4.2 or 4.3.

                    “Deferral Year” means any Fiscal Year during a Deferral Period.

                    “Deferred Tax Benefit” means, for each Plan Year, with respect to a Participant, the sum of (a) the amounts obtained by multiplying the value of such Participant’s Award as of the end of the Plan Year for which such Award was granted for such Plan Year by the Marginal Tax Rate for such Plan Year and (b) the respective amounts obtained by multiplying the dollar amount of all Net Earnings Adjustments made with respect to the subaccount of such Participant’s Capital Accumulation Account corresponding to such Plan Year by the respective Marginal Tax Rates for each Deferral Year for which such adjustments are made.  The Deferred Tax Benefit shall be computed and recorded separately for each Plan Year.

                    “Disability” means the complete and permanent inability of an individual to perform his duties due to his physical or mental incapacity, all as determined by the Appropriate Committee upon the basis of such evidence, including independent medical reports and data, as the Appropriate Committee deems necessary or appropriate.

                    “Dividend Savings” means the amount obtained by first (i) multiplying the sum of (A) all CAP Units credited to the Capital Accumulation Accounts of all Participants pursuant to Section 5.1 in respect of all preceding Fiscal Years of the Plan and all CAP Units credited to such Accounts pursuant to Section 5.10(a) in respect of Net Earnings Adjustments, if any, for such Fiscal Years by (B) the weighted average per share amount of all cash dividends paid by the Company on its Common Stock in the Fiscal Year for which the determination is being made (such weighted average amount to be determined by multiplying the amount of each such dividend by the number of days in the Fiscal Year on and after the date on which such dividend is paid, adding all the amounts so obtained and dividing the total by the number of days in such Fiscal Year), (ii) calculating the amount of cash dividends that would have been paid by the Company in all preceding Fiscal Years on the aggregate number of shares of Common Stock purchased by the Company and taken into account for purposes of this Plan pursuant to Section 5.1, 5.3 or 5.10(a), measured from the date on which the corresponding CAP Units were credited to Participants’ Accounts, if all such shares had remained outstanding and (iii) multiplying the respective Dividend Savings determined as provided herein for each preceding Fiscal Year by the fraction which is one minus the Marginal Tax Rate for the corresponding preceding Fiscal Year, and then multiplying the sum of the amounts so determined in clauses (i), (ii) and (iii) by the Average Federal Funds Rate for such Fiscal Year, and finally adding to such sum the Partial Year Dividend Savings for such Fiscal Year determined by multiplying (x) for each fiscal quarter in such Fiscal Year, the aggregate number of CAP Units credited to the Capital Accumulation Accounts of all Participants pursuant to Section 5.3 during such Fiscal Year by (y) the respective weighted average per share amounts of all cash dividends paid by the Company on its Common Stock in fiscal quarters of such Fiscal Year beginning after the date on which such CAP Units were so credited (each such weighted average amount to be determined in the manner described in the preceding clause (i)(B)), and by multiplying the product so obtained by (z) the Average Federal Funds Rate for such Fiscal Year;

                    “Earnings Adjustment” has the meaning assigned to such term in Section 5.4(a).

                    “Earnings Unit Account” has the meaning specified in the PUP Plan.

                    “Earnings Units” has the meaning specified in the PUP Plan.

                    “Effective Date” of this Amended and Restated Plan means July 1, 1999.

                    “Effective Tax Rate” means, for any Fiscal Year, the fraction the numerator of which is the consolidated tax expense of the Company and its subsidiaries for such Fiscal Year and the denominator of which is the consolidated income or loss before income taxes of the Company and its subsidiaries for such Fiscal Year.  For this purpose, consolidated income or loss of the Company and its subsidiaries shall be calculated by including extraordinary items and the income or loss of discontinued operations, and income tax expense shall be calculated by including the income tax expense attributable to such extraordinary items or discontinued operations.

                    “Eligible Employee” means any individual who is employed by Bear Stearns as a Senior Managing Director and is an Accredited Investor.

                    “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor statute or statutes.

                    “Executive Committee” means the Executive Committee of the Board of Directors.

                    “Fair Market Value” of a share of Common Stock as of any date means the closing sales price of a share of Common Stock on the composite tape for New York Stock Exchange listed securities on such date or, if the Common Stock is not quoted on the composite tape or is not listed on the New York Stock Exchange, on the principal United States securities exchange registered under the Exchange Act on which the Common Stock is listed or, if the Common Stock is not listed on any such exchange, on the National Association of Securities Dealers, Inc.  Automated Quotation National Market System (“NASDAQ-NMS”) or, if the Common Stock is not quoted on NASDAQ-NMS, the average closing bid quotation of a share on the National Association of Securities Dealers, Inc.  Automated Quotation System or any similar system then in use or, if the Common Stock is not listed or quoted, the fair value thereof as of such date as determined by the Appropriate Committee.

                    “Federal Funds Rate” means, for any day which is a Business Day, the rate for U.S. dollar funds settled through the Federal Reserve System or other immediately available U.S. dollar funds, as quoted by an independent broker of such funds selected by the Company, for the last transaction completed prior to 9:30 A.M. (Eastern time) on the Business Day on which such rate is determined, rounded up or down on a daily alternating basis to the nearest whole multiple of one-eighth of one percent, and for any day which is not a Business Day means such rate as determined for the next preceding day which was a Business Day.

                    “Fiscal Year” means the fiscal year of the Company commencing on July 1, 1999 and ending on November 30, 2000, and thereafter beginning December 1 and ending on the succeeding November 30 (or, as the context, requires, any Fiscal Year of the Company commencing prior to July 1, 1999).  If after November 30, 2000, the Company shall change its Fiscal Year so as to end on a date other than November 30 (“Year End Date”) then, if such new Year End Date falls after November 30 and on or prior to April 30, the Fiscal Year in which such change occurs shall be deemed to consist, for purposes of this Plan, of the period of not more than 18 months beginning on the December 1 following the last Fiscal Year preceding such change and ending such new Year End Date or, if such new Year End Date falls on or after May 1 and prior to November 30, the Fiscal Year in which such change occurs shall be deemed to consist, for purposes of this Plan, of the period of less than 12 months beginning on the first day of the Fiscal Year in which such change occurs and ending on such new Year End Date.

                    “Full Year Units” has the meaning assigned to such term in Section 5.4.

                    “GAAP” means generally accepted accounting principles in the United States of America as in effect from time to time.

                    “Historical Book Value” means, with respect to a CAP Unit credited to a Participant’s Account pursuant to Section 5.1 or 5.10(a), an amount determined by dividing (a) Consolidated Common Stockholders’ Equity as of the end of the Fiscal Year for which such CAP Unit was credited by (b) the sum of (i) the aggregate number of shares of Common Stock outstanding on the last day of such Fiscal Year, (ii) the aggregate number of CAP Units credited to the Capital Accumulation Accounts of all Participants as of the end of such Fiscal Year, and, with respect to a CAP Unit credited to a Participant’s Account pursuant to Section 5.3, an amount determined by dividing (x)(i) Consolidated Common Stockholders’ Equity, as of the last day of the fiscal quarter for which such CAP Unit was credited, and (iii) the aggregate number of Earnings Units credited to the Earnings Unit Accounts of all Participants in the PUP Plan as of the end of such Fiscal Year, less (ii) all increases (or plus any decreases) in retained earnings of the Company and its subsidiaries attributable to net income (or loss), determined on a consolidated basis for all fiscal quarters of the Fiscal Year prior to and including the fiscal quarter during which such CAP Unit was credited, plus (iii) the amount determined by multiplying (A) a fraction, the numerator of which is the number of fiscal quarters in the Fiscal Year prior to and including the fiscal quarter during which such CAP Unit was credited, and the denominator of which is 4, by (B) the increase (or decrease) in retained earnings of the Company and its subsidiaries, attributable to net income (or loss), determined on a consolidated basis for the Fiscal Year during which such CAP Unit was credited, less (iv) the amount determined by multiplying (C) a fraction, the numerator of which is the number of fiscal quarters in the Fiscal Year prior to and including the fiscal quarter during which such CAP Unit was credited, and the denominator of which is 4, by (D) the total amount accrued in respect of cash dividends with respect to any capital stock of the Company for the Fiscal Year during which such CAP Unit was credited, plus (v) the total amount accrued in respect of cash dividends with respect to any capital stock of the Company for all fiscal quarters of the Fiscal Year prior to and including the fiscal quarter during which such CAP Unit was credited by (y) the sum of (i) the aggregate number of shares of Common Stock outstanding on the last day of such fiscal quarter, (ii) the aggregate number of CAP Units credited to the Capital Accumulation Accounts of all Participants as of the end of such date and (iii) the aggregate number of Earnings Units credited to the Earnings Unit Accounts of all Participants in the PUP Plan as of the end of such Fiscal Year.

                    “Income Per Share” for any Fiscal Year means the consolidated income or loss before income taxes of the Company and its subsidiaries, adjusted as hereinafter provided, divided by the sum of (a) the number of shares of Common Stock outstanding during such Fiscal Year, computed on a weighted average basis based on the number of days outstanding during such Fiscal Year, (b) the number of CAP Units credited to the Capital Accumulation Accounts of all Participants computed on a weighted average basis based on the number of days outstanding during such Fiscal Year but not including in such computation the day that CAP Units are credited, increased or decreased pursuant to Section 5.1, 5.3 or 5.10 of the Plan and (c) the aggregate number of Earnings Units credited to the Earnings Unit Accounts of all Participants in the PUP Plan computed on a weighted average basis based on the number of days outstanding during such Fiscal Year but not including in such computation the day that Earnings Units are credited, increased or decreased pursuant to Section 4.2 or 4.5 of the PUP Plan.  For purposes of this Plan, consolidated income or loss before income taxes of the Company and its subsidiaries (i) shall be determined prior to any charge or credit to income required in such Fiscal Year by reason of Net Earnings Adjustments pursuant to Section 5.10(a), (ii) shall include the amounts of any pre-tax earnings or loss attributable to discontinued operations or extraordinary items and (iii) shall be reduced by the Adjusted Preferred Stock

Dividend Requirement during such Fiscal Year, and may be decreased, but not increased, by such amount determined by the Board Committee in its sole discretion as appropriate to carry out the purposes of the Plan.

                    “Investment Letter” means a letter, in a form to be approved by the Appropriate Committee, by which a Participant represents that he is an Accredited Investor and that he is acquiring his interest in the Plan and any shares of Common Stock that may be acquired hereunder for investment and without a view to any distribution thereof.

                    “Management and Compensation Committee” means the Management and Compensation Committee of the Company or another committee of the Company or the Board of Directors designated by the Board of Directors to perform the functions of the Management and Compensation Committee hereunder.

                    “Marginal Tax Rate” means the maximum combined marginal rate of tax expressed as a fraction to which the Company is subject for the applicable Fiscal Year, including Federal, New York State and New York City income taxes (including any minimum or alternative tax), net of any tax benefit resulting from the deductibility of state and local taxes for federal income tax purposes.

                    “Net Earnings Adjustment” has the meaning assigned to such term in Section 5.10(a).

                    “Part Year Units” has the meaning assigned to such term in Section 5.4(a).

                    “Participant” means any Eligible Employee (including a Performance Plan Participant) on whose behalf an Award is made hereunder for a Plan Year.

                    “Performance Plan Participant” means an Eligible Employee who, for the Plan Year ending November 30, 2000, is a participant in the Company’s Performance Compensation Plan.

                    “Person” means an individual, a corporation, a partnership, an association, a joint stock company, a trust, any unincorporated organization or a government or a political subdivision thereof.

                    “Personal Leave of Absence” means the absence from the Company by a Participant, with the consent of the Company, for an extended period of time without salary under circumstances in which a return to full-time employment by the Participant is contemplated.

                    “Plan” means The Bear Stearns Companies Inc.  Capital Accumulation Plan for Senior Managing Directors as set forth herein (including the version applicable to Plan Years commencing prior to July 1, 1999) and as amended and restated from time to time.

                    “Plan Year” means the period beginning July 1, 1999 and ending November 30, 2000, and each Fiscal Year thereafter.

                    “Preferred Stock” means any capital stock of the Company that has a right to dividends or distributions in liquidation (or both) prior to the holders of the Common Stock.

                    “Preferred Stock Dividend Requirement” means, for any Fiscal Year, the amount of all dividends actually declared by the Company on, or required to be declared by the Company in accordance with the terms of, any Preferred Stock, in such Fiscal Year.

                    “Pre-Plan Earnings Per Share” means, for any Fiscal Year, (a) the sum of (i) the Company’s consolidated net income or loss for such Fiscal Year less (ii) the amount of the Preferred Stock Dividend Requirement for such Fiscal Year, plus (iii) the amount obtained by multiplying the Aggregate Imputed Costs of the Plan deducted in the calculation of consolidated net income or loss for such Fiscal Year by the fraction which is one minus the Marginal Tax Rate for such Fiscal Year, divided by (b) the sum of (x) the number of shares of Common Stock outstanding during such Fiscal Year, computed on a weighted average basis based on the number of days outstanding during such Fiscal Year, (y) the aggregate number of CAP Units credited to the Accounts of all Participants computed on a weighted average basis based on the number of days outstanding during such Fiscal Year but not including in such computation the day that CAP Units are credited, increased or decreased pursuant to Section 5.1, 5.3 or 5.10 of the Plan, and (z) the aggregate number of Earnings Units credited to the Earnings Unit Accounts of all participants in the PUP Plan computed on a weighted average basis based on the number of days outstanding during such Fiscal Year but not including in such computation the day that Earnings Units are credited, increased or decreased pursuant to Section 4.2 or 4.5 of the PUP Plan.

                    “PUP Plan” means The Bear Stearns Companies Inc.  Performance Unit Plan for Senior Managing Directors, as the same shall be amended, supplemented or modified from time to time.

                    “Quarter End Date” has the meaning assigned to such term in Section 5.3.

                    “Registration Statement” has the meaning assigned to such term in Section 6.7.

                    “Reporting Person” means a director or officer of the Company who is subject to the reporting requirements of Section 16(a) of the Exchange Act.

                    “Required Deferral Amount” means, for the Plan Year beginning on July 1, 1999 and ending November 30, 2000, the following percentages of that portion of a Performance Plan Participant’s current compensation for such Plan Year (prior to giving effect to any Award hereunder, which exceeds $283,333:

25% of the first	$425,000
30% of the next	$708,333
40% of the next	$1,416,667
50% of compensation exceeding	$2,833,333

                    Notwithstanding the foregoing, the Required Deferral Amount for any Performance Plan Participant who will attain age 55 prior to November 30, 2000 and who elects to be governed by this sentence in the manner specified by the Appropriate Committee shall be 25% of such compensation of such Performance Plan Participant for the Plan Year ended November 30, 2000.

                    “Retirement” means termination of a Participant’s employment with the Company and its Affiliates, provided that the sum of the Participant’s attained age (in whole years) plus completed years of service to the Company and its Affiliates equals 45 or more with at least 5 years of service.

                    “Rule 16b-3” means Rule 16b-3 of the Securities and Exchange Commission promulgated under the Exchange Act, as the same may be modified or amended from time to time, and any successor rule.

                    “Securities Act” means the Securities Act of 1933, as amended from time to time, or any successor statute or statutes.

                    “Special Plan Election” has the meaning assigned to such term in Section 4.3.

                    “Termination Date” means the last day of any Deferral Period.

                    “Total CAP Units” means the aggregate number of CAP Units, adjusted through any date of determination thereof, theretofore credited to a Participant’s Capital Accumulation Account.

                    2.2            Accounting Terms.  Whenever any accounting term is used herein, or the character or amount of any asset or liability or item of income or expense is required to be determined, or any consolidation or other accounting computation is required to be made, for the purposes of this Plan, such accounting term shall have the meaning assigned to such term or such determination or computation shall be made (as the case may be), to the extent applicable and except as otherwise specified herein, in accordance with GAAP.

SECTION 3

Eligibility

                    3.1           Eligible Employees shall be eligible to receive Awards hereunder, at the discretion of the Board Committee.  Subject to the provisions of the Plan, the Board Committee shall have the complete discretion to determine the number of CAP Units to which an Award relates.

                    3.2           Notwithstanding Section 3.1, no individual shall participate in the Plan unless such individual agrees to execute such documents or agrees to such restrictions, including but not limited to the execution of an Investment Letter, as the Appropriate Committee in its sole discretion may require.

SECTION 4

Awards

                    4.1            General.   With respect to the Plan Year commencing on July 1, 1999 and ending on November 30, 2000, (a) an Eligible Employee who is a Performance Plan Participant shall receive an Award consisting of that number of CAP Units equal to the quotient obtained by dividing (i) the Performance Plan Participant’s Required Deferral Amount less the value of the stock options granted in or for such Plan Year to the Performance Plan Participant (such value to be determined by the Board Committee) by (ii) the Average Cost Per Share; and (b)

each other eligible Employee shall be eligible to be granted an Award in the discretion of the Board Committee.  In determining the amount of the Award, the Board committee may use several factors including but not limited to both future and past services provided by the participant. With respect to each Plan Year beginning on or after December 1, 2000, each Eligible Employee shall be eligible to be granted an Award in the discretion of the Board Committee.

                    4.2            Terms and Conditions.  (a) Each Award shall be evidenced by an agreement which shall set forth the terms and conditions of the Award, including without limitation, the date or dates upon which and/or the other conditions upon satisfaction of which such Award shall vest and the circumstances under which such Award shall be cancelled in whole or part,

(b) Any credit made to the Participant’s Cash Balance Account or Capital Accumulation Account pursuant to Section 5 hereof in respect of a previously granted Award shall, unless otherwise provided in the agreement evidencing the Award, be subject to the same terms and conditions (including, but not limited to, conditions for vesting and cancellation) as the underlying Award.

                    4.3            Special Elections.  The Appropriate Committee shall have the right in its sole discretion to permit a Participant to execute and file with the Appropriate Committee, at such times and on such terms and conditions as the Appropriate Committee shall determine, an election (a “Special Plan Election”) in form provided by the Company, electing to extend the Deferral Period previously established with respect to any Award for such periods and in such proportions as shall be determined by the Appropriate Committee, provided that the Deferral Period being extended shall terminate no earlier than the end of the Fiscal Year following the Fiscal Year in which the Special Plan Election is made.  The Earnings Adjustment with respect to each Plan Year in any such additional Deferral Period shall include a charge equal to the Cost of Carry for such Participant with respect to such Plan Year.

SECTION 5

Capital Accumulation Accounts;
Cash Balance Accounts

                    5.1            Annual Credits to Capital Accumulation Accounts.  For each Plan Year, the Company shall credit to each Participant, as of the last day of such Plan Year, by means of a bookkeeping entry established and maintained by the Company for each such Participant (a “Capital Accumulation Account”), that number of CAP Units equal to the quotient obtained by dividing (i) An amount determined by the Board Committee with respect to such Participant, by (ii) for the Plan Year ended November 30, 2000, the Average Cost Per Share and, for all subsequent Fiscal Years,  the fair market value on the date of the grant action by the Board Committee granting the Award.  Notwithstanding the foregoing, if with respect to the Plan Year ended November 30, 2000 the aggregate number of CAP Units that otherwise would be credited to the Capital Accumulation Accounts of all Participants pursuant to the first sentence of this Section 5.1 would exceed the number of Available Shares, then the aggregate number of CAP Units to be credited to the Capital Accumulation Accounts of all Participants shall be limited to the number of Available Shares and such aggregate number of CAP Units shall be allocated on a pro rata basis, based on the respective number of CAP Units Awarded to each Participant in respect of such Plan Year.  The Company shall record CAP Units credited in respect of each Plan Year in a separate subaccount of each Participant’s Capital Accumulation Account and any credits or adjustments hereunder to such CAP Units shall be made separately with respect to the CAP Units credited to each such subaccount.

                    5.2            Cash Balance Account.  If the number of CAP Units which the Company is able to credit to Participants in respect of the Plan Year ended November 30, 2000 is limited by the second sentence of Section 5.1, then the Company shall also credit to each Participant an amount equal to (a) the Award for such Plan Year for such Participant, less (b) the product of (i) the number of CAP Units credited to such Participant in respect of such Plan Year and (ii) the Average Cost per Share of the Available Shares taken into account in such determination.  Such amounts shall be credited as of the last day of such Plan Year by means of a bookkeeping entry established and maintained by the Company for each Participant (a “Cash Balance Account”).  The Company shall record Cash Balances credited in respect of each Plan Year in a separate subaccount of each Participant’s Cash Balance Account and any credits or adjustments hereunder to such Cash Balances shall be made separately with respect to each such subaccount.

                    5.3            Quarterly Credits in Respect of Cash Balances.  If there shall exist a Cash Balance in the Cash Balance Account of any Participant on the last day of any fiscal quarter of the Company, including the last day of a Plan Year (a “Quarter End Date”), the Company shall credit the Capital Accumulation Account of each such Participant, as of such Quarter End Date, with a number of additional CAP Units determined by dividing such Cash Balance by the Average Cost Per Share of the Available Shares acquired by the Company and designated by the Board Committee as being allocated to such period. If the aggregate number of CAP Units required to be credited to the Capital Accumulation Accounts of all such Participants pursuant to the preceding sentence would exceed the number of Available Shares, then the aggregate number of CAP Units to be credited shall be limited to the number of Available Shares and such CAP Units shall be allocated on a pro rata basis, based on the respective Cash Balances of each Participant.  In connection with any crediting of CAP Units pursuant to this Section 5.3, the Cash Balance of each such Participant shall be reduced by debiting to his Cash Balance Account an amount equal to the product of the number of CAP Units credited to his Capital Accumulation Account and the Average Cost Per Share of the Available Shares acquired by the Company during the annual or quarterly period specified by the Board Committee.

                    5.4            Earnings Adjustments.  For purposes of calculating the Net Earnings Adjustment with respect to any Deferral Year pursuant to Section 5.10, the Earnings Adjustment shall be calculated with respect to such Deferral Year, after making any credits to the Capital Accumulation Accounts of the Participants in respect of the fourth fiscal quarter of such Deferral Year pursuant to Section 5.3, as follows:

                    (a)           first, the Company shall determine a dollar amount of interest to be credited to each Participant who had a positive Cash Balance at any time during the Deferral Year by multiplying the daily weighted average amount of each such Participant’s Cash Balance (such weighted average to be determined by adding the amounts of the Participant’s Cash Balance on each day during such Deferral Year and dividing the total so obtained by the number of days in such Deferral Year) by a percentage equal to the daily average of the highest rates of interest paid by Bear Stearns to its employees from time to time during such Deferral Year on free credit balances;

                    (b)           the Company next shall determine a dollar amount to be credited or debited to each Participant in respect of CAP Units credited to such Participant’s Capital Accumulation Account as of the first day of the Deferral Year and at all times throughout such Deferral Year (“Full Year Units”) by multiplying such number of Full Year Units by the Income Per Share for the Deferral Year; provided, however, that the amount to be credited or debited pursuant to this clause (b) to a Participant whose employment with the Company and its Affiliates was terminated during such Deferral Year shall be the amount determined as aforesaid multiplied by a fraction, the numerator of which shall be the number of whole months in such Deferral Year prior to the month in which his employment terminated and the denominator of which shall be 12;

                    (c)           the Company then shall determine a dollar amount to be credited to each Participant in respect of CAP Units credited or debited to his Capital Accumulation Account as of any date subsequent to the first day of the Deferral Year (“Part Year Units”) by multiplying such number of Part Year Units by the Income Per Share for the Deferral Year and multiplying the product so obtained by a fraction, the numerator of which shall be the number of whole months in such Deferral Year during which such Part Year Units were so credited (less, in the case of a Participant whose employment by the Company and its Affiliates is terminated in such Deferral Year, the number of whole months following the effective date of such termination, plus one) and the denominator of which shall be 12 (if a Participant’s Capital Accumulation Account has been credited with Part Year Units which initially were credited to such Account as of different dates during the Deferral Year, then the calculation required by this clause (c) shall be made separately for each such group of Part Year Units);

                    (d)           Solely with respect to the Plan ended November 30,2000, the Company shall then calculate an amount to be charged to each Participant whose employment with the Company and its Affiliates has terminated equal to the Cost of Carry for such Participant for such Deferral Year or, if his employment terminated in such Deferral Year, for the portion thereof beginning with the month in which his employment terminated; and

                    (e)           finally, (i) if the sum (or net amount) of the amounts determined for a Participant in subparagraphs (a), (b) and (c) above is a positive number and such sum (or net amount) exceeds the aggregate of the charges, if any, determined for such Participant pursuant to subparagraph (d), above, then the Earnings Adjustment shall equal such sum (or net amount), as determined for purposes of this Section 5.4, or (ii) if the net amount of the amounts determined for a Participant in subparagraphs (a), (b) and (c) less the aggregate of the charges, if any, determined pursuant to subparagraph (d) is a negative number (an “Earnings Charge”) and such Participant has a positive Cash Balance, then (A) such Cash Balance first shall be reduced by an amount equal to such Earnings Charge (provided that no such reduction shall be made to the extent the Earnings Charge relates to a negative result from sub-paragraph (b) or (c)) and (B) if, after reducing such Cash Balance to zero, any amount determined in accordance with the preceding clause (ii)(A) remains unapplied, or if such Participant has no Cash Balance, then the Earnings Adjustment shall be zero.

                    5.5            Book Value Adjustment.  For purposes of calculating the Net Earnings Adjustment with respect to any Deferral Year pursuant to Section 5.10, the Book Value Adjustment shall equal the sum of (1) the amount maintained in the Book Value Adjustment Carry Forward Account pursuant to Section 5.10(a), if any, and (2) the product of (a) the total number of CAP Units credited to the Capital Accumulation Account of each Participant as of the last day of such Deferral Year but without including any CAP Units credited on such date pursuant to Sections 5.1, 5.3 and 5.10 multiplied by (b) the difference between Adjusted Book Value Per Share as of the last day of the Deferral Year and Adjusted Book Value Per Share as of the last day of the preceding Deferral Year.

                    5.6           Overall Cost Limitation.  Notwithstanding the provisions of Section 5.10, if the operation of the Plan (without giving effect to this Section 5.6) would result in Adjusted Earnings Per Share for any Fiscal Year being less than 98.5% of Pre-Plan Earnings Per Share for such Fiscal Year, then, after making the other credits and adjustments required by Section 5.3, (a) the Net Earnings Adjustments required by Section 5.10(a) first shall be reduced or eliminated, and (b) if necessary after eliminating all such Net Earnings Adjustments, the Cash Balance Accounts of all Participants shall be reduced or eliminated so that to the extent possible, after giving effect to all such reductions and eliminations, Adjusted Earnings Per Share for such Fiscal Year will be 98.5% of Pre-Plan Earnings Per Share.

                    5.7          Antidilution Adjustments.  In the event of a stock split or if the Company makes any distribution (other than a cash dividend) with respect to Common Stock after the date CAP Units initially are credited to a Participant’s Capital Accumulation Account in accordance with this Section 5, the number of CAP Units held in each Participant’s Capital Accumulation Account shall be equitably adjusted (as determined by the Appropriate Committee in its sole discretion) to reflect such event.  If there shall be any other change in the number or kind of outstanding shares of Common Stock as a result of a recapitalization, combination of shares, merger, consolidation or otherwise, the number of CAP Units credited to each Participant’s Capital Accumulation Account shall be equitably adjusted (as determined by the Appropriate Committee in its sole discretion) to reflect such event.

                    5.8          Apportionment of Credits.  Whenever CAP Units are credited to a Participant’s Capital Accumulation Account pursuant to Section 5.3 or 5.10 in respect of any Deferral Year, they shall be apportioned among the CAP Units originally credited to such Account in respect of each Plan Year on a pro rata basis, based on the respective number of the CAP Units originally credited in respect of each such Plan Year, and such additional CAP Units shall have the same Termination Date as the original CAP Units to which they are so apportioned.

                    5.9          Amounts Vested.  A Participant shall become vested in the CAP Units credited to his Capital Accumulation Account and in the Cash Balance credited to his Cash Balance Account in accordance with the vesting schedule and other conditions prescribed by the Appropriate Committee and reflected in the agreement evidencing the Award.  If a Participant’s employment with the Company and its Affiliates terminates prior to the time an Award has become fully vested, then unless otherwise provided in the Agreement evidencing the Award, (i) the CAP Units and Cash Balances (if any) credited to the Participant’s Accounts and attributable to such Award shall, to the extent not then vested, be cancelled, (ii) such Cash Balances shall be restored to the Company.  The establishment and maintenance of, or credits to, such Capital Accumulation Account and Cash Balance Account shall not vest in any Participant or his Beneficiary any right, title or interest in or to any specific asset of the Company.

                    5.10        Net Earnings Adjustments.

                    (a)          After making any credits to the Capital Accumulation Accounts of the Participants in respect of the fourth fiscal quarter of such Deferral Year pursuant to Section 5.3, each Participant’s Account shall be adjusted, effective as of the last day of such Deferral Year, as provided in this Section 5.10(a). The Company shall credit the Capital Accumulation Account of each Participant with an additional number of CAP Units (a “Net Earnings Adjustment”) equal to the quotient of (i) the difference between the Earnings Adjustment calculated in accordance with Section 5.4 and the Book Value Adjustment calculated in accordance with Section 5.5 for such Deferral Year, divided by (ii) the Average Cost Per Share of the Available Shares acquired by the Company and designated by the Board Committee as being allocated to such period.  Notwithstanding the foregoing, however, if (i) the Earnings Adjustment is a negative number or (ii) the Book Value Adjustment exceeds the Earnings Adjustment then no CAP Units shall be credited to the Accounts of any Participants and the amounts of each of such Book Value Adjustment and Earnings Adjustment shall be disregarded and shall not be taken into account for purposes of the Plan in any subsequent Deferral Year.

                    If the aggregate number of CAP Units required to be credited to the Accounts of all Participants pursuant to this Section 5.10(a) shall exceed the number of Available Shares in respect of such Plan Year, then the Company shall credit to each Participant only that number of CAP Units as shall equal the number of Available Shares, on a pro rata basis, based on the number of CAP Units which each Participant otherwise would have been entitled to be credited.  In such event, the Company shall also carry forward to subsequent Deferral Years the respective amounts obtained by multiplying each of the Earnings Adjustment and the Book Value Adjustment applicable for each Participant by the fraction which is one minus the quotient obtained by dividing (a) the number of Available Shares by (b) the aggregate number of CAP Units required to be credited pursuant to this Section 5.10(a). Such respective amount shall be credited (or debited) by means of separate bookkeeping entries established and maintained by the Company to the Cash Balance Account in respect of the Earnings Adjustment and a “Book Value Adjustment Carryforward Account” in respect of the applicable Book Value Adjustment of each Participant.  The amounts credited to the Cash Balance Account in respect of the Earnings Adjustment shall equal the product of (a) the applicable amount carried forward in respect of Earnings Adjustment and (b) the Average Cost Per Share for the Plan Year involved.

                    (b)          Notwithstanding anything in the Plan to the contrary, for purposes of determining Historical Book Value Per Share and Adjusted Book Value Per Share, the Net Earnings Adjustments credited to each Participants’ Capital Accumulation Account pursuant to Section 5.10(a) shall be disregarded and in lieu thereof the Earnings Adjustments provided for in Section 5.4 and the Book Value Adjustments provided for in Section 5.5 shall be deemed made without giving effect to Section 5.10 (a). In addition, for purposes of calculating the Earnings Adjustment and the Book Value Adjustment, except as required by Section 5.2, any amounts credited to a Book Value Adjustment Carryforward Account in a prior Deferral Year shall be deemed made as a Book Value Adjustment in the year so credited and not carried forward to subsequent Deferral Years.

                    5.11        Certification of the Board Committee.  As a condition to the right of any Participant to receive any shares payable in respect of CAP Units credited to such Participant’s Capital Accumulation Account or cash in respect of such Participant’s Cash Account, in respect of fractional CAP Units credited to such Participant’s Capital Accumulation Account or payable pursuant to Section 6.6, prior to the time CAP Units or cash is credited to the appropriate Accounts of such Participant or a Participant receives cash pursuant to Section 6.6, the Board

Committee shall be required to certify, by resolution of the Board Committee or other appropriate action, that the amounts to which such Participant is entitled have been accurately determined in accordance with the provisions of the Plan.

SECTION 6

Payment of Benefits

                    6.1          Distributions.  As soon as practicable following each Termination Date, there shall be distributed, in respect of the Award for the related Plan Year, a number of shares of Common Stock equal to the number of CAP Units credited to his Capital Accumulation Account in respect of such Plan Year and an amount in cash equal to his Cash Balance, if any, in respect of such Plan Year, each determined as of such Termination Date, to the extent that such CAP Units and Cash Balance have not been cancelled pursuant to the agreement evidencing the Award.

                    6.2         Accelerated Distributions.  Notwithstanding the provisions of Section 6.1 and in lieu of any distribution on a Termination Date, a distribution may be made prior to a Termination Date as follows:

                    (a)          If a Participant shall die during any Fiscal Year prior to the end of all of his Deferral Periods, the Participant’s estate (or his Beneficiary) shall be entitled to receive from the Company, as soon as practicable after the end of the Fiscal Year in which such Participant’s death occurs, a number of shares of Common Stock equal to the CAP Units credited to his Capital Accumulation Account, as adjusted pursuant to Sections 5.6 and 5.10, as of the end of the Fiscal Year in which such Participant’s death occurs, and an amount in cash equal to his  Cash Balance, if any, as of the end of the Fiscal Year in which such Participant’s death occurs.

                    (b)         If a Participant’s employment with the Company and its Affiliates shall be terminated for any reason prior to the end of all of his Deferral Periods (other than by reason of death), or if such Participant shall suffer a Disability or shall become a Managing Director Emeritus of Bear Stearns, then such Participant (or his Beneficiary) shall, unless otherwise determined by the Appropriate Committee as hereinafter provided, continue to be bound by, and to be subject to, all the terms and provisions of this Plan, except that (i) in lieu of making any calculations pursuant to subparagraphs (b) and (c) of Section 5.4 in respect of the portion of the Deferral Year beginning with the month in which his employment terminates and for any subsequent Deferral Year prior to any Termination Date, the Company shall credit to the Cash Balance Account of such Participant, on an annual basis as of the last day of each Fiscal Year, a dollar amount equal to the cash dividends declared by the Company, in the fiscal quarter of the Company following the fiscal quarter in which his employment terminated or in any subsequent fiscal quarter ending on or prior to a Termination Date, on that number of shares of Common Stock corresponding to the number of CAP Units credited to his Capital Accumulation Account (A) as of the last day of the month before his employment terminates in respect of the Fiscal Year in which his employment terminated and (B) as of the first day of the Fiscal Year after which his employment terminated in respect of all subsequent Fiscal Years, and (ii) notwithstanding the provisions of Section 5.5, the Book Value Adjustment for any Fiscal Year following the Fiscal Year in which his employment terminated shall be zero.  For purposes of calculating the Book Value Adjustment for the Fiscal Year in which the employment of a Participant is terminated, the denominator of the fraction referred to in Section 5.5 of the Plan shall be (in lieu of the Adjusted Book Value Per Share on the last day of the Deferral Year for which the adjustment is being made) the Adjusted Book Value Per Share calculated by including in the definition of Adjusted Common Stockholder Equity (in lieu of all increases (or decreases) in retained earnings attributable to net income (or loss) minus all amounts accrued in respect of cash dividends declared with respect to any capital stock of the Company) the amount determined by multiplying (A) the increase (or decrease) in retained earnings in such Fiscal Year attributable to net income (or loss) minus all amounts accrued in respect of cash dividends declared with respect to any capital stock of the Company by (B) a fraction, the numerator of which is the number of months in the Fiscal Year prior to but not including the month in which his employment terminates, and the denominator of which is 12.

                    Notwithstanding the foregoing:

                    (i)          the Appropriate Committee shall have the right in its sole discretion (A) to treat a Participant who has suffered a Disability or who has become a Managing Director Emeritus of Bear Stearns as a Participant (1) in all respects under this Plan, (2) to whom the provisions of Section 5.4 but not the provisions of Section 4.1 shall apply or (3) whose employment with the Company and its Affiliates has terminated and to whom the foregoing provisions of this paragraph (b) shall apply, and (B) at any time or from time to time, to change any such treatment with respect to any such Participant to any other such treatment;

                    (ii)        the Appropriate Committee shall have the right in its sole discretion to accelerate any Termination Date with respect to any Plan Year (with or without accelerating the vesting of the Participant’s Total CAP Units and Cash Balance) of a Participant whose employment with the Company and its Affiliates terminates to the last day of the Fiscal Year in which such employment terminates or to the last day of any subsequent Fiscal Year, in which case the date so determined by the Appropriate Committee with respect to each such Plan Year shall be the Participant’s Termination Date for all purposes of this Plan with respect to each such Plan Year.  The Appropriate Committee shall give notice of any such determination to the Participant at least ten days prior to the earliest of such accelerated Termination Dates.  In addition, if a Participant whose employment with the Company has terminated shall request the Appropriate Committee to accelerate the Termination Date with respect to any Plan Year of such Participant to the last day of the Fiscal Year immediately preceding the Fiscal Year in which such Participant’s employment terminates, the Appropriate Committee may in its sole discretion so accelerate the Termination Date (with or without accelerating vesting) with respect to any such Plan Year of such Participant.  If the Appropriate Committee takes such action, such Participant’s distribution from the Plan for any Plan Year the Termination Date of which is so accelerated shall be based on all or a portion of the  Total CAP Units and Cash Balance at the end of such prior Fiscal Year for each such Plan Year, without giving effect to any adjustments otherwise required to be made during the Fiscal Year in which his employment terminates, including, without limitation, for Net Earnings Adjustments, dividends on the Common Stock, or interest, and the distributions called for in Section 6.1 of the Plan shall be made as soon as practicable after such action is taken by the Appropriate Committee;

                    (iii)        Notwithstanding clause (ii) above, the Appropriate Committee shall have the right in its sole discretion to determine that, regardless of the Termination Date with respect to any other Plan Year or Plan Years, the Termination Date with respect to the Plan Year in which the employment of the Participant with the Company and its Affiliates terminates, and the Plan Year immediately preceding such Plan Year if such employment terminates prior to the date on which the Capital Accumulation Account of such Participant is credited pursuant to Section 5.1 hereof with respect to such immediately preceding Plan Year, shall be the last day of the Fiscal Year immediately preceding the Plan Year in which such employment terminates or, if applicable, the prior Plan Year; and

                    (iv)        the Appropriate Committee may permit a Participant whose employment with the Company and its Affiliates terminates more than five years after the last day of his first Plan Year and who has elected a Deferral Period of more than five Fiscal Years for any Plan Year to participate in the Plan with respect to any such Plan Year for one or more Fiscal Years (but not beyond his Termination Date as otherwise determined hereunder) on substantially the same terms as other Participants whose employment has not terminated, in which case the Capital Accumulation Account of such Participant shall continue to be adjusted in the manner provided in Section 5.10 for other Participants except that subparagraph (d) of Section 5.4 shall apply to such a Participant, and the Termination Date with respect to each such Plan Year shall be the last day of such Fiscal Year as shall be determined by the Appropriate Committee.

                    (c)         If a Participant shall take a Personal Leave of Absence prior to the end of all his Deferral Periods, the Appropriate Committee shall have the right in its sole discretion to require the Participant to become subject to the provisions of paragraph (b) above (to the same extent as a Participant whose employment had terminated) during the period of such Personal Leave of Absence, except that in the event the Participant resumes full-time employment after the first day of a Fiscal Year, all calculations under this Plan with respect to such Fiscal Year shall be made by treating the Participant in the same manner as a full-time employee for the number of full months of such employment during such Fiscal Year and as a Participant whose employment had been terminated for the balance of such Fiscal Year.  If the Appropriate Committee shall not take such action the Participant shall continue to be treated under this Plan on the same basis as a Participant who is not on a Personal Leave of Absence; provided, however, that each of the applicable vesting periods shall be extended by the number of months that such Participant was on Personal Leave of Absence.

                    (d)         In addition, in the event of hardship, actual or prospective change in tax laws, or any other unforeseen or unintended circumstance or event (including, without limitation, if the tax laws of any foreign jurisdiction do not provide for tax consequences to Participants or the Company that are comparable to those provided under United States tax laws), or if desirable to preserve the deductibility for federal income taxes of compensation paid or payable by the Company to any Participant, the Appropriate Committee, in its sole discretion, may accelerate any Termination Date of any Participant (and may accelerate the vesting of such Participant’s Total CAP Units and Cash Account) to the last day of any Fiscal Year, in which case the accelerated date determined by the Appropriate Committee shall be the Termination Date for all purposes of this Plan.

                    6.3         Change in Control and Parachute Limitation.  Notwithstanding the provisions of Sections 6.1 and 6.2, within sixty (60) days of the occurrence of a Change in Control, the Board Committee in its sole discretion may provide that (a) a distribution may be made in respect of each Participant of that number of shares of Common Stock which is equal to all or any portion of the  Total CAP Units credited to his Capital Accumulation Account as of the date of such Change in Control and an amount in cash equal to all or a portion of the Cash Balance, if any, as of such date, and/or (b) each Participant’s Total CAP Units and Cash Account shall be fully vested by reason of such Change in Control; provided, however, no amount shall be immediately distributable or payable under the Plan if and to the extent that the Appropriate Committee determines that such distribution or payment would subject a Reporting Person to liability under Section 16(b) of the Exchange Act or any rule or regulation thereunder by reason of transactions or events occurring on or prior to the occurrence of the Change in Control.  Payment of amounts not distributed by reason of this Section 6.3 shall be made as soon as practicable, consistent with this Section 6.3.

                    6.4         Additional Distributions in Certain Cases.  In addition to the amounts provided by Section 6.1, 6.2 or 6.3, if (a) upon making any distribution, the Company determines that the Company or Bear Stearns would realize a tax benefit calculated at its Marginal Tax Rate in the year of such distribution (without giving effect to any carryovers or carrybacks of losses, credits or deductions from any prior or succeeding Fiscal Year) in excess of the amount of Deferred Tax Benefit in respect of its liability to such Participant on account of such distribution, and (b) such Participant’s Cash Balance Account or the number of CAP Units credited to his Capital Accumulation Account had been reduced in a prior Fiscal Year as a result of the application of subparagraphs (d) or (e) of Section 5.4 or Section 5.6, then at the time of the distribution pursuant to this Section 6 the Company also shall pay to such Participant, in cash, an additional amount equal to the lesser of (i) the amount by which the actual tax benefit to be received by the Company or Bear Stearns exceeds such Deferred Tax Benefit and (ii) the amount by which such Participant’s Cash Balance Account or Capital Accumulation Account was so reduced.  Notwithstanding the foregoing, no Participant shall be entitled to require that any payment from the Company is made pursuant to this Section 6.4 in respect of any reduction in his Cash Balance Account or in the number of CAP Units credited to his Capital Accumulation Account for any period commencing with the first day of the month following the month in which his employment by the Company and its Affiliates was terminated.

                    6.5         Special Provisions for Reporting Persons.  If required by Rule 16b-3, shares of Common Stock distributed to Participants who are Reporting Persons shall bear an appropriate legend to the effect that such shares of Common Stock may not be transferred for a period of six (6) months after they are credited to the Account of such Participant.

                    6.6         Form of Payments.  Except as otherwise provided herein, all distributions in respect of CAP Units to be made under the Plan shall be made in whole shares of Common Stock.  Payment in respect of any fractional CAP Unit shall be made in cash based upon the Fair Market Value of a share of Common Stock on the second Business Day preceding the payment date.  Shares of Common Stock distributed hereunder shall be treasury shares, shares of authorized but unissued Common Stock or a combination thereof, and shall be fully paid and nonassessable.  If shares of Common Stock are distributed pursuant to Sections 6.1, 6.2(a) or 6.2(b) to any Participant after the record date for any cash dividend occurring after the Termination Date with respect to which such shares are distributed or, in the cases of Sections 6.2(a) or 6.2(b), after the end of the Fiscal Year in which the death or Disability of a Participant occurs, then such Participant (or his estate or Beneficiary) shall be entitled to receive from the Company an amount of cash equal to the cash dividends per share payable to holders of record on such record date multiplied by the number of shares of Common Stock so distributed to such Participant after such record date.  Where a payment is made under the Plan, the payment may be made at the discretion of the Company either to the Participant or by way of contribution to any pension plan established by the Company of which the Participant is a member.

                    6.7         Registration and Listing of Common Stock.  Prior to the date on which any shares of Common Stock are required to be issued to any Participant under this Plan without taking into account any acceleration of such distribution date pursuant to the provisions of Section 6.2 of the Plan, the Company shall file a registration statement (a “Registration Statement”) on Form S-3 and/or Form S-8 (or any successor form then in effect) under the Securities Act, with respect to all shares of Common Stock which the Company then estimates are distributable under the Plan; provided, however, that the Company need not file a Registration Statement hereunder if, prior to such date, the Company receives a written opinion of counsel to the effect that such shares of Common Stock may be sold, transferred or otherwise disposed of under the Securities Act without registration thereunder.  The Company shall use its best efforts to have any such Registration Statement declared effective as soon as reasonably practicable after filing and shall use reasonable efforts to keep each such Registration Statement continuously in effect until all shares of Common Stock to which such Registration Statement relates have been so issued, and for a two-year period thereafter.  From time to time the Company also shall amend such Registration Statement to cover any additional shares of Common Stock which become distributable under the Plan and otherwise would not be covered by such Registration Statement.  In the event that Participants would be precluded from selling any shares of Common Stock distributable hereunder unless such shares were registered or qualified under the securities or “blue sky” laws of any state (or otherwise received the approval of any state governmental or regulatory authority), then the Company shall use its best efforts to cause such shares of Common Stock to be duly registered or qualified (or to receive such approval) as may be required.  If the shares of Common Stock distributable hereunder satisfy the criteria for listing on any exchange on which the Common Stock is then listed, then (unless such shares of Common Stock already are listed on such exchange) the Company shall apply for and use its best efforts to obtain a listing of all such shares of Common Stock on such exchange.  All costs and expenses incurred by the Company in connection with the satisfaction of its obligations under this Section 6.7 shall be borne by the Company.  The Company shall immediately notify each Participant in the event that a Registration Statement which has been filed and remains effective contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading.  Upon receipt of such notice, no Participant shall sell or agree to sell any shares of Common Stock pursuant to such Registration Statement unless and until the Company has notified each Participant that such Registration Statement no longer contains such misstatement or omission.  In the event that shares of Common Stock are issued to Participants hereunder other than pursuant to a Registration Statement, then, unless the Company shall have obtained the opinion of counsel referred to above, each certificate representing such shares shall bear a legend substantially to the following effect:

                    The securities represented by this Certificate have not been registered under the Securities Act of 1933, as amended, or applicable state securities laws, and may not be sold, assigned, transferred, pledged or otherwise disposed of except in compliance with the requirements of such Act.

                    By accepting an Award hereunder, each Participant shall be deemed to have agreed to the foregoing provisions of this Section 6.7.

                    6.8         Reservation of Shares.  The Company, as soon as practicable after the end of each Fiscal Year prior to the termination of this Plan, shall reserve such number of shares of Common Stock (which may be authorized but unissued shares or treasury shares) as shall be required so that the total of all shares reserved hereunder, including shares reserved pursuant to this Section 6.8 in preceding Fiscal Years, shall be equal to the number of shares of Common Stock which the Company would be obligated to issue to all Participants in accordance with the terms of the Plan if the Plan were to be terminated at such time.

SECTION 7

Source of Payments

                    Notwithstanding any other provision of this Plan, the Company shall not be required to establish a special or separate fund or otherwise segregate any assets to assure any payments hereunder.  If the Company shall make any investment to aid it in meeting its obligations hereunder, a Participant and his Beneficiary shall have no right, title or interest whatsoever in or to any such investments.  Nothing contained in this Plan, and no action taken pursuant to its provisions, including without limitation the acquisition of any shares of Common Stock by the Company, or the crediting of Cash Balances or CAP Units to the Accounts of Participants, shall create or be construed to create a trust of any kind between the Company and any Participant or Beneficiary, or to create any right, title or interest on the part of any Participant or Beneficiary in or to any asset of the Company.  To the extent that any Participant or Beneficiary acquires a right to receive payments from the Company hereunder, such right shall be no greater than the right of a general unsecured creditor of the Company.

SECTION 8

Administration of the Plan

                    8.1         Authority of Committee.  The Plan shall be administered by the Appropriate Committees, which shall have full power and authority as set forth herein to interpret, to construe and to administer the Plan and to review claims for benefits under the Plan.  Each Appropriate Committee’s interpretations and constructions of the Plan and actions thereunder, including but not limited to the determination of the amounts to be credited to any Capital Accumulation Account or Cash Balance Account, shall be binding and conclusive on all persons and for all purposes.

                    8.2         Duties of Committee.  The Appropriate Committees shall cause the Company to establish and maintain records of the Plan, of each Capital Accumulation Account and Cash Balance Account and of each subaccount thereof established for any Participant hereunder.  Either of the Appropriate Committees may engage such certified public accountants, who may be accountants for the Company, as it shall require or may deem advisable for purposes of the Plan, may arrange for the engagement of such legal counsel, who may be counsel for the Company, and may make use of such agents and clerical or other personnel as it shall require or may deem advisable for purposes of the Plan.  Each such Committee may rely upon the written opinion of the accountants and counsel engaged by it.  Subject to any limitations imposed by applicable law (including Rule 16b-3), either Appropriate Committee may delegate to any agent or to any subcommittee or member of such Committee its authority to perform any act hereunder, including, without limitation, those matters involving the exercise of discretion, provided that such delegation of authority shall be subject to revocation at any time at the discretion of such Committee.

                    8.3         Purchase of Common Stock.  The Company intends to purchase shares of Common Stock in the open market or in private transactions or otherwise during the term of the Plan for issuance to Participants in accordance with the terms hereof.  Shares of Common Stock shall be purchased for purposes of the Plan and for purposes of the PUP Plan on a combined or joint basis without identifying shares so purchased as having been purchased for this Plan or the PUP Plan.  Notwithstanding the foregoing, the Company will specifically designate all such shares at the time they are purchased as having been purchased for the purpose of making determinations under this Plan and the PUP Plan; provided, however, that any shares so purchased shall be the sole property of the Company and no Participant or Beneficiary shall have any right, title or interest whatsoever in or to any such shares.  All shares of Common Stock purchased by the Company on or after July 1, 1992 and designated by the Company as having been purchased for the CAP Plan shall be considered, notwithstanding such designation, to have been purchased for purposes of both this Plan and the PUP Plan.  The acquisition of Common Stock as described above will be subject to the sole discretion of the Board Committee, which shall determine the time and price at which and the manner in which such shares are to be acquired, subject to applicable law.  In making any such determination, the Board Committee may, but shall in no event be obligated to, consider the recommendations of the Advisory Committee.

                    8.4         Plan Expenses.  The Company shall pay the fees and expenses of accountants, counsel, agents and other personnel and all other costs of administration of the Plan.

                    8.5         Indemnification.  To the maximum extent permitted by applicable law, no member of any Committee shall be personally liable by reason of any contract or other instrument executed by him or on his behalf in his capacity as a member of such Committee or for any mistake of judgment made in good faith, and the Company shall indemnify and hold harmless, directly from its own assets (including the proceeds of any insurance policy the premiums of which are paid from the Company’s own assets), each member of each Committee and each other director, officer, employee or agent of the Company to whom any duty or power relating to the administration or interpretation of the Plan or to the management or control of the assets of the Plan may be delegated or allocated, against any cost or expense (including fees, disbursements and other charges of legal counsel) or liability (including any sum paid in settlement of a claim with the approval of the Company) arising out of any act or omission to act in connection with the Plan, unless arising out of such person’s own fraud, willful misconduct or bad faith.  The foregoing shall not be deemed to limit the Company’s obligation to indemnify any member of any Committee under the Company’s Restated Certificate of Incorporation or Bylaws, or under any other agreement between the Company and such member.

                    8.6         Maximum Number of Shares.

                    (a)         The aggregate number of CAP Units that may be credited to Participants’ Capital Accumulation Accounts under the Plan for any Plan Year shall not exceed the equivalent number of shares of Common Stock equal to the sum of 15% of the outstanding shares of Common Stock as of the last day of such Plan Year (the “Base Shares”) and the number, if any, by which the sum of the Base Shares in all prior Fiscal Years beginning on or after July 1, 1993 exceeds the number of shares credited to Participants’ Capital Accumulation Accounts under this Plan in all such prior Fiscal Years.  For purposes of determining the number of shares of Common Stock outstanding as of the last day of any Plan Year, such number shall be calculated as the sum of (i) the number of shares of Common Stock outstanding at such year end, (ii) the number of shares underlying CAP Units credited to Participants’ Capital Accumulation Accounts as of such date and Earnings Units credited to Participants’ Earnings Unit Accounts under the PUP Plan as of such date and (iii) the number of shares underlying CAP Units to be credited to all such Accounts as a result of making any adjustment to such Accounts required by Sections 5.1 and 5.10 in respect of all Fiscal Years ending on or prior to the date of determination and the number of Earnings Units credited to the Earnings Unit Accounts of all Participants in the PUP Plan as a result of making any adjustment to such Accounts required by Section 4.2 of the PUP Plan in respect of all Fiscal Years ending on or prior to the date of such determination.

                    (b)         If there shall be any change in the Common Stock of the Company, through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, spin-off, split up, dividend in kind or other change in the corporate structure or distribution to the stockholders, appropriate adjustments may be made by the Board Committee (or if the Company is not the surviving corporation in any such transaction, the board of directors of the surviving corporation) in the aggregate number and kind of shares subject to the Plan, and the number and kind of shares which may be issued under the Plan.  Appropriate adjustments may also be made by the Board Committee in the terms of any awards under the Plan to reflect such changes and to modify any other terms of outstanding awards on an equitable basis as the Board Committee in its discretion determines.

                    8.7         Forward Repurchases of Common Stock.

                    The Company shall have the right, upon authorization of the Board Committee, to enter into forward contracts for the repurchase from one or more Participants of any or all shares of Common Stock representing vested CAP Units previously credited to the Capital Accumulation Accounts of such Participants with respect to any Plan Year and distributed on or after the relevant Termination Date of the Deferral Period ending in the then current Fiscal Year, having such terms and conditions as shall be determined by the Board Committee, for a purchase price per share equal to the average of the closing prices of the Common Stock as reported on the New York Stock Exchange Consolidated Tape for each day of trading in the Common Stock during the period from the effective date of the contract to the date of repurchase, provided that such price is within the range defined by the Board Committee, and provided further that a contract may not be entered into more than twelve (12) months prior to the expiration of the applicable Deferral Period and will terminate, and be null and void, unless the Company satisfies performance goals established by the Board Committee in writing, by resolution of the Board Committee or other appropriate action, not later than ninety (90) days after the commencement of the Fiscal Year to which the performance goals relate, and certified by the Board Committee in writing as having been satisfied prior to the relevant Termination Date.  The formula for calculating the performance goals shall be based upon one or more of the following criteria, individually or in combination, adjusted in such manner as the Board Committee shall determine, for a period of not less than nine (9) months of the applicable Fiscal Year:  (a) pre-tax or after-tax return on equity; (b) earnings per share; (c) pre-tax or after-tax net income; (d) business unit or departmental pre-tax or after-tax income; (e) book value per share; (f) market price per share; (g) relative performance to peer group companies; (h) expense management; and (i) total return to stockholders.

SECTION 9

Amendment and Termination

                    The Plan shall terminate when all distributions required to be made hereunder have been made following the last Termination Date.  The Plan may be amended, suspended or earlier terminated, in whole or in part as to a particular Plan Year, and at any time and from time to time, by the Board Committee, but except as provided below no such action shall retroactively impair or otherwise adversely affect the rights of any person to benefits under the Plan which have accrued prior to the date of such action.  Except as provided in the following sentence, if the Plan is terminated prior to the end of any Fiscal Year, (i) the Company shall credit the Capital Accumulation Accounts of all Participants (other than those whose employment with the Company and its Affiliates had terminated prior to the date the Plan terminates, except a Participant referred to in subparagraph (iii) of Section 6.2(b)) in the manner provided in Section 5.10 in respect of the portion of the Company’s Fiscal Year ended on the date of such termination, and (ii) as soon as practicable following the end of the Fiscal Year in which such termination occurs, the Company shall deliver to each Participant the number of shares of Common Stock corresponding to the number of  CAP Units credited to his Capital Accumulation Account and an amount in cash equal to his Cash Balance which the Participant otherwise would be entitled to receive pursuant to Section 6 as of the designated Termination Date in respect of the Plan Year or Plan Years involved.  Notwithstanding the foregoing, if the Company shall determine that the Plan should be terminated immediately, either in its entirety or in part in respect of any Plan Year, no adjustments or credits shall be made to the Capital Accumulation Accounts of the Participants pursuant to Section 5 in respect of the Fiscal Year in which such termination occurs and each Participant shall be entitled to receive from the Company, as soon as practicable following the date of such termination, shares of Common Stock and/or amounts in cash determined in accordance with Section 6 hereof as if the Termination Date in respect of the Plan Year or Plan Years involved were the last day of the Fiscal Year preceding the Fiscal Year in which such termination occurs.

                    In such event, however, the Capital Accumulation Account of each Participant who is an employee of the Company and/or its Affiliates (or who is a Participant who has suffered a Disability or who has become a Managing Director Emeritus of Bear Stearns and whom the Appropriate Committee shall have determined to treat in the manner specified in clause (1) or (2) of subparagraph (i) of Section 6.2(b)) on the date of such termination shall be adjusted in respect of the Fiscal Year in which such termination occurs as follows: Each such Account shall be credited with a Net Earnings Adjustment for the Fiscal Year in which such termination occurs except that, for purposes of computing such Net Earnings Adjustment, Income Per Share for purposes of calculating the Earnings Adjustment shall be computed for each terminated Plan Year based only on the consolidated income or loss before taxes of the Company and its subsidiaries accrued from the beginning of such Fiscal Year through and including the end of the month in which such termination occurred, and the Book Value Adjustment for the Fiscal Year in which such termination occurs shall be calculated on the basis of the shares distributed pursuant to the preceding sentence in respect of each terminated Plan Year, provided that for purposes of computing such Book Value Adjustment, the definition of Adjusted Common Stockholders’ Equity used in the computation of Adjusted Book Value Per Share shall be modified by deleting the adjustments to Adjusted Common Stockholders’ Equity specified therein and substituting in lieu thereof the following: “plus all increases (or less any decreases) in retained earnings of the Company and its subsidiaries attributable to net income (or loss), determined on a consolidated basis, minus all amounts accrued in respect of cash dividends declared with respect to any capital stock of the Company during such Fiscal Year, for the period from the beginning of such Fiscal Year through and including the month in which such termination occurred.” If the Plan is not terminated in its entirety but one or more Plan Years are terminated, then any amounts credited to Participants’ Accounts pursuant to the preceding sentence shall continue to be subject to the provisions of the Plan for the balance of the original Deferral Period with respect to the terminated Plan Year or Plan Years, as if such Plan Year or Plan Years had not been terminated.  If the Plan is terminated in its entirety, then as soon as may be practicable thereafter, the Company shall deliver to each Participant (in addition to amounts distributable pursuant to the fourth sentence of this paragraph) a number of shares of Common Stock equal to the number of  CAP Units credited to each such Participant’s Account pursuant to the second preceding sentence;

                    Upon termination of the Plan in its entirety or with respect to one or more Plan Years, the Board Committee, in its sole and absolute discretion, may accelerate the vesting of all or any portion of the Total CAP Units credited to a Participant’s Capital Accumulation Account, or the Cash Balance credited to a Participant’s Cash Account, which would not then be vested.

SECTION 10

Designation of Beneficiaries

                    10.1        General.  Each Participant may file with the Appropriate Committee a written designation of one or more persons as the Beneficiary who shall be entitled to receive the amount, if any, which the Participant is entitled to receive under the Plan upon his death.  A Participant, from time to time, may revoke or change his Beneficiary designation without the consent of any prior Beneficiary by filing a new such designation with the Appropriate Committee.  The most recent such designation received by the Appropriate Committee shall be controlling; provided, however, that no designation, or change of revocation thereof, shall be effective unless received by the Appropriate Committee prior to the Participant’s death, and in no event shall any such designation be effective as of a date prior to such receipt.

                    10.2        Lack of Designated Beneficiary.  If no such Beneficiary designation is in effect at the time of a Participant’s death, or if no designated Beneficiary survives the Participant, or if such designation conflicts with law, the Participant’s estate shall be deemed to have been designated as his Beneficiary and shall receive the payment of the amount, if any, payable under the Plan upon his death.  If the Appropriate Committee is in doubt as to the right of any person to receive such amount, the Committee may cause the Company to retain such amount, without liability for any interest thereon, until the rights thereto are determined, or the Appropriate Committee may pay and deliver such amount into any court of appropriate jurisdiction, and such payment shall be a complete discharge of the liability of the Plan and the Company therefor.

SECTION 11

General Provisions

                    11.1        Successors.  The Plan shall be binding upon and inure to the benefit of the Company, its successors and assigns, and each Participant and his Beneficiary.

                    11.2        No Continued Employment.  Neither the Plan nor any action taken thereunder shall be construed as giving to a Participant the right to be retained in the employ of the Company or any of its Affiliates or as affecting the right of the Company or any of its Affiliates to dismiss any Participant.

                    11.3        Withholding.  As a condition to receiving any distribution or payment of amounts hereunder, the Company may require the Participant to make a cash payment to the Company or, in its sole discretion, upon the request of a Participant, may withhold from any amount or amounts payable under the Plan, in either case, in an amount equal to all federal, state, city or other taxes as may be required to be withheld in respect of such payments pursuant to any law or governmental regulation or ruling.

                    11.4        Non-alienation of Benefits.  No right to any amount payable at any time under the Plan may be assigned, transferred, pledged or encumbered, either voluntarily or by operation of law, except as expressly provided herein or as may otherwise be required by law.  If, by reason of any attempted assignment, transfer, pledge or encumbrance, or any bankruptcy or other event happening at any time, any amount payable under the Plan would be made subject to the debts or liabilities of the Participant or his Beneficiary or would otherwise not be enjoyed by him, then the Appropriate Committee, if it so elects, may terminate such person’s interest in any such payment and direct that the same be held and applied to or for the benefit of the Participant, his Beneficiary or any other person or persons deemed to be the natural objects of his bounty, taking into account the expressed wishes of the Participant (or, in the event of his death, his Beneficiary).

                    11.5        Incompetency.  If the Appropriate Committee shall find that any person to whom any amount is or was distributable or payable hereunder is unable to care for his affairs because of illness or accident, or has died, then the Appropriate Committee, if it so elects, may direct that any payment due him or his estate (unless a prior claim therefor has been made by a duly appointed legal representative) or any part thereof be paid or applied for the benefit of such person or to or for the benefit of his spouse, children or other dependents, an institution maintaining or having custody of such person, any guardian or any other person deemed by such Appropriate Committee to be a proper recipient on behalf of such person otherwise entitled to payment, or any of them, in such manner and proportion as such Appropriate Committee may deem proper.  Any such payment shall be in complete discharge of the liability therefor of the Company, the Plan, the Committee or any member, officer or employee thereof.

                    11.6        Offsets.  To the extent permitted by law, the Company or any of its Affiliates shall have the absolute right to withhold any shares of Common Stock or any amounts otherwise required to be distributed or paid to any Participant or Beneficiary under the terms of the Plan, to the extent of any amount owed or which in the sole judgment of the Appropriate Committee may in the future be owed for any reason by such Participant, in the case of a payment to such Participant, or to the extent of any amount owed or which in the sole judgment of the Appropriate Committee may in the future be owed for any reason by the Participant or such Beneficiary, in the case of payment to a Beneficiary, to the Company or any of its Affiliates, and to set off and apply the amounts so withheld to payment of any such amount ultimately determined by the Appropriate Committee, in its sole discretion, to be owed to the Company or any of its Affiliates, whether or not such amounts shall then be immediately due and payable and in such order or priority as among such amounts owed as the Appropriate Committee, in its sole discretion, shall determine.  In determining the amount of a permitted offset under this Section 11.6, any shares of Common Stock required to be distributed to a Participant or a Beneficiary shall be valued at the Fair Market Value of such Shares on the date of offset.

                    11.7        Notices, etc.  All elections, designations, requests, notices, instructions and other communications from a Participant, Beneficiary or other person to any Appropriate Committee required or permitted under the Plan shall be in such form as is prescribed from time to time by the Appropriate Committee, shall be mailed by first-class mail or delivered to such location as shall be specified by the Appropriate Committee, and shall be deemed to have been given and delivered only upon actual receipt thereof at such location.

                    11.8        Other Benefits.  The benefits, if any, payable under the Plan shall be in addition to any other benefits provided for Participants.

                    11.9        Interpretation, etc.  The captions of the sections and paragraphs of this Plan have been inserted solely as a matter of convenience and in no way define or limit the scope or intent of any provisions of the Plan.  References to sections herein are to the specified sections of this Plan unless another reference is specifically stated.  The masculine pronoun wherever used herein shall include the feminine pronoun, and a singular number shall be deemed to include the plural unless a different meaning is plainly required by the context.

                    11.10        Laws; Severability.  The Plan shall be governed by, and construed in accordance with, the laws of the State of New York, except to the extent preempted by the Employee Retirement Income Security Act of 1974, as amended.  If any provision of the Plan shall be held by a court of competent jurisdiction to be invalid or unenforceable, the remaining provisions shall continue to be effective.

                    11.11        Effective Date.  This amendment and restatement of the Plan shall be effective as of July 1, 1999, and shall apply to Awards granted for Plan Years beginning on or after that date.  CAP Units credited and attributable to deferrals of compensation made for prior Plan Years shall be subject to the terms of this Plan as in effect on June 30, 1999.

THE BEAR STEARNS COMPANIES INC.
CAPITAL ACCUMULATION PLAN FOR
SENIOR MANAGING DIRECTORS
(Amended and Restated November 29, 2000 for Plan Years prior to July 1, 1999)

SECTION 1

Purpose

                    The purpose of the Plan is to promote the interests of the Company and its stockholders by providing long-term incentives to certain key executives of the Company and Bear Stearns who contribute significantly to the long-term performance and growth of the Company.

SECTION 2

Definitions

                    2.1           Terms Defined. When used herein, the following terms shall have the following meanings:

                    “Account” means a Capital Accumulation Account or a Cash Balance Account, as the context may require.

                    “Accredited Investor” means an “accredited investor” as defined in Rule 501 under the Securities Act, or any successor rule or regulation.

                    “Additional Deferral Amount” has the meaning assigned to such term in Section 4.1.

                    “Additional Plan Election” has the meaning assigned to such term in Section 4.1.

                    “Adjusted Book Value Per Share” means the amount determined as of the end of any Fiscal Year by dividing Adjusted Common Stockholders’ Equity by the sum of (a) the number of shares of Common Stock outstanding on such date, (b) the number of CAP Units credited to the Capital Accumulation Accounts of all Participants as of such date and the number of Earnings Units credited to the Earnings Unit Accounts of all participants in the PUP Plan as of such date, (c) the number of CAP Units to be credited to all such Accounts as a result of making any adjustment to such Accounts required by Sections 5.1 and 5.10 in respect of all Fiscal Years ending on or prior to the date of determination and the number of Earnings Units credited to the Earnings Unit Accounts of all participants in the PUP Plan as a result of making any adjustment to such accounts required by Section 4.2 of the PUP Plan in respect of all Fiscal Years ending on or prior to the date of such determination, and (d) the number of shares of Common Stock purchased by the Company for purposes other than for the Plan and the PUP Plan during all Fiscal Years ending on or prior to the date of such determination, less (e) the number of shares of Common Stock issued by the Company (whether from Treasury shares or otherwise) other than pursuant to the Plan or the PUP Plan during all Fiscal Years ending on or prior to the date of such determination.

                    “Adjusted Common Stockholders’ Equity” means, for the first Fiscal Year of any Deferral Period, Consolidated Common Stockholders’ Equity as of the last day of the preceding Fiscal Year and for Fiscal Years following the first Fiscal Year of such Deferral Period, means Adjusted Common Stockholders’ Equity determined for the prior Fiscal Year of such Deferral Period, plus all increases (or less any decreases) in retained earnings of the Company and its subsidiaries attributable to net income (or loss), determined on a consolidated basis, minus all amounts accrued in respect of cash dividends declared with respect to any capital stock of the Company during such Fiscal Year plus the effect of the after-tax cost of the CAP Plan.

                    “Adjusted Earnings Per Share” means, for any Fiscal Year, (a) the Company’s consolidated net income or loss for such Fiscal Year, less the amount of the Preferred Stock Dividend Requirement for such Fiscal Year, plus the product obtained by multiplying the product of the Net Earnings Adjustment multiplied by the Average Cost Per Share for such Fiscal Year by the fraction which is 1 minus the Marginal Tax Rate, divided by (b) the sum of (i) the number of shares of Common Stock outstanding during such Fiscal Year, computed on a weighted average basis based on the number of days outstanding during such Fiscal Year, (ii) the aggregate number of CAP Units credited to the Accounts of all Participants computed on a weighted average basis based on the number of days outstanding during such Fiscal Year but not including in such computation the day that CAP Units are credited, increased or decreased pursuant to Section 5.1, 5.3 or 5.10 of the Plan, and (iii) the aggregate number of Earnings Units credited to the Earnings Unit Accounts of all participants in the PUP Plan computed on a weighted average basis based on the number of days outstanding during such Fiscal Year but not including in such computation the day that Earnings Units are credited, increased or decreased pursuant to Section 4.2 or 4.5 of the PUP Plan.

                    “Adjusted Preferred Stock Dividend Requirement” means, for any Fiscal Year, the quotient obtained by dividing (i) the aggregate amount of all dividends actually declared by the Company on, or, if no such dividends are actually declared, required to be declared by the Company in accordance with the terms of, any Preferred Stock, in such Fiscal Year, by (ii) the fraction which is one minus the Marginal Tax Rate for such Fiscal Year.

                    “Advisory Committee” means a committee of five Participants, of which two shall be appointed by the President of the Company, two by the President’s Advisory Council of Bear Stearns and one by the Management and Compensation Committee.

                    “Affiliate” means (a) Bear Stearns, (b) any other subsidiary of the Company and (c) any other corporation or other entity which is controlled, directly or indirectly, by, or under common control with, the Company and which the Board Committee designates as an “Affiliate” for purposes of the Plan.

                    “Aggregate Imputed Cost” means, with respect to any Fiscal Year, the sum of (a) the aggregate of the Cost of Carry for such Fiscal Year for all Participants in the Plan plus (b) the Capital Reduction Charge for such Fiscal Year plus (c) the product of (i) the sum of the Net Earnings Adjustments for such Fiscal Year for all Participants in the Plan multiplied by (ii) the Average Cost Per Share for such Fiscal Year, minus (d) the Dividend Savings for such Fiscal Year.

                    “Appropriate Committee” means the Management and Compensation Committee or, in the case of Participants who are Reporting Persons, the Board Committee.

                    “Associate” of a Person means (a) any corporation or organization of which such Person is an officer or partner or is, directly or indirectly, the Beneficial Owner of 10% or more of any class of equity securities, (b) any trust or other estate in which such Person has a substantial beneficial interest or as to which such Person serves as trustee or in a similar fiduciary capacity and (c) any relative or spouse of such Person, or any relative of such spouse, who has the same home as such Person or who is a director or officer of such Person or any of its parents or subsidiaries.

                    “Available Shares” means, with respect to any Fiscal Year or portion thereof, the sum of (a) the number of shares of Common Stock purchased by the Company in the open market or in private transactions or otherwise during such period that have not been previously allocated under the Plan and designated by the Board Committee at the time of purchase as having been purchased for issuance under the Plan with respect to the Fiscal Year or portion thereof specified by the Board Committee and (b) shares of Common Stock purchased prior to such period that were designated as Available Shares but were not allocated under the Plan which the Company makes available to the Plan subsequent to the period in which such shares were purchased and the Board Committee thereafter designates as Available Shares for issuance under the Plan with respect to the Fiscal Year or portion thereof specified by the Board Committee.

                    “Average Cost Per Share” means with respect to any period the weighted average of the sum of (a) the average price paid (including commissions) by the Company in respect of Available Shares purchased by the Company during such period and (b) in respect of Available Shares purchased by the Company prior to such period that the Company makes available to the Plan and that are accepted by the Board Committee, the Fair Market Value as of the last trading day of such period.

                    “Average Federal Funds Rate” means, with respect to any Fiscal Year, the percentage (expressed as a decimal fraction) obtained by taking the sum of the Federal Funds Rates for each day during the Fiscal Year and dividing such amount by the number of days in such Fiscal Year.

                    “Base Year” means the first Fiscal Year of a Required Deferral Period.

                    “Bear Stearns” means Bear, Stearns & Co. Inc., a Delaware corporation, and its successors and assigns.

                    “Beneficial Owner” has the meaning ascribed thereto in Rule 13d-3 under the Exchange Act, except that, in any case, a Person shall be deemed the Beneficial Owner of any securities owned, directly or indirectly, by the Affiliates and Associates of such Person.

                    “Beneficiary” of a Participant means the beneficiary or beneficiaries designated by such Participant in accordance with Section 10 to receive the amount, if any, payable hereunder upon the death of such Participant.

                    “Board Committee” means the Compensation Committee of the Board of Directors or another committee of the Board of Directors designated by the Board of Directors to perform the functions of the Board Committee hereunder. To the extent required by Rule 16b-3, the Board Committee shall be composed solely of directors who are not Participants in the Plan and are in other respects “Non-Employee Directors” within the meaning of Rule 16b-3.

                    “Board of Directors” means the Board of Directors of the Company.

                     “Book Value Adjustment” has the meaning assigned to such term in Section 5.5.

                    “Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks in New York City are authorized or permitted by law to be closed.

                     “CAP Units” means the units, each such unit corresponding to one share of Common Stock, credited to a Participant’s Capital Accumulation Account pursuant to Section 5. All calculations and determinations of the number of CAP Units hereunder shall be made in whole and fractional units, with such fractional units rounded to the nearest one-thousandth of a unit.

                    “Capital Accumulation Account” has the meaning assigned to such term in Section 5.1.

                    “Capital Reduction Charge” means (a) for Fiscal Years 1991 and 1992, zero; (b) for Fiscal Year 1993, the product of (i) the excess of (A) the amount determined by multiplying the Aggregate Imputed Cost of the Plan for Fiscal Year 1992 by the fraction which is one minus the Marginal Tax Rate for Fiscal Year 1992, over (B) the aggregate amount of all cash dividends that would have been paid by the Company during Fiscal Year 1992 on the aggregate number of shares of Common Stock purchased by the Company and taken into account for purposes of the Plan in respect of Fiscal Year 1991, if all such shares had remained outstanding, and (ii) the Average Federal Funds Rate for Fiscal Year 1993; and (c) for each Fiscal Year thereafter, the product of (x) the sum of (A) the amount determined by multiplying the Aggregate Imputed Cost of the Plan for the Fiscal Year preceding the year for which the determination is being made by the fraction which is one minus the Marginal Tax Rate for such preceding Fiscal Year (the “Tax-Effected Aggregate Imputed Cost” for such Fiscal Year), plus (B) the aggregate Tax-Effected Aggregate Imputed Cost of the Plan for all preceding Fiscal Years, other than the Fiscal Year immediately preceding the year for which the determination is being made, plus (C) the sum of the respective amounts obtained by multiplying the Capital Reduction Charge for each preceding Fiscal Year by the fraction which is one minus the Marginal Tax Rate for the corresponding Fiscal Year, less (D) the aggregate amount of all cash dividends that would have been paid by the Company on the aggregate number of shares of Common Stock purchased by the Company for purposes of the Plan and taken into account pursuant to Section 5.1, 5.3 or 5.10(a) prior to the end of the Fiscal Year preceding the year for which the determination is being made, measured from the date the corresponding CAP Units were first credited to such Accounts, if all such shares had remained outstanding and (y) the Average Federal Funds Rate for such Fiscal Year.

                    “Cash Balance” means the amount from time to time credited to a Participant’s Cash Balance Account.

                    “Cash Balance Account” has the meaning assigned to such term in Section 5.2.

                    “Change in Control” means (a) a majority of the Board of Directors ceases to consist of Continuing Directors; (b) any Person becomes the Beneficial Owner of 50% or more of the outstanding voting power of the Company unless such acquisition is approved by a majority of the Continuing Directors; (c) the stockholders of the Company approve an agreement to merge or consolidate into any other entity, unless such merger or consolidation is approved by a majority of the Continuing Directors; or (d) the stockholders of the Company approve an agreement to dispose of all or substantially all of the assets of the Company, unless such disposition is approved by a majority of the Continuing Directors.

                    “Code” means the Internal Revenue Code of 1986, as amended from time to time, or any successor statute or statutes.

                    “Committee” means each of the Advisory Committee, the Board Committee and the Management and Compensation Committee.

                    “Common Stock” means the common stock, par value $1.00 per share, of the Company.

                    “Company” means The Bear Stearns Companies Inc., a Delaware corporation, and its successors and assigns.

                    “Consolidated Common Stockholders’ Equity” means, as of any date of determination, the consolidated stockholders’ equity of the Company and its subsidiaries applicable to Common Stock.

                    “Continuing Director” means any member of the Board of Directors who is a member on the Effective Date or who is elected to the Board of Directors after the Effective Date upon the recommendation or with the approval of a majority of the Continuing Directors at the time of such recommendation or approval.

                    “Cost of Carry” means, with respect to a Participant, the sum of (a) the amount obtained by multiplying the Deferred Tax Benefit for each Plan Year by the Average Federal Funds Rate in the Fiscal Year for which the determination is being made, and (b) the amounts obtained by compounding the amounts so obtained for each preceding Fiscal Year for which a Cost of Carry was calculated less the tax benefits associated with the amounts so determined, calculated on the basis of the Marginal Tax Rate in each such Fiscal Year, on an annual basis, at the

Average Federal Funds Rate in effect during each succeeding Fiscal Year; and, with respect to the Plan as a whole, means the aggregate Cost of Carry of all Participants in any Fiscal Year.

                    “Deferral Period” means the period of five Fiscal Years commencing on the first day of the Fiscal Year following the Plan Year for which a Participant’s compensation being deferred pursuant to this Plan was payable, or such greater or lesser number of whole Fiscal Years as the Appropriate Committee may approve pursuant to Section 4.1, 4.3, 4.5 or 4.6. Notwithstanding the foregoing, the Deferral Period applicable to compensation being deferred for a particular Plan Year for any Participant who will attain age 56 prior to the last day of any such Plan Year and who elects in any Plan Election to be governed by this sentence in the manner specified by the Company shall be, (i) in the case of Participants who attain the age of 56 in such Plan Year, four Fiscal Years, (ii) in the case of Participants who attain the age of 57 in such Plan Year, either three or four Fiscal Years, (iii) in the case of Participants who attain the age of 58 in such Plan Year, either two, three or four Fiscal Years, or (iv) in the case of Participants who attain the age of 59 or older in such Plan Year, either one, two, three or four Fiscal Years, in each such case as the Participant may so elect for each such Plan Year.

                    “Deferral Year” means any Fiscal Year during a Deferral Period.

                    “Deferred Tax Benefit” means, for each Plan Year of a Participant, the sum of (a) the amounts obtained by multiplying such Participant’s Total Deferral Amount, if any, for such Plan Year by the Marginal Tax Rate for such Plan Year and (b) the respective amounts obtained by multiplying the dollar amount of all Net Earnings Adjustments made with respect to the subaccount of such Participant’s Capital Accumulation Account corresponding to such Plan Year by the respective Marginal Tax Rates for each Deferral Year for which such adjustments are made. The Deferred Tax Benefit shall be computed and recorded separately for each Plan Year.

                    “Disability” means the complete and permanent inability of an individual to perform his duties due to his physical or mental incapacity, all as determined by the Appropriate Committee upon the basis of such evidence, including independent medical reports and data, as the Appropriate Committee deems necessary or appropriate.

                    “Dividend Savings” means (a) for Fiscal Year 1991, zero; (b) for Fiscal Year 1992, the sum of (i) the amount obtained by multiplying (A) the aggregate number of CAP Units credited to the Capital Accumulation Accounts of all Participants pursuant to Section 5.1 in respect of Fiscal Year 1991 by (B) the weighted average per share amount of all cash dividends paid by the Company on its Common Stock in such Fiscal Year (such weighted average amount to be determined by multiplying the amount of each such dividend by the number of days in the Fiscal Year on and after the date on which such dividend is paid, adding all the amounts so obtained and dividing the total by the number of days in such Fiscal Year) and by multiplying the product so obtained by (C) the Average Federal Funds Rate for such Fiscal Year, and (ii) the amounts (the “Partial Year Dividend Savings”) obtained by multiplying (x) for each fiscal quarter in such Fiscal Year, the aggregate number of CAP Units credited to the Capital Accumulation Accounts of all Participants pursuant to Section 5.3 during such Fiscal Year by (y) the respective weighted average per share amounts of all cash dividends paid by the Company on its Common Stock in fiscal quarters of such Fiscal Year beginning after the date on which such CAP Units were so credited (each such weighted average amount to be determined in the manner described in the preceding clause (b)(i)(B)), and by multiplying the product so obtained by (z) the Average Federal Funds Rate for such Fiscal Year; and (c) for Fiscal Year 1993 and each succeeding Fiscal Year of the Plan, means the amount obtained by first (i) multiplying the sum of (A) all CAP Units credited to the Capital Accumulation Accounts of all Participants pursuant to Section 5.1 in respect of all preceding Fiscal Years of the Plan and all CAP Units credited to such Accounts pursuant to Section 5.10(a) in respect of Net Earnings Adjustments, if any, for such Fiscal Years by (B) the weighted average per share amount of all cash dividends paid by the Company on its Common Stock in the Fiscal Year for which the determination is being made (determined in the manner described in the preceding clause (b)(i)(B)), (ii) calculating the amount of cash dividends that would have been paid by the Company in all preceding Fiscal Years on the aggregate number of shares of Common Stock purchased by the Company and taken into account for purposes of this Plan pursuant to Section 5.1, 5.3 or 5.10(a), measured from the date on which the corresponding CAP Units were credited to Participants’ Accounts, if all such shares had remained outstanding and (iii) multiplying the respective Dividend Savings determined as provided herein for each preceding Fiscal Year by the fraction which is one minus the Marginal Tax Rate for the corresponding preceding Fiscal Year, and then multiplying the sum of the amounts so determined in clauses (i), (ii) and (iii) by the Average Federal Funds Rate for such Fiscal Year, and finally adding to such sum the Partial Year Dividend Savings for such Fiscal Year determined in the manner provided in the preceding clause (b)(ii).

                    “Earnings Adjustment” has the meaning assigned to such term in Section 5.4(a).

                    “Earnings Unit Account” has the meaning specified in the PUP Plan.

                    “Earnings Units” has the meaning specified in the PUP Plan.

                    “Effective Date” means September 6, 1990.

                    “Effective Tax Rate” means, for any Fiscal Year, the fraction the numerator of which is the consolidated tax expense of the Company and its subsidiaries for such Fiscal Year and the denominator of which is the consolidated income or loss before income taxes of the

Company and its subsidiaries for such Fiscal Year. For this purpose, consolidated income or loss of the Company and its subsidiaries shall be calculated by including extraordinary items and the income or loss of discontinued operations, and income tax expense shall be calculated by including the income tax expense attributable to such extraordinary items or discontinued operations.

                    “Elective Plan Year” has the meaning assigned to such term in Section 4.3.

                    “Eligible Employee” means any individual who is employed by Bear Stearns as a Senior Managing Director and is an Accredited Investor.

                    “Enrollment Period” in respect of a Plan Year means the period commencing with the first day of the fiscal quarter immediately preceding such Plan Year and ending on December 31 of such Plan Year, or such shorter period contained therein designated by the Board Committee, provided that, unless otherwise determined by the Board Committee, the Enrollment Period with respect to an individual who becomes an Eligible Employee after December 31 of a Plan Year shall be the period commencing on the date such individual becomes an Eligible Employee and ending on the earliest of (a) the 30th day thereafter, (b) March 31 of the Plan Year in the case of an individual who was an employee prior to becoming an Eligible Employee or (c) the end of the Plan Year. Without limiting the generality of the foregoing, the Board Committee may designate one Enrollment Period for individuals who are Eligible Employees on the first day of a Base Year and one or more Enrollment Periods for individuals who become Eligible Employees after the first day of a Base Year; provided, however, with respect to participants in The Bear Stearns Companies Inc. Management Compensation Plan in no event shall any Enrollment Period in respect of any Plan Year extend more than 90 days into such Plan Year so as to allow a Participant to make an election to increase or decrease the deferral amount or Deferral Period relating to such Plan Year.

                    “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor statute or statutes.

                    “Executive Committee” means the Executive Committee of the Board of Directors.

                    “Fair Market Value” of a share of Common Stock as of any date means the closing sales price of a share of Common Stock on the composite tape for New York Stock Exchange listed securities on such date or, if the Common Stock is not quoted on the composite tape or is not listed on the New York Stock Exchange, on the principal United States securities exchange registered under the Exchange Act on which the Common Stock is listed or, if the Common Stock is not listed on any such exchange, on the National Association of Securities Dealers, Inc. Automated Quotation National Market System (“NASDAQ-NMS”) or, if the Common Stock is not quoted on NASDAQ-NMS, the average closing bid quotation of a share on the National Association of Securities Dealers, Inc. Automated Quotation System or any similar system then in use or, if the Common Stock is not listed or quoted, the fair value thereof as of such date as determined by the Appropriate Committee.

                    “Federal Funds Rate” means, for any day which is a Business Day, the rate for U.S. dollar funds settled through the Federal Reserve System or other immediately available U.S. dollar funds, as quoted by an independent broker of such funds selected by the Company, for the last transaction completed prior to 9:30 A.M. (Eastern time) on the Business Day on which such rate is determined, rounded up or down on a daily alternating basis to the nearest whole multiple of one-eighth of one percent, and for any day which is not a Business Day means such rate as determined for the next preceding day which was a Business Day.

                    “Fiscal Year” means the fiscal year of the Company commencing on July 1 and ending on June 30. “Fiscal Year 1991” shall mean the Fiscal Year ending on June 30, 1991; “Fiscal Year 1992” shall mean the Fiscal Year ending on June 30, 1992; and “Fiscal Year 1993” shall mean the Fiscal Year ending on June 30, 1993. If the Company shall change its Fiscal Year after the Effective Date so as to end on a date other than June 30 (“Year-end Date”) then, if such new Year-end Date falls after June 30 and on or prior to December 31, the Fiscal Year in which such change occurs shall be deemed to consist, for purposes of this Plan, of the period of not more than 18 months beginning on the July 1 following the last Fiscal Year preceding such change and ending such new Year-end Date or, if such new Year-end Date falls on or after January 1 and prior to June 30, the Fiscal Year in which such change occurs shall be deemed to consist, for purposes of this Plan, of the period of less than 12 months beginning on the first day of the Fiscal Year in which such change occurs and ending on such new Year-end Date.

                    “Full Year Units” has the meaning assigned to such term in Section 5.4.

                     “GAAP” means generally accepted accounting principles in the United States of America as in effect from time to time.

                    “Historical Book Value” means, with respect to a CAP Unit credited to a Participant’s Account pursuant to Section 5.1 or 5.10(a), an amount determined by dividing (a) Consolidated Common Stockholders’ Equity as of the end of the Fiscal Year for which such CAP Unit was credited by (b) the sum of (i) the aggregate number of shares of Common Stock outstanding on the last day of such Fiscal Year, (ii) the aggregate number of CAP Units credited to the Capital Accumulation Accounts of all Participants as of the end of such Fiscal Year, and, with respect to a CAP Unit credited to a Participant’s Account pursuant to Section 5.3, an amount determined by dividing (x)(i) Consolidated Common Stockholders’ Equity, as of the last day of the Fiscal quarter for which such CAP Unit was credited, and (iii) the aggregate number of

Earnings Units credited to the Earnings Unit Accounts of all Participants in the PUP Plan as of the end of such Fiscal Year, less (ii) all increases (or plus any decreases) in retained earnings of the Company and its subsidiaries attributable to net income (or loss), determined on a consolidated basis for all fiscal quarters of the Fiscal Year prior to and including the fiscal quarter during which such CAP Unit was credited, plus (iii) the amount determined by multiplying (A) a fraction, the numerator of which is the number of fiscal quarters in the Fiscal Year prior to and including the fiscal quarter during which such CAP Unit was credited, and the denominator of which is 4, by (B) the increase (or decrease) in retained earnings of the Company and its subsidiaries, attributable to net income (or loss), determined on a consolidated basis for the Fiscal Year during which such CAP Unit was credited, less (iv) the amount determined by multiplying (C) a fraction, the numerator of which is the number of fiscal quarters in the Fiscal Year prior to and including the fiscal quarter during which such CAP Unit was credited, and the denominator of which is 4, by (D) the total amount accrued in respect of cash dividends with respect to any capital stock of the Company for the Fiscal Year during which such CAP Unit was credited, plus (v) the total amount accrued in respect of cash dividends with respect to any capital stock of the Company for all fiscal quarters of the Fiscal Year prior to and including the fiscal quarter during which such CAP Unit was credited by (y) the sum of (i) the aggregate number of shares of Common Stock outstanding on the last day of such fiscal quarter, (ii) the aggregate number of CAP Units credited to the Capital Accumulation Accounts of all Participants as of the end of such date and (iii) the aggregate number of Earnings Units credited to the Earnings Unit Accounts of all Participants in the PUP Plan as of the end of such Fiscal Year.

                    “Income Per Share” for any Fiscal Year means the consolidated income or loss before income taxes of the Company and its subsidiaries, adjusted as hereinafter provided, divided by the sum of (a) the number of shares of Common Stock outstanding during such Fiscal Year, computed on a weighted average basis based on the number of days outstanding during such Fiscal Year, (b) the number of CAP Units credited to the Capital Accumulation Accounts of all Participants computed on a weighted average basis based on the number of days outstanding during such Fiscal Year but not including in such computation the day that CAP Units are credited, increased or decreased pursuant to Section 5.1, 5.3 or 5.10 of the Plan and (c) the aggregate number of Earnings Units credited to the Earnings Unit Accounts of all Participants in the PUP Plan computed on a weighted average basis based on the number of days outstanding during such Fiscal Year but not including in such computation the day that Earnings Units are credited, increased or decreased pursuant to Section 4.2 or 4.5 of the PUP Plan. For purposes of this Plan, consolidated income or loss before income taxes of the Company and its subsidiaries (i) shall be determined prior to any charge or credit to income required in such Fiscal Year by reason of Net Earnings Adjustments pursuant to Section 5.10(a), (ii) shall include the amounts of any pre-tax earnings or loss attributable to discontinued operations or extraordinary items and (iii) shall be reduced by the Adjusted Preferred Stock Dividend Requirement during such Fiscal Year, and may be decreased, but not increased, by such amount determined by the Board Committee in its sole discretion as appropriate to carry out the purposes of the Plan.

                    “Initial Plan Election” has the meaning assigned to such term in Section 4.1.

                    “Investment Letter” means a letter, in a form to be approved by the Appropriate Committee, by which a Participant represents that he is an accredited Investor and that he is acquiring his interest in the Plan and any shares of Common Stock that may be acquired hereunder for investment and without a view to any distribution thereof.

                    “Management and Compensation Committee” means the Management and Compensation Committee of the Company or another committee of the Company or the Board of Directors designated by the Board of Directors to perform the functions of the Management and Compensation Committee hereunder.

                    “Marginal Tax Rate” means the maximum combined marginal rate of tax expressed as a fraction to which the Company is subject for the applicable Fiscal Year, including Federal, New York State and New York City income taxes (including any minimum or alternative tax), net of any tax benefit resulting from the deductibility of state and local taxes for federal income tax purposes.

                    “Net Earnings Adjustment” has the meaning assigned to such term in Section 5.10(a).

                    “Part Year Units” has the meaning assigned to such term in Section 5.4(a).

                    “Participant” means any Eligible Employee who has validly elected to participate in the Plan pursuant to Section 4.l.

                    “Person” means an individual, a corporation, a partnership, an association, a joint stock company, a trust, any unincorporated organization or a government or a political subdivision thereof.

                    “Personal Leave of Absence” means the absence from the Company by a Participant, with the consent of the Company, for an extended period of time without salary under circumstances in which a return to full-time employment by the Participant is contemplated.

                    “Plan” means The Bear Stearns Companies Inc. Capital Accumulation Plan for Senior Managing Directors as set forth herein and as amended and restated from time to time.

                    “Plan Election” means the election to defer compensation made by a participant pursuant to Section 4.

                    “Plan Year” means Fiscal Year 1991, Fiscal Year 1992, Fiscal Year 1993 and any other Fiscal Year with respect to which the Board Committee makes the determination provided for in Section 3.1.

                    “Preferred Stock” means any capital stock of the Company that has a right to dividends or distributions in liquidation (or both) prior to the holders of the Common Stock.

                    “Preferred Stock Dividend Requirement” means, for any Fiscal Year, the amount of all dividends actually declared by the Company on, or required to be declared by the Company in accordance with the terms of, any Preferred Stock, in such Fiscal Year.

                    “Pre-Plan Earnings Per Share” means, for any Fiscal Year, (a) the sum of (i) the Company’s consolidated net income or loss for such Fiscal Year less (ii) the amount of the Preferred Stock Dividend Requirement for such Fiscal Year, plus (iii) the amount obtained by multiplying the Aggregate Imputed Costs of the Plan deducted in the calculation of consolidated net income or loss for such Fiscal Year by the fraction which is one minus the Marginal Tax Rate for such Fiscal Year, divided by (b) the sum of (x) the number of shares of Common Stock outstanding during such Fiscal Year, computed on a weighted average basis based on the number of days outstanding during such Fiscal Year, (y) the aggregate number of CAP Units credited to the Accounts of all Participants computed on a weighted average basis based on the number of days outstanding during such Fiscal Year but not including in such computation the day that CAP Units are credited, increased or decreased pursuant to Section 5.1, 5.3 or 5.10 of the Plan, and (z) the aggregate number of Earnings Units credited to the Earnings Unit Accounts of all participants in the PUP Plan computed on a weighted average basis based on the number of days outstanding during such Fiscal Year but not including in such computation the day that Earnings Units are credited, increased or decreased pursuant to Section 4.2 or 4.5 of the PUP Plan.

                    “PUP Plan” means The Bear Stearns Companies Inc. Performance Unit Plan for Senior Managing Directors, as the same shall be amended, supplemented or modified from time to time.

                    “Quarter End Date” has the meaning assigned to such term in Section 5.3.

                    “Registration Statement” has the meaning assigned to such term in Section 6.7.

                     “Reporting Person” means a director or officer of the Company who is subject to the reporting requirements of Section 16(a) of the Exchange Act.

                    “Required Deferral Amount” means, for any Plan Year, the following percentages of that portion of a Participant’s current compensation for such Plan Year (prior to giving effect to any effective election hereunder to defer receipt of a portion of such amount but after giving effect to any effective election to defer compensation under any other plan sponsored by the Company or any Affiliate) which exceeds $200,000 (or the then prevailing annual base salary for Senior Managing Directors of Bear Stearns for such Plan Year):

25% of the first	$300,000
30% of the next	$500,000
40% of the next	$1,000,000
50% of compensation exceeding	$2,000,000

Notwithstanding the foregoing, (a) the Required Deferral Amount for any Participant who will attain age 55 prior to the last day of any Plan Year and who elects in his Plan Election to be governed by this sentence in the manner specified by the Appropriate Committee shall be 25% of such compensation of such Participant for each Plan Year in which he attains age 55 or older and (b) no Participant shall be required or entitled to defer any portion of his compensation for any Plan Year for which he was entitled to receive payment prior to the date of his Plan Election. The Required Deferral Amount in his initial Plan Year for any Participant who first becomes an Eligible Employee after the first day of any Plan Year shall be determined by multiplying each of the foregoing amounts in this paragraph by a fraction, the numerator of which is the number of whole months remaining in the Plan Year following his date of employment and the denominator of which is 12.

                    “Required Deferral Period” has the meaning assigned to such term in Section 3.1.

                    “Rule 16b-3” means Rule 16b-3 of the Securities and Exchange Commission promulgated under the Exchange Act, as the same may be modified or amended from time to time, and any successor rule.

                    “Securities Act” means the Securities Act of 1933, as amended from time to time, or any successor statute or statutes.

                    “Special Plan Election” has the meaning assigned to such term in Section 4.6.

                    “Stock Award Amount” means, for a Plan Year, a dollar amount equal to the sum of (a) a Participant’s Required Deferral Amount for the Plan Year, multiplied by the related Stock Award Percentage, plus (b) a Participant’s Additional Deferral Amount, if any, multiplied by the related Stock Award Percentage.

                     “Stock Award Percentage” means, for any Plan Year, the percentage determined by the Compensation Committee, which will be applied to either the Required Deferral Amount or the Additional Deferral Amount to determine the amount which will be awarded pursuant to the Stock Award Plan. The Compensation Committee has the right to select different percentages for determining each of these amounts.

                    “Termination Date” means the last day of any Deferral Period.

                    “Total CAP Units” means the aggregate number of CAP Units, adjusted through any date of determination thereof, theretofore credited to a Participant’s Capital Accumulation Account.

                    “Total Deferral Amount” for any Participant means, for each Plan Year, the sum of the Required Deferral Amount and the Additional Deferral Amount, reduced by the Stock Award Amount.

                    2.2           Accounting Terms. Whenever any accounting term is used herein, or the character or amount of any asset or liability or item of income or expense is required to be determined, or any consolidation or other accounting computation is required to be made, for the purposes of this Plan, such accounting term shall have the meaning assigned to such term or such determination or computation shall be made (as the case may be), to the extent applicable and except as otherwise specified herein, in accordance with GAAP.

SECTION 3

Eligibility

                    3.1           Not later than 90 days after the commencement of any Fiscal Year, the Board Committee shall determine whether Eligible Employees who are not then Participants shall be entitled to defer a portion of their compensation for such Fiscal Year and the two Fiscal Years next succeeding such Fiscal Year (such three Fiscal Years being referred to collectively as a “Required Deferral Period”); provided, however, that in the case of the Required Deferral Period of which the Base Year is the Fiscal Year ending June 30, 1992, such determination may be made not later than October 30, 1991.

                    3.2           Each individual who is an Eligible Employee at any time during the Enrollment Period in respect of a Plan Year and is not then a Participant shall be eligible to participate in the Plan by deferring compensation as provided in Section 4.1; provided, however, that an Eligible Employee who does not elect to participate in the Plan during the Enrollment Period for the first Plan Year in which he is an Eligible Employee shall not be entitled to participate in the Plan in respect of subsequent Plan Years unless such participation is approved by the Appropriate Committee not later than the last day of the Enrollment Period for such Plan Year; and provided, further, that no individual shall be eligible to participate in the Plan unless such individual agrees to execute such documents or agrees to such restrictions, including but not limited to the execution of an Investment Letter, as the Appropriate Committee in its sole discretion may require.

SECTION 4

Deferrals of Compensation

                    4.1           Plan Election. Each Eligible Employee who satisfies the eligibility requirements of Section 3.2 during a Plan Year may, during the applicable Enrollment Period, execute and file with the Appropriate Committee a Plan Election (an “Initial Plan Election”), in the form provided by the Company, (a) electing to defer (i) the Required Deferral Amount of his current compensation for each of the three Fiscal Years in the Required Deferral Period and (ii) subject to the approval of the Appropriate Committee, any amount of his current compensation in excess of the Required Deferral Amount for his Base Year (the “Additional Deferral Amount”) and (b) electing, subject to the approval of the Appropriate Committee, a Deferral Period (in whole Fiscal Years) in respect of the Required Deferral Amount and any Additional Deferral Amount for such Base Year of more than Five Fiscal Years. During the Enrollment Period occurring during the second and third Fiscal Years of a Required Deferral Period (or if there is no Enrollment Period for such Fiscal Year, the period commencing on the anniversary of the first day of the most recent preceding Enrollment Period and ending on the anniversary of the last day of such Enrollment Period), a Participant may execute and file with the Appropriate Committee an additional Plan Election (an “Additional Plan Election”), in the form provided by the Company electing, if applicable, a shorter Deferral Period or, subject to the approval of the Appropriate Committee, an Additional Deferral Amount for such Fiscal Year or a Deferral Period in respect of the Required Deferral Amount and any Additional Deferral Amount for such Fiscal Year of more than five Fiscal Years. The Appropriate Committee may approve any election of an Additional Deferral Amount and any election of a Deferral Period in excess of five Fiscal Years, or may deny any such request, in its sole discretion. If the Appropriate Committee shall deny any election of any Additional Deferral Amount, then the Additional Plan Election shall be deemed to relate only to the Participant’s Required Deferral Amount for the Fiscal Year involved and, if the Appropriate Committee shall deny any election of a Deferral Period in excess of five Fiscal Years, then the Deferral Period applicable to the Required Deferral Amount and any Additional Deferral Amount for the Fiscal Year involved shall be five Fiscal Years.

                    4.2           Effect of Initial Plan Election. An Initial Plan Election filed during the Enrollment Period in respect of a Plan Year in accordance with Section 4.1 shall constitute an election (a) to become a Participant in this Plan with respect to such Fiscal Year and the two succeeding Fiscal Years, (b) to defer for Deferral Period receipt of the Required Deferral Amount and the Additional Deferral Amount (if any) approved by the Appropriate Committee for such Fiscal Year and (c) to defer receipt of the Required Deferral Amount for the second and third Fiscal Years of the Required Deferral Period beginning with such Fiscal Year for the Deferral Period or such other period as may be approved by the Appropriate Committee pursuant to Section 4.1, unless, in the case of such second and third Fiscal Years, such Participant is excluded from participation in respect of subsequent Fiscal Years of a Required Deferral Period upon approval of the Appropriate Committee pursuant to Section 4.5(a).

                    4.3           Elective Deferrals. For each Plan Year occurring after the third Fiscal Year of a Participant’s Required Deferral Period as to which such Participant has not theretofore had the opportunity to elect to defer compensation (each such Plan Year being referred to as an “Elective Plan Year”), such Participant may, subject as provided below, during the Enrollment Period in respect of any Plan Year during which the Board Committee has determined pursuant to Section 3.1 to allow any Eligible Employees to defer compensation for such Elective Plan Year, execute and file with the Appropriate Committee an Additional Plan Election electing to defer for the applicable Deferral Period the Required Deferral Amount of his current compensation for such Elective Plan Year. Thereafter, during the Enrollment Period occurring during each such Elective Plan Year (or if there is no Enrollment Period for such Fiscal Year, the period commencing on the anniversary of the first day of the most recent preceding Enrollment Period and ending on the anniversary of the last day of such Enrollment Period) a Participant may execute and file an Additional Plan Election, electing, subject to the approval of the Appropriate Committee, an Additional Deferral Amount for such Elective Plan Year and a Deferral Period (in whole Fiscal Years) in respect of the Required Deferral Amount and any Additional Deferral Amount for such Elective Plan Year of more than five Fiscal Years or, if applicable, a shorter Deferral Period. The Appropriate Committee may approve any election under this Section 4.3 to defer an Additional Deferral Amount and any election of a Deferral Period in excess of five Fiscal Years, or may deny any such request, in its sole discretion. If the Appropriate Committee shall deny any election of an Additional Deferral Amount, then the additional Plan Election shall be deemed to relate only to the Participant’s Required Deferral Amount for the Elective Plan Year involved and, if the Appropriate Committee shall deny any election of a Deferral Period in excess of five Fiscal Years, then the Deferral Period applicable to the Required Deferral Amount and any Additional Deferral Amount for the Elective Plan Year involved shall be five Fiscal Years. If at any time there is more than one Elective Plan Year as to any Participant, then the Appropriate Committee shall determine whether or not the additional Plan Election which may be submitted in respect of such Elective Plan Years by such Participant shall relate to one or more than one of such Elective Plan Years. If the Appropriate Committee determines that such Plan Election shall relate to more than one Elective Plan Year, then the additional Plan Election to be filed by such Participant shall constitute an election to defer the Required Deferral Amount of his current compensation for each of such Elective Plan Years. Notwithstanding the foregoing, however, if an Eligible Employee does not elect to defer at least the Required Deferral Amount in respect of any Elective Plan Year, such Eligible Employee shall be ineligible to submit an additional Plan Election in respect of any succeeding Elective Plan Year unless the Appropriate Committee, in its sole discretion, shall determine (including, without limitation, by reason of hardship as contemplated by Section 4.5(a)) that such Eligible Employee shall once again be eligible to elect to defer compensation under this Section 4.3. In the event that the Appropriate Committee shall make the determination contemplated by the preceding sentence in respect of any Elective Plan Year for which the Enrollment Period has already expired, then the Appropriate Committee, may, in its discretion, establish a supplementary enrollment period for the Eligible Employee involved, in which case such supplementary enrollment period shall be deemed the Enrollment Period for such Eligible Employee for purposes of this Plan in respect of the Elective Plan Year involved.

                    4.4           Election Irrevocable. The election to defer compensation pursuant to a Plan Election or Additional Plan Election, once made for the first, second and third Fiscal Years of a Required Deferral Period or for any Elective Plan Year, shall be irrevocable and shall not be subject to cancellation by the Participant or, except as expressly provided herein, by the Appropriate Committee or the Company. Without limiting the generality of the foregoing, such an election for the first, second and third Fiscal Years of a Required Deferral Period or for any Elective Plan Year shall not be subject to cancellation by a Participant by reason of termination of his employment with the Company or an Affiliate.

                    4.5           Hardship Exceptions.

                    (a)           A Participant may request to be excluded from participating in the Plan in respect of any Plan Year other than his Base Year by filing with the Appropriate Committee during the Enrollment Period occurring during such Fiscal Year (or if there is no Enrollment Period for such Fiscal Year, the period commencing on the anniversary of the first day of the most recent preceding Enrollment Period and ending on the anniversary of the last day of such Enrollment Period) a written request for non-participation, which request shall set forth the circumstances that have arisen since the Enrollment Period in respect of such Plan Year that would make continued participation in the Plan an unanticipated financial hardship for such Participant. The Appropriate Committee, in its sole discretion, shall determine whether or not to grant any such request. A Participant who requests and is granted such an exclusion shall not be eligible to participate in the Plan in respect of the Plan

Year for which such request is granted, but shall continue to participate in the Plan in respect of any other Plan Years for which an election has previously been made hereunder and shall be eligible to participate in the Plan for future Plan Years.

                    (b)           A Participant may request a reduction in any Deferral Period by one or more Fiscal Years at any time by filing with the Appropriate Committee a written request setting forth the circumstances that have arisen since the Enrollment Period for the related Plan Year that would make the failure to reduce the Deferral Period an unanticipated financial hardship for such Participant. The Appropriate Committee, in its sole discretion, shall determine whether or not to grant any such request and, if so, the number of whole Fiscal Years by which the Deferral Period shall be so reduced.

                    4.6           Special Elections. The Appropriate Committee shall have the right in its sole discretion to permit a Participant to execute and file with the Appropriate Committee, at such times and on such terms and conditions as the Appropriate Committee shall determine, a Plan Election (a “Special Plan Election”) in form provided by the Company, electing to extend the Deferral Period previously selected with respect to any Required Deferral Amount and/or Additional Deferral Amount for such periods and in such proportions as shall be determined by the Appropriate Committee, provided that the Deferral Period being extended shall terminate no earlier than the end of the Fiscal Year following the Fiscal Year in which the Special Plan Election is made, except that any election with respect to the Deferral Period ending on June 30, 1997 shall be made on or before December 31, 1996. The Earnings Adjustment with respect to each Plan Year in any such additional Deferral Period shall be calculated in accordance with Section 5.4(e).

SECTION 5

Capital Accumulation Accounts;
Cash Balance Accounts

                    5.1           Annual Credits to Capital Accumulation Accounts. For each Plan Year, the Company shall credit to each Participant, as of the last day of such Plan Year, by means of a bookkeeping entry established and maintained by the Company for each such Participant (a “Capital Accumulation Account”), a number of CAP Units equal to the quotient obtained by dividing the Total Deferral Amount for such Plan Year by the Average Cost Per Share of the Available Shares for such Plan Year. The Available Shares for this purpose shall be the total number of Available Shares for such Plan Year less a number of shares equal to any CAP Units credited to Participants in respect of any fiscal quarter during such Plan Year pursuant to Section 5.3 and less a number of shares equal to the number of CAP Units to be credited to Participants as a Net Earnings Adjustment pursuant to Section 5.10(a) for such Plan Year. Notwithstanding the foregoing, if the aggregate number of CAP Units that otherwise would be credited to the Capital Accumulation Accounts of all Participants pursuant to the first sentence of this Section 5.1 would exceed the number of Available Shares, then the aggregate number of CAP Units to be credited to the Capital Accumulation Accounts of all Participants shall be limited to the number of Available Shares and such aggregate number of CAP Units shall be allocated on a pro rata basis, based on the respective Total Deferral Amounts of each Participant in respect of such Plan Year. The Company shall record CAP Units credited in respect of each Plan Year in a separate subaccount of each Participant’s Capital Accumulation Account and any credits or adjustments hereunder to such CAP Units shall be made separately with respect to the CAP Units credited to each such subaccount.

                    5.2           Cash Balance Account. If the number of CAP Units which the Company is able to credit to Participants in respect of any Plan Year is limited by the third sentence of Section 5.1, then the Company shall also credit to each Participant an amount equal to (a) the Total Deferral Amount for such Plan Year for such Participant, less (b) the product of (i) the number of CAP Units credited to such Participant in respect of such Plan Year and (ii) the Average Cost per Share of the Available Shares taken into account in such determination. Such amounts shall be credited as of the last day of such Plan Year by means of a bookkeeping entry established and maintained by the Company for each Participant (a “Cash Balance Account”). The Company shall record Cash Balances credited in respect of each Plan Year in a separate subaccount of each Participant’s Cash Balance Account and any credits or adjustments hereunder to such Cash Balances shall be made separately with respect to each such subaccount.

                    5.3           Quarterly Credits in Respect of Cash Balances. If there shall exist a Cash Balance in the Cash Balance Account of any Participant on the last day of any fiscal quarter of the Company, including the last day of a Plan Year (a “Quarter End Date”), the Company shall credit the Capital Accumulation Account of each such Participant, as of such Quarter End Date, with a number of additional CAP Units determined by dividing such Cash Balance by the Average Cost Per Share of the Available Shares acquired by the Company and designated by the Board Committee as being allocated to such period. If the aggregate number of CAP Units required to be credited to the Capital Accumulation Accounts of all such Participants pursuant to the preceding sentence would exceed the number of Available Shares, then the aggregate number of CAP Units to be credited shall be limited to the number of Available Shares and such CAP Units shall be allocated on a pro rata basis, based on the respective Cash Balances of each Participant. In connection with any crediting of CAP Units pursuant to this Section 5.3, the Cash Balance of each such Participant shall be reduced by debiting to his Cash Balance Account an amount equal to the product of the number of CAP Units credited to his Capital Accumulation Account and the Average Cost Per Share of the Available Shares acquired by the Company during the annual or quarterly period specified by the Board Committee.

                    5.4          Earnings Adjustments.  For purposes of calculating the Net Earnings Adjustment with respect to any Deferral Year pursuant to Section 5.10, the Earnings Adjustment shall be calculated with respect to such Deferral Year, after making any credits to the Capital Accumulation Accounts of the Participants in respect of the fourth fiscal quarter of such Deferral Year pursuant to Section 5.3, as follows:

                    (a)          first, the Company shall determine a dollar amount of interest to be credited to each Participant who had a positive Cash Balance at any time during the Deferral Year by multiplying the daily weighted average amount of each such Participant’s Cash Balance (such weighted average to be determined by adding the amounts of the Participant’s Cash Balance on each day during such Deferral Year and dividing the total so obtained by the number of days in such Deferral Year) by a percentage equal to the daily average of the highest rates of interest paid by Bear Stearns to its employees from time to time during such Deferral Year on free credit balances;

                    (b)          the Company next shall determine a dollar amount to be credited or debited to each Participant in respect of CAP Units credited to such Participant’s Capital Accumulation Account as of the first day of the Deferral Year and at all times throughout such Deferral Year (“Full Year Units”) by multiplying such number of Full Year Units by the Income Per Share for the Deferral Year; provided, however, that the amount to be credited or debited pursuant to this clause (b) to a Participant whose employment with the Company and its Affiliates was terminated during such Deferral Year shall be the amount determined as aforesaid multiplied by a fraction, the numerator of which shall be the number of whole months in such Deferral Year prior to the month in which his employment terminated and the denominator of which shall be 12;

                    (c)          the Company then shall determine a dollar amount to be credited to each Participant in respect of CAP Units credited or debited to his Capital Accumulation Account as of any date subsequent to the first day of the Deferral Year (“Part Year Units”) by multiplying such number of Part Year Units by the Income Per Share for the Deferral Year and multiplying the product so obtained by a fraction, the numerator of which shall be the number of whole months in such Deferral Year during which such Part Year Units were so credited (less, in the case of a Participant whose employment by the Company and its Affiliates is terminated in such Deferral Year, the number of whole months following the effective date of such termination, plus one) and the denominator of which shall be 12 (if a Participant’s Capital Accumulation Account has been credited with Part Year Units which initially were credited to such Account as of different dates during the Deferral Year, then the calculation required by this clause (c) shall be made separately for each such group of Part Year Units);

                    (d)          the Company then shall calculate a dollar amount to be charged to each Participant who has any Additional Deferral Amount by determining the Cost of Carry for such Participant with respect to each Plan Year for which he has any such Additional Deferral Amount and multiplying each such amount by a fraction, the numerator of which shall be the Participant’s Additional Deferral Amount for such Plan Year and the denominator of which shall be his Total Deferral Amount for such Plan Year; provided that the charge computed pursuant to this subparagraph (d) resulting from an Additional Deferral Amount in Plan Year 1993 or Plan Year 1994 shall be taken into account only with respect to a Participant who has elected to defer such Additional Deferral Amount for more than five Fiscal Years and then only with respect to Deferral Years after the fifth Deferral Year;

                    (e)          the Company then shall calculate a dollar amount to be charged to each Participant who elected to defer any Required Deferral Amount in respect of any Plan Year for more than five Fiscal Years by determining the Cost of Carry for such Participant with respect to each such Plan Year and multiplying each such amount by a fraction, the numerator of which shall be the Participant’s Required Deferral Amount for such Plan Year and the denominator of which shall be his Total Deferral Amount for such Plan Year; provided that the charge computed pursuant to this subparagraph (e) shall be taken into account only with respect to Deferral Years after the fifth Deferral Year;

                    (f)          the Company shall then calculate an amount to be charged to each Participant whose employment with the Company and its Affiliates has terminated equal to the Cost of Carry for such Participant for such Deferral Year or, if his employment terminated in such Deferral Year, for the portion thereof beginning with the month in which his employment terminated; and

                    (g)          finally, (i) if the sum (or net amount) of the amounts determined for a Participant in subparagraphs (a), (b) and (c) above is a positive number and such sum (or net amount) exceeds the aggregate of the charges, if any, determined for such Participant pursuant to subparagraphs (d), (e) and (f) above, then the Earnings Adjustment shall equal such sum (or net amount), as determined for purposes of this Section 5.4, or (ii) if the net amount of the amounts determined for a Participant in subparagraphs (a), (b) and (c) less the aggregate of the charges, if any, determined pursuant to subparagraphs (d), (e) and (f) is a negative number (an “Earnings Charge”) and such Participant has a positive Cash Balance, then (A) such Cash Balance first shall be reduced by an amount equal to such Earnings Charge (provided that no such reduction shall be made to the extent the Earnings Charge relates to a negative result from sub-paragraph (b) or (c)) and (B) if, after reducing such Cash Balance to zero, any amount determined in accordance with the preceding clause (ii)(A) remains unapplied, or if such Participant has no Cash Balance, then the Earnings Adjustment shall be zero.

                    5.5          Book Value Adjustment.  For purposes of calculating the Net Earnings Adjustment with respect to any Deferral Year pursuant to Section 5.10, the Book Value Adjustment shall equal the sum of (1) the amount maintained in the Book Value Adjustment Carry Forward Account pursuant to Section 5.10(a), if any, and (2) the product of (a) the total number of CAP Units credited to the Capital Accumulation Account of each Participant as of the last day of such Deferral Year but without including any CAP Units credited on such date pursuant to Sections 5.1, 5.3 and 5.10 multiplied by (b) the difference between Adjusted Book Value Per Share as of the last day of the Deferral Year and Adjusted Book Value Per Share as of the last day of the preceding Deferral Year.

                    5.6          Overall Cost Limitation.  Notwithstanding the provisions of Section 5.10, if the operation of the Plan (without giving effect to this Section 5.6) would result in Adjusted Earnings Per Share for any Fiscal Year being less than 98.5% of Pre-Plan Earnings Per Share for such Fiscal Year, then, after making the other credits and adjustments required by Section 5.3, (a) the Net Earnings Adjustments required by Section 5.10(a) first shall be reduced or eliminated, and (b) if necessary after eliminating all such Net Earnings Adjustments, the Cash Balance Accounts of all Participants shall be reduced or eliminated so that to the extent possible, after giving effect to all such reductions and eliminations, Adjusted Earnings Per Share for such Fiscal Year will be 98.5% of Pre-Plan Earnings Per Share.

                    5.7          Antidilution Adjustments.  In the event of a stock split or if the Company makes any distribution (other than a cash dividend) with respect to Common Stock after the date CAP Units initially are credited to a Participant’s Capital Accumulation Account in accordance with this Section 5, the number of CAP Units held in each Participant’s Capital Accumulation Account shall be equitably adjusted (as determined by the Appropriate Committee in its sole discretion) to reflect such event.  If there shall be any other change in the number or kind of outstanding shares of Common Stock as a result of a recapitalization, combination of shares, merger, consolidation or otherwise, the number of CAP Units credited to each Participant’s Capital Accumulation Account shall be equitably adjusted (as determined by the Appropriate Committee in its sole discretion) to reflect such event.

                    5.8          Apportionment of Credits.  Whenever CAP Units are credited to a Participant’s Capital Accumulation Account pursuant to Section 5.3 or 5.10 in respect of any Deferral Year, they shall be apportioned among the CAP Units originally credited to such Account in respect of each Plan Year on a pro rata basis, based on the respective number of the CAP Units originally credited in respect of each such Plan Year, and such additional CAP Units shall have the same Termination Date as the original CAP Units to which they are so apportioned.

                    5.9          Amounts Vested.  A Participant shall be fully vested at all times in the CAP Units credited to his Capital Accumulation Account and in the Cash Balance credited to his Cash Balance Account; provided, however, that the establishment and maintenance of, or credits to, such Capital Accumulation Account and Cash Balance Account shall not vest in any Participant or his Beneficiary any right, title or interest in or to any specific asset of the Company.

                    5.10        Net Earnings Adjustments.

                    (a)          After making any credits to the Capital Accumulation Accounts of the Participants in respect of the fourth fiscal quarter of such Deferral Year pursuant to Section 5.3, each Participant’s Account shall be adjusted, effective as of the last day of such Deferral Year, as provided in this Section 5.10(a). The Company shall credit the Capital Accumulation Account of each Participant with an additional number of CAP Units (a “Net Earnings Adjustment”) equal to the quotient of (i) the difference between the Earnings Adjustment calculated in accordance with Section 5.4 and the Book Value Adjustment calculated in accordance with Section 5.5 for such Deferral Year, divided by (ii) the Average Cost Per Share of the Available Shares acquired by the Company and designated by the Board Committee as being allocated to such period.  Notwithstanding the foregoing, however, if (i) the Earnings Adjustment is a negative number or (ii) the Book Value Adjustment exceeds the Earnings Adjustment then no CAP Units shall be credited to the Accounts of any Participants and the amounts of each of such Book Value Adjustment and Earnings Adjustment shall be disregarded and shall not be taken into account for purposes of the Plan in any subsequent Deferral Year.

                    If the aggregate number of CAP Units required to be credited to the Accounts of all Participants pursuant to this Section 5.10(a) shall exceed the number of Available Shares in respect of such Plan Year, then the Company shall credit to each Participant only that number of CAP Units as shall equal the number of Available Shares, on a pro rata basis, based on the number of CAP Units which each Participant otherwise would have been entitled to be credited.  In such event, the Company shall also carry forward to subsequent Deferral Years the respective amounts obtained by multiplying each of the Earnings Adjustment and the Book Value Adjustment applicable for each Participant by the fraction which is one minus the quotient obtained by dividing (a) the number of Available Shares by (b) the aggregate number of CAP Units required to be credited pursuant to this Section 5.10(a). Such respective amount shall be credited (or debited) by means of separate bookkeeping entries established and maintained by the Company to the Cash Balance Account in respect of the Earnings Adjustment and a “Book Value Adjustment Carryforward Account” in respect of the applicable Book Value Adjustment of each Participant.  The amounts credited to the Cash Balance Account in respect of the Earnings Adjustment shall equal the product of (a) the applicable amount carried forward in respect of Earnings Adjustment and (b) the Average Cost Per Share for the Plan Year involved.

                    (b)          Notwithstanding anything in the Plan to the contrary, for purposes of determining Historical Book Value Per Share and Adjusted Book Value Per Share, the Net Earnings Adjustments credited to each Participants’ Capital Accumulation Account pursuant to Section 5.10(a) shall be disregarded and in lieu thereof the Earnings Adjustments provided for in Section 5.4 and the Book Value Adjustments provided for in Section 5.5 shall be deemed made without giving effect to Section 5.10(a). In addition, for purposes of calculating the Earnings Adjustment and the Book Value Adjustment (except as required by Section 5.2 any amounts credited to a Book Value Adjustment Carryforward Account in a prior Deferral Year shall be deemed made as a Book Value Adjustment in the year so credited and not carried forward to subsequent Deferral Years.

                    5.11        Certification of the Board Committee.  As a condition to the right of any Participant to receive any shares payable in respect of CAP Units credited to such Participant’s Capital Accumulation Account or cash in respect of such Participant’s Cash Account, in respect of fractional CAP Units credited to such Participant’s Capital Accumulation Account or payable pursuant to Section 6.6, prior to the time CAP Units or cash is credited to the appropriate Accounts of such Participant or a Participant receives cash pursuant to Section 6.6, the Board Committee shall be required to certify, by resolution of the Board Committee or other appropriate action, that the amounts to which such Participant is entitled have been accurately determined in accordance with the provisions of the Plan.

SECTION 6

Payment of Benefits

                    6.1          Distributions.  As soon as practicable following each Termination Date, each Participant shall be entitled to receive from the Company, in respect of the Total Deferral Amount for the related Plan Year, a number of shares of Common Stock equal to the Total CAP Units credited to his Capital Accumulation Account in respect of such Plan Year and an amount in cash equal to his Cash Balance, if any, in respect of such Plan Year, each determined as of such Termination Date.

                    6.2          Accelerated Distributions.  Notwithstanding the provisions of Section 6.1 and in lieu of any distribution on a Termination Date selected by a Participant, a Participant may receive a distribution prior to a Termination Date as follows:

                    (a)          If a Participant shall die during any Fiscal Year prior to the end of all of his Deferral Periods, the Participant’s estate (or his Beneficiary) shall be entitled to receive from the Company, as soon as practicable after the end of the Fiscal Year in which such Participant’s death occurs, a number of shares of Common Stock equal to the Total CAP Units credited to his Capital Accumulation Account, as adjusted pursuant to Sections 5.6 and 5.10 as of the end of the Fiscal Year in which such Participant’s death occurs, and an amount in cash equal to his Cash Balance, if any, as of the end of the Fiscal Year in which such Participant’s death occurs.

                    (b)          If a Participant’s employment with the Company and its Affiliates shall be terminated for any reason prior to the end of all of his Deferral Periods (other than by reason of death), or if such Participant shall suffer a Disability or shall become a Managing Director Emeritus of Bear Stearns, then such Participant (or his Beneficiary) shall, unless otherwise determined by the Appropriate Committee as hereinafter provided, continue to be bound by, and to be subject to, all the terms and provisions of this Plan, except that (i) in lieu of making any calculations pursuant to subparagraphs (ii) and (iii) of Section 5.4 in respect of the portion of the Deferral Year beginning with the month in which his employment terminates and for any subsequent Deferral Year prior to any Termination Date, the Company shall credit to the Cash Balance Account of such Participant, on an annual basis as of the last day of each Fiscal Year, a dollar amount equal to the cash dividends declared by the Company, in the fiscal quarter of the Company following the fiscal quarter in which his employment terminated or in any subsequent fiscal quarter ending on or prior to a Termination Date, on that number of shares of Common Stock corresponding to the number of CAP Units credited to his Capital Accumulation Account (A) as of the last day of the month before his employment terminates in respect of the Fiscal Year in which his employment terminated and (B) as of the first day of the Fiscal Year after which his employment terminated in respect of all subsequent Fiscal Years, and (ii) notwithstanding the provisions of Section 5.5, the Book Value Adjustment for any Fiscal Year following the Fiscal Year in which his employment terminated shall be zero.  For purposes of calculating the Book Value Adjustment for the Fiscal Year in which the employment of a Participant is terminated, the denominator of the fraction referred to in Section 5.5 of the Plan shall be (in lieu of the Adjusted Book Value Per Share on the last day of the Deferral Year for which the adjustment is being made) the Adjusted Book Value Per Share calculated by including in the definition of Adjusted Common Stockholder Equity (in lieu of all increases (or decreases) in retained earnings attributable to net income (or loss) minus all amounts accrued in respect of cash dividends declared with respect to any capital stock of the Company) the amount determined by multiplying (A) the increase (or decrease) in retained earnings in such Fiscal Year attributable to net income (or loss) minus all amounts accrued in respect of cash dividends declared with respect to any capital stock of the Company by (B) a fraction, the numerator of which is the number of months in the Fiscal Year prior to but not including the month in which his employment terminates, and the denominator of which is 12.

                    Notwithstanding the foregoing:

                    (i)          the Appropriate Committee shall have the right in its sole discretion (A) to treat a Participant who has suffered a Disability or who has become a Managing Director Emeritus of Bear Stearns as a Participant (1) in all respects under this Plan, (2) to whom the provisions of Section 5.4 but not the provisions of Section 4.1 shall apply or (3) whose employment with the Company and its Affiliates has terminated and to whom the foregoing provisions of this paragraph (b) shall apply, and (B) at any time or from time to time, to change any such treatment with respect to any such Participant to any other such treatment;

                    (ii)        the Appropriate Committee shall have the right in its sole discretion to accelerate any Termination Date with respect to any Plan Year of a Participant whose employment with the Company and its Affiliates terminates to the last day of the Fiscal Year in which such employment terminates or to the last day of any subsequent Fiscal Year, in which case the date so determined by the Appropriate Committee with respect to each such Plan Year shall be the Participant’s Termination Date for all purposes of this

Plan with respect to each such Plan Year.  The Appropriate Committee shall give notice of any such determination to the Participant at least ten days prior to the earliest of such accelerated Termination Dates.  In addition, if a Participant whose employment with the Company has terminated shall request the Appropriate Committee to accelerate the Termination Date with respect to any Plan Year of such Participant to the last day of the Fiscal Year immediately preceding the Fiscal Year in which such Participant’s employment terminates, the Appropriate Committee may in its sole discretion so accelerate the Termination Date with respect to any such Plan Year of such Participant.  If the Appropriate Committee takes such action, such Participant’s distribution from the Plan for any Plan Year the Termination Date of which is so accelerated shall be based on the Total CAP Units and his Cash Balance at the end of such prior Fiscal Year for each such Plan Year, without giving effect to any adjustments otherwise required to be made during the Fiscal Year in which his employment terminates, including, without limitation, for Net Earnings Adjustments, dividends on the Common Stock, or interest, and the distributions called for in Section 6.1 of the Plan shall be made as soon as practicable after such action is taken by the Appropriate Committee;

                    (iii)       Notwithstanding clause (ii) above, the Appropriate Committee shall have the right in its sole discretion to determine that, regardless of the Termination Date with respect to any other Plan Year or Plan Years, the Termination Date with respect to the Plan Year in which the employment of the Participant with the Company and its Affiliates terminates, and the Plan Year immediately preceding such Plan Year if such employment terminates prior to the date on which the Capital Accumulation Account of such Participant is credited pursuant to Section 5.1 hereof with respect to such immediately preceding Plan Year, shall be the last day of the Fiscal Year immediately preceding the Plan Year in which such employment terminates or, if applicable, the prior Plan Year; and

                    (iv)        the Appropriate Committee may permit a Participant whose employment with the Company and its Affiliates terminates more than five years after the last day of his first Plan Year and who has elected a Deferral Period of more than five Fiscal Years for any Plan Year to participate in the Plan with respect to any such Plan Year for one or more Fiscal Years (but not beyond his Termination Date as determined in accordance with his applicable Plan Election) on substantially the same terms as other Participants whose employment has not terminated, in which case the Capital Accumulation Account of such Participant shall continue to be adjusted in the manner provided in Section 5.10 for other Participants except that subparagraph (f) of Section 5.4 shall apply to such a Participant, and the Termination Date with respect to each such Plan Year shall be the last day of such Fiscal Year as shall be determined by the Appropriate Committee.

                    (c)          If a Participant shall take a Personal Leave of Absence prior to the end of all his Deferral Periods, the Appropriate Committee shall have the right in its sole discretion to require the Participant to become subject to the provisions of paragraph (b) above (to the same extent as a Participant whose employment had terminated) during the period of such Personal Leave of Absence, except that in the event the Participant resumes full-time employment after the first day of a Fiscal Year, all calculations under this Plan with respect to such Fiscal Year shall be made by treating the Participant in the same manner as a full-time employee for the number of full months of such employment during such Fiscal Year and as a Participant whose employment had been terminated for the balance of such Fiscal Year.  If the Appropriate Committee shall not take such action the Participant shall continue to be treated under this Plan on the same basis as a Participant who is not on a Personal Leave of Absence.

                    (d)          In addition, in the event of hardship, actual or prospective change in tax laws, or any other unforeseen or unintended circumstance or event (including, without limitation, if the tax laws of any foreign jurisdiction do not provide for tax consequences to Participants or the Company that are comparable to those provided under United States tax laws), or if desirable to preserve the deductibility for federal income taxes of compensation paid or payable by the Company to any Participant, the Appropriate Committee, in its sole discretion, may accelerate any Termination Date of any Participant to the last day of any Fiscal Year, in which case the accelerated date determined by the Appropriate Committee shall be the Termination Date for all purposes of this Plan.

                    (e)           Notwithstanding anything else contained in this Plan, upon determination by the Appropriate Committee to accelerate any Termination Date or distribution  of  payment  pursuant  to  this  Plan,  in  consideration  of such decision,  the Appropriate Committee shall require the Participant to execute an agreement,  in form and substance  satisfactory  to the  Appropriate  Committee, providing  for the  Participant’s  agreement not to solicit any employees of the Company for a period  terminating on the last deferral date when the Participant would have otherwise  received a distribution from the Plan; and the Appropriate Committee may require, in its sole discretion,  the Participant to further agree to such terms and conditions as determined by the  Appropriate  Committee in its sole discretion.

                    6.3          Change in Control and Parachute Limitation.  Notwithstanding the provisions of Sections 6.1 and 6.2, within sixty (60) days of the occurrence of a Change in Control, the Board Committee in its sole discretion may provide that payment shall be made in respect of each Participant of that number of shares of common stock which is equal to all or any portion of  the Total CAP Units credited to his Capital Accumulation Account as of the date of such Change in Control and an amount in cash equal to his Cash Balance, if any, as of such date; provided, however, no amount shall be immediately distributable or payable under the Plan if and to the extent that the Appropriate Committee determines that such distribution or payment would subject a Reporting Person to liability under Section 16(b) of the Exchange Act or any rule or regulation thereunder by reason of transactions or events occurring on or prior to the occurrence of the Change in Control.  Payment of amounts not distributed by reason of this Section 6.3 shall be made as soon as practicable, consistent with this Section 6.3.

                    6.4          Additional Distributions in Certain Cases.  In addition to the amounts provided by Section 6.1, 6.2 or 6.3, if (a) upon making any distribution to any Participant, the Company determines that the Company or Bear Stearns would realize a tax benefit calculated at its Marginal Tax Rate in the year of such distribution (without giving effect to any carryovers or carrybacks of losses, credits or deductions from any prior or succeeding Fiscal Year) in excess of the amount of Deferred Tax Benefit in respect of its liability to such Participant on account of such distribution, and (b) such Participant’s Cash Balance Account or the number of CAP Units credited to his Capital Accumulation Account had been reduced in a prior Fiscal Year as a result of the application of subparagraphs (d) or (e) of Section 5.4 or Section 5.6, then at the time of the distribution pursuant to this Section 6 the Company also shall pay to such Participant, in cash, an additional amount equal to the lesser of (i) the amount by which the actual tax benefit to be received by the Company or Bear Stearns exceeds such Deferred Tax Benefit and (ii) the amount by which such Participant’s Cash Balance Account or Capital Accumulation Account was so reduced.  Notwithstanding the foregoing, a Participant shall not be entitled to any payment from the Company pursuant to this Section 6.4 in respect of any reduction in his Cash Balance Account or in the number of CAP Units credited to his Capital Accumulation Account for any period commencing with the first day of the month following the month in which his employment by the Company and its Affiliates was terminated.

                    6.5          Special Provisions for Reporting Persons.  If required by Rule 16b-3, shares of Common Stock distributed to Participants who are Reporting Persons shall bear an appropriate legend to the effect that such shares of Common Stock may not be transferred for a period of six (6) months after they are credited to the Account of such Participant.

                    6.6          Form of Payments.  Except as otherwise provided herein, all distributions in respect of CAP Units to be made to a Participant (or his Beneficiary) under the Plan shall be made in whole shares of Common Stock.  Payment in respect of any fractional CAP Unit shall be made in cash based upon the Fair Market Value of a share of Common Stock on the second Business Day preceding the payment date.  Shares of Common Stock distributed hereunder may be treasury shares, shares of authorized but unissued Common Stock, or a combination thereof, and shall be fully paid and nonassessable.  If shares of Common Stock are distributed pursuant to Sections 6.1, 6.2(a) or 6.2(b) to any Participant after the record date for any cash dividend occurring after the Termination Date with respect to which such shares are distributed or, in the cases of Sections 6.2(a) or 6.2(b), after the end of the Fiscal Year in which the death or Disability of a Participant occurs, then such Participant (or his estate or Beneficiary) shall be entitled to receive from the Company an amount of cash equal to the cash dividends per share payable to holders of record on such record date multiplied by the number of shares of Common Stock so distributed to such Participant after such record date.

                    6.7          Registration and Listing of Common Stock.  Prior to the date on which any shares of Common Stock are required to be issued to any Participant under this Plan without taking into account any acceleration of such distribution date pursuant to the provisions of Section 6.2 of the Plan, the Company shall file a registration statement (a “Registration Statement”) on Form S-3 and/or Form S-8 (or any successor form then in effect) under the Securities Act, with respect to all shares of Common Stock which the Company then estimates are distributable under the Plan; provided, however, that the Company need not file a Registration Statement hereunder if, prior to such date, the Company receives a written opinion of counsel to the effect that such shares of Common Stock may be sold, transferred or otherwise disposed of under the Securities Act without registration thereunder.  The Company shall use its best efforts to have any such Registration Statement declared effective as soon as reasonably practicable after filing and shall use reasonable efforts to keep each such Registration Statement continuously in effect until all shares of Common Stock to which such Registration Statement relates have been so issued, and for a two-year period thereafter.  From time to time the Company also shall amend such Registration Statement to cover any additional shares of Common Stock which become distributable under the Plan and otherwise would not be covered by such Registration Statement.  In the event that Participants would be precluded from selling any shares of Common Stock distributable hereunder unless such shares were registered or qualified under the securities or “blue sky” laws of any state (or otherwise received the approval of any state governmental or regulatory authority), then the Company shall use its best efforts to cause such shares of Common Stock to be duly registered or qualified (or to receive such approval) as may be required.  If the shares of Common Stock distributable hereunder satisfy the criteria for listing on any exchange on which the Common Stock is then listed, then (unless such shares of Common Stock already are listed on such exchange) the Company shall apply for and use its best efforts to obtain a listing of all such shares of Common Stock on such exchange.  All costs and expenses incurred by the Company in connection with the satisfaction of its obligations under this Section 6.7 shall be borne by the Company.  The Company shall immediately notify each Participant in the event that a Registration Statement which has been filed and remains effective contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading.  Upon receipt of such notice, no Participant shall sell or agree to sell any shares of Common Stock pursuant to such Registration Statement unless and until the Company has notified each Participant that such Registration Statement no longer contains such misstatement or omission.  In the event that shares of Common Stock are issued to Participants hereunder other than pursuant to a Registration Statement, then, unless the Company shall have obtained the opinion of counsel referred to above, each certificate representing such shares shall bear a legend substantially to the following effect:

                    The securities represented by this Certificate have not been registered under the Securities Act of 1933, as amended, or applicable state securities laws, and may not be sold, assigned, transferred, pledged or otherwise disposed of except in compliance with the requirements of such Act.

                    By submitting a Plan Election, each Participant shall be deemed to have agreed to the foregoing provisions of this Section 6.7.

                    6.8          Reservation of Shares.  The Company, as soon as practicable after the end of each Fiscal Year prior to the termination of this Plan, shall reserve such number of shares of Common Stock (which may be authorized but unissued shares or treasury shares) as shall be required so that the total of all shares reserved hereunder, including shares reserved pursuant to this Section 6.8 in preceding Fiscal Years, shall be equal to the number of shares of Common Stock which the Company would be obligated to issue to all Participants in accordance with the terms of the Plan if the Plan were to be terminated at such time.

SECTION 7

Source of Payments

                    Notwithstanding any other provision of this Plan, the Company shall not be required to establish a special or separate fund or otherwise segregate any assets to assure any payments hereunder.  If the Company shall make any investment to aid it in meeting its obligations hereunder, a Participant and his Beneficiary shall have no right, title or interest whatsoever in or to any such investments.  Nothing contained in this Plan, and no action taken pursuant to its provisions, including without limitation the acquisition of any shares of Common Stock by the Company, shall create or be construed to create a trust of any kind between the Company and any Participant or Beneficiary.  To the extent that any Participant or Beneficiary acquires a right to receive payments from the Company hereunder, such right shall be no greater than the right of a general unsecured creditor of the Company.

SECTION 8

Administration of the Plan

                    8.1          Authority of Committee.  The Plan shall be administered by the Appropriate Committees, which shall have full power and authority as set forth herein to interpret, to construe and to administer the Plan and to review claims for benefits under the Plan.  Each Appropriate Committee’s interpretations and constructions of the Plan and actions thereunder, including but not limited to the determination of the amounts to be credited to any Capital Accumulation Account or Cash Balance Account, shall be binding and conclusive on all persons and for all purposes.

                    8.2          Duties of Committee.  The Appropriate Committees shall cause the Company to establish and maintain records of the Plan, of each Capital Accumulation Account and Cash Balance Account and of each subaccount thereof established for any Participant hereunder.  Either of the Appropriate Committees may engage such certified public accountants, who may be accountants for the Company, as it shall require or may deem advisable for purposes of the Plan, may arrange for the engagement of such legal counsel, who may be counsel for the Company, and may make use of such agents and clerical or other personnel as it shall require or may deem advisable for purposes of the Plan.  Each such Committee may rely upon the written opinion of the accountants and counsel engaged by it.  Subject to any limitations imposed by applicable law (including Rule 16b-3), either Appropriate Committee may delegate to any agent or to any subcommittee or member of such Committee its authority to perform any act hereunder, including, without limitation, those matters involving the exercise of discretion, provided that such delegation of authority shall be subject to revocation at any time at the discretion of such Committee.

                    8.3          Purchase of Common Stock.  The Company intends to purchase shares of Common Stock in the open market or in private transactions or otherwise during the term of the Plan for issuance to Participants in accordance with the terms hereof.  Shares of Common Stock shall be purchased for purposes of the Plan and for purposes of the PUP Plan on a combined or joint basis without identifying shares so purchased as having been purchased for this Plan or the PUP Plan.  Notwithstanding the foregoing, the Company will specifically designate all such shares at the time they are purchased as having been purchased for the purpose of making determinations under this Plan and the PUP Plan; provided, however, that any shares so purchased shall be the sole property of the Company and no Participant or Beneficiary shall have any right, title or interest whatsoever in or to any such shares.  All shares of Common Stock purchased by the Company on or after July 1, 1992 and designated by the Company as having been purchased for the CAP Plan shall be considered, notwithstanding such designation, to have been purchased for purposes of both this Plan and the PUP Plan.  The acquisition of Common Stock as described above will be subject to the sole discretion of the Board Committee, which shall determine the time and price at which and the manner in which such shares are to be acquired, subject to applicable law.  In making any such determination, the Board Committee may, but shall in no event be obligated to, consider the recommendations of the Advisory Committee.

                    8.4          Plan Expenses.  The Company shall pay the fees and expenses of accountants, counsel, agents and other personnel and all other costs of administration of the Plan.

                    8.5          Indemnification.  To the maximum extent permitted by applicable law, no member of any Committee shall be personally liable by reason of any contract or other instrument executed by him or on his behalf in his capacity as a member of such Committee or for any mistake of judgment made in good faith, and the Company shall indemnify and hold harmless, directly from its own assets (including the proceeds of any insurance policy the premiums of which are paid from the Company’s own assets), each member of each Committee and each other director, officer, employee or agent of the Company to whom any duty or power relating to the administration or interpretation of the Plan or to the management or control of the assets of the Plan may be delegated or allocated, against any cost or expense (including fees, disbursements and other charges of legal counsel) or liability (including any sum paid in settlement of a claim with the approval of the Company) arising out of any act or omission to act in connection with the Plan, unless arising out of such person’s own fraud, willful misconduct or bad faith.  The foregoing shall not be deemed to limit the Company’s obligation to indemnify any member of any Committee under the Company’s Restated Certificate of Incorporation or Bylaws, or under any other agreement between the Company and such member.

                    8.6          Maximum Number of Shares.

                    (a)          The aggregate number of CAP Units that may be credited to Participants’ Capital Accumulation Accounts under the Plan for any Plan Year shall not exceed the equivalent number of shares of Common Stock equal to the sum of 15% of the outstanding shares of Common Stock as of the last day of such Plan Year (the “Base Shares”) and the number, if any, by which the sum of the Base Shares in all prior Fiscal Years beginning on or after July 1, 1993 exceeds the number of shares credited to Participants’ Capital Accumulation Accounts under this Plan in all such prior Fiscal Years.  For purposes of determining the number of shares of Common Stock outstanding as of the last day of any Plan Year, such number shall be calculated as the sum of (i) the number of shares of Common Stock outstanding at such year end, (ii) the number of shares underlying CAP Units credited to Participants’ Capital Accumulation Accounts as of such date and Earnings Units credited to Participants’ Earnings Unit Accounts under the PUP Plan as of such date and (iii) the number of shares underlying CAP Units to be credited to all such Accounts as a result of making any adjustment to such Accounts required by Sections 5.1 and 5.10 in respect of all Fiscal Years ending on or prior to the date of determination and the number of Earnings Units credited to the Earnings Unit Accounts of all Participants in the PUP Plan as a result of making any adjustment to such Accounts required by Section 4.2 of the PUP Plan in respect of all Fiscal Years ending on or prior to the date of such determination.

                    (b)          If there shall be any change in the Common Stock of the Company, through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, spinoff, split up, dividend in kind or other change in the corporate structure or distribution to the stockholders, appropriate adjustments may be made by the Board Committee (or if the Company is not the surviving corporation in any such transaction, the board of directors of the surviving corporation) in the aggregate number and kind of shares subject to the Plan, and the number and kind of shares which may be issued under the Plan.  Appropriate adjustments may also be made by the Board Committee in the terms of any awards under the Plan to reflect such changes and to modify any other terms of outstanding awards on an equitable basis as the Board Committee in its discretion determines.

                    8.7          Forward Repurchases of Common Stock.

                    The Company shall have the right, upon authorization of the Board Committee, to enter into forward contracts for the repurchase from one or more Participants of any or all shares of Common Stock representing CAP Units previously credited to the Capital Accumulation Accounts of such Participants with respect to any Plan Year and distributed on or after the relevant Termination Date of the Deferral Period ending in the then current Fiscal Year, having such terms and conditions as shall be determined by the Board Committee, for a purchase price per share equal to the average of the closing prices of the Common Stock as reported on the New York Stock Exchange Consolidated Tape for each day of trading in the Common Stock during the period from the effective date of the contract to the date of repurchase, provided that such price is within the range defined by the Board Committee, and provided further that a contract may not be entered into more than twelve (12) months prior to the expiration of the applicable Deferral Period and will terminate, and be null and void, unless the Company satisfies performance goals established by the Board Committee in writing, by resolution of the Board Committee or other appropriate action, not later than ninety (90) days after the commencement of the Fiscal Year to which the performance goals relate, and certified by the Board Committee in writing as having been satisfied prior to the relevant Termination Date.  The formula for calculating the performance goals shall be based upon one or more of the following criteria, individually or in combination, adjusted in such manner as the Board Committee shall determine, for a period of not less than nine (9) months of the applicable Fiscal Year:  (a) pre-tax or after-tax return on equity; (b) earnings per share; (c) pre-tax or after-tax net income; (d) business unit or departmental pre-tax or after-tax income; (e) book value per share; (f) market price per share; (g) relative performance to peer group companies; (h) expense management; and (i) total return to stockholders.

SECTION 9

Amendment and Termination

                    The Plan shall terminate when all distributions required to be made hereunder have been made following the last Termination Date.  The Plan may be amended, suspended or earlier terminated, in whole or in part as to a particular Plan Year, and at any time and from time to time, by the Board Committee, but except as provided below no such action shall retroactively impair or otherwise adversely affect the rights of any person to benefits under the Plan which have accrued prior to the date of such action.  Except as provided in the following sentence, if the Plan is terminated prior to the end of any Fiscal Year, (i) Participants’ Plan Elections in respect of the Plan Year in which such termination occurs and any subsequent Plan Year shall be canceled, (ii) the Company shall credit the Capital Accumulation Accounts of all Participants (other than those whose employment with the Company and its Affiliates had terminated prior to the date the Plan terminates, except a Participant referred to in subparagraph (iii) of Section 6.2(b)) in the manner provided in Section 5.10 in respect of the portion of the Company’s Fiscal Year ended on the date of such termination, and (iii) as soon as practicable following the end of the Fiscal Year in which such termination occurs, the Company shall deliver to each Participant the number of shares of Common Stock corresponding to the number of CAP Units credited to his Capital Accumulation Account and an amount in cash equal to his Cash Balance which the Participant otherwise would be entitled to receive pursuant to Section 6 as of the designated Termination Date in respect of the Plan Year or Plan Years involved.  Notwithstanding the foregoing, if the Company shall determine that the Plan should be terminated immediately, either in its entirety or in part in respect of any Plan Year, no adjustments or credits shall be made to the Capital Accumulation Accounts of the Participants pursuant to Section 5 in respect of the Fiscal Year in which such termination occurs and each Participant shall be entitled to receive from the Company, as soon as practicable following the date of such termination, shares of Common Stock and/or amounts in cash determined in accordance with Section 6 hereof as if the Termination Date in respect of the Plan Year or Plan Years involved were the last day of the Fiscal Year preceding the Fiscal Year in which such termination occurs.

                    In such event, however, the Capital Accumulation Account of each Participant who is an employee of the Company and/or its Affiliates (or who is a Participant who has suffered a Disability or who has become a Managing Director Emeritus of Bear Stearns and whom the Appropriate Committee shall have determined to treat in the manner specified in clause (1) or (2) of subparagraph (i) of Section 6.2(b)) on the date of such termination shall be adjusted in respect of the Fiscal Year in which such termination occurs as follows: Each such Account shall be credited with a Net Earnings Adjustment for the Fiscal Year in which such termination occurs except that, for purposes of computing such Net Earnings Adjustment, Income Per Share for purposes of calculating the Earnings Adjustment shall be computed for each terminated Plan Year based only on the consolidated income or loss before taxes of the Company and its subsidiaries accrued from the beginning of such Fiscal Year through and including the end of the month in which such termination occurred, and the Book Value Adjustment for the Fiscal Year in which such termination occurs shall be calculated on the basis of the shares distributed pursuant to the preceding sentence in respect of each terminated Plan Year, provided that for purposes of computing such Book Value Adjustment, the definition of Adjusted Common Stockholders’ Equity used in the computation of Adjusted Book Value Per Share shall be modified by deleting the adjustments to Adjusted Common Stockholders’ Equity specified therein and substituting in lieu thereof the following: “plus all increases (or less any decreases) in retained earnings of the Company and its subsidiaries attributable to net income (or loss), determined on a consolidated basis, minus all amounts accrued in respect of cash dividends declared with respect to any capital stock of the Company during such Fiscal Year, for the period from the beginning of such Fiscal Year through and including the month in which such termination occurred.” If the Plan is not terminated in its entirety but one or more Plan Years are terminated, then any amounts credited to Participants’ Accounts pursuant to the preceding sentence shall continue to be subject to the provisions of the Plan for the balance of the original Deferral Period with respect to the terminated Plan Year or Plan Years, as if such Plan Year or Plan Years had not been terminated.  If the Plan is terminated in its entirety, then as soon as may be practicable thereafter, the Company shall deliver to each Participant (in addition to amounts distributable pursuant to the fourth sentence of this paragraph) a number of shares of Common Stock equal to the number of CAP Units credited to each such Participant’s Account pursuant to the second preceding sentence, provided that if the aggregate number of such CAP Units exceeds the number of Available Shares for such Fiscal Year as of the date of determination, then the Company shall deliver to each such Participant only that number of shares of Common Stock as shall equal the number of Available Shares on a pro rata basis, based on the number of shares which each Participant otherwise would have been entitled to receive, and shall distribute to each Participant an amount in cash equal to the number of additional shares of Common Stock that would have been distributed to such Participant but for the limitation contained in this sentence, multiplied by the Average Cost Per Share of the Available Shares in respect of such Fiscal Year.

SECTION 10

Designation of Beneficiaries

                    10.1        General.  Each Participant may file with the Appropriate Committee a written designation of one or more persons as the Beneficiary who shall be entitled to receive the amount, if any, which the Participant is entitled to receive under the Plan upon his death.  A Participant, from time to time, may revoke or change his Beneficiary designation without the consent of any prior Beneficiary by filing a new such designation with the Appropriate Committee.  The most recent such designation received by the Appropriate Committee shall be controlling; provided, however, that no designation, or change of revocation thereof, shall be effective unless received by the Appropriate Committee prior to the Participant’s death, and in no event shall any such designation be effective as of a date prior to such receipt.

                    10.2        Lack of Designated Beneficiary.  If no such Beneficiary designation is in effect at the time of a Participant’s death, or if no designated Beneficiary survives the Participant, or if such designation conflicts with law, the Participant’s estate shall be deemed to have been designated as his Beneficiary and shall receive the payment of the amount, if any, payable under the Plan upon his death.  If the Appropriate Committee is in doubt as to the right of any person to receive such amount, the Committee may cause the Company to retain such amount, without liability for any interest thereon, until the rights thereto are determined, or the Appropriate Committee may pay and deliver such amount into any court of appropriate jurisdiction, and such payment shall be a complete discharge of the liability of the Plan and the Company therefor.

SECTION 11

General Provisions

                    11.1        Successors.  The Plan shall be binding upon and inure to the benefit of the Company, its successors and assigns, and each Participant and his Beneficiary.

                    11.2        No Continued Employment.  Neither the Plan nor any action taken thereunder shall be construed as giving to a Participant the right to be retained in the employ of the Company or any of its Affiliates or as affecting the right of the Company or any of its Affiliates to dismiss any Participant.

                    11.3        Withholding.  As a condition to receiving any distribution or payment of amounts hereunder, the Company may require the Participant to make a cash payment to the Company or, in its sole discretion, upon the request of a Participant, may withhold from any amount or amounts payable under the Plan, in either case, in an amount equal to all federal, state, city or other taxes as may be required to be withheld in respect of such payments pursuant to any law or governmental regulation or ruling.

                    11.4        Non-alienation of Benefits.  No right to any amount payable at any time under the Plan may be assigned, transferred, pledged or encumbered, either voluntarily or by operation of law, except as expressly provided herein or as may otherwise be required by law.  If, by reason of any attempted assignment, transfer, pledge or encumbrance, or any bankruptcy or other event happening at any time, any amount payable under the Plan would be made subject to the debts or liabilities of the Participant or his Beneficiary or would otherwise not be enjoyed by him, then the Appropriate Committee, if it so elects, may terminate such person’s interest in any such payment and direct that the same be held and applied to or for the benefit of the Participant, his Beneficiary or any other person or persons deemed to be the natural objects of his bounty, taking into account the expressed wishes of the Participant (or, in the event of his death, his Beneficiary).

                    11.5        Incompetency.  If the Appropriate Committee shall find that any person to whom any amount is or was distributable or payable hereunder is unable to care for his affairs because of illness or accident, or has died, then the Appropriate Committee, if it so elects, may direct that any payment due him or his estate (unless a prior claim therefor has been made by a duly appointed legal representative) or any part thereof be paid or applied for the benefit of such person or to or for the benefit of his spouse, children or other dependents, an institution maintaining or having custody of such person, any guardian or any other person deemed by such Appropriate Committee to be a proper recipient on behalf of such person otherwise entitled to payment, or any of them, in such manner and proportion as such Appropriate Committee may deem proper.  Any such payment shall be in complete discharge of the liability therefor of the Company, the Plan, the Committee or any member, officer or employee thereof.

                    11.6        Offsets.  To the extent permitted by law, the Company or any of its Affiliates shall have the absolute right to withhold any shares of Common Stock or any amounts otherwise required to be distributed or paid to any Participant or Beneficiary under the terms of the Plan, to the extent of any amount owed or which in the sole judgment of the Appropriate Committee may in the future be owed for any reason by such Participant, in the case of a payment to such Participant, or to the extent of any amount owed or which in the sole judgment of the Appropriate Committee may in the future be owed for any reason by the Participant or such Beneficiary, in the case of payment to a Beneficiary, to the Company or any of its Affiliates, and to set off and apply the amounts so withheld to payment of any such amount ultimately determined by the Appropriate Committee, in its sole discretion, to be owed to the Company or any of its Affiliates, whether or not such amounts shall then be immediately due and payable and in such order or priority as among such amounts owed as the Appropriate Committee, in its sole discretion, shall determine.  In determining the amount of a permitted offset under this Section 11.6, any shares of Common Stock required to be distributed to a Participant or a Beneficiary shall be valued at the Fair Market Value of such Shares on the date of offset.

                    11.7        Notices, etc.  All elections, designations, requests, notices, instructions and other communications from a Participant, Beneficiary or other person to any Appropriate Committee required or permitted under the Plan shall be in such form as is prescribed from time to time by the Appropriate Committee, shall be mailed by first-class mail or delivered to such location as shall be specified by the Appropriate Committee, and shall be deemed to have been given and delivered only upon actual receipt thereof at such location.

                    11.8        Other Benefits.  The benefits, if any, payable under the Plan shall be in addition to any other benefits provided for Participants.

                    11.9        Interpretation, etc.  The captions of the sections and paragraphs of this Plan have been inserted solely as a matter of convenience and in no way define or limit the scope or intent of any provisions of the Plan.  References to sections herein are to the specified sections of this Plan unless another reference is specifically stated.  The masculine pronoun wherever used herein shall include the feminine pronoun, and a singular number shall be deemed to include the plural unless a different meaning is plainly required by the context.

                    11.10      Laws; Severability.  The Plan shall be governed by, and construed in accordance with, the laws of the State of New York, except to the extent preempted by the Employee Retirement Income Security Act of 1974, as amended.  If any provision of the Plan shall be held by a court of competent jurisdiction to be invalid or unenforceable, the remaining provisions shall continue to be effective.

                    11.11      Effective Date; Board Committee and Stockholder Approval.  This Plan shall be subject to the approval by a vote of the stockholders of the Company at the 1993 Annual Meeting, and such stockholder approval shall be a condition to the right of a Participant to receive any benefits hereunder other than CAP Units and cash credited to Participants’ Accounts prior to such approval.

PROXY

THE BEAR STEARNS COMPANIES INC.
Proxy Solicited on Behalf of the Board of Directors for
Annual Meeting of Stockholders — March 31, 2004 at 5:00 p.m. E.S.T.

     The undersigned stockholder of The Bear Stearns Companies Inc. (the “Company”) hereby appoints James E. Cayne and Alan C. Greenberg, and each of them, as attorneys and proxies, each with power of substitution and revocation, to represent the undersigned at the Annual Meeting of Stockholders of the Company to be held in the Bear Stearns Auditorium at 383 Madison Avenue, 2nd Floor, New York, New York, 10179, at 5:00 p.m. Eastern Standard Time, on March 31, 2004, and at any adjournments or postponements thereof, with authority to vote all shares of Common Stock of the Company held or owned by the undersigned on February 19, 2004, in accordance with the directions indicated herein.

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER, UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE NOMINEES NAMED HEREIN AND “FOR” ITEMS 2, 3, 4 AND 5 AND PURSUANT TO ITEM 6.

If you wish to note any Address Changes, please write details in space below and mark corresponding box on the reverse side.

Address Changes:

(Continued and to be marked, dated and signed, on reverse side)

THE BEAR STEARNS COMPANIES INC. 383 MADISON AVENUE NEW YORK, NY 10179

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Standard Time the day before meeting date. Have your proxy card in hand when you access the web site and follow the instructions ot obtain your records and to create an electronic voting instruction form.

VOTE BY TELEPHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Standard Time the day before meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign, and date your proxy card and return it in the postage-paid envelope we’ve provided or return to The Bear Stearns Companies Inc., c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
	BRSTR1	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY IF VOTING BY MAIL

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THE BEAR STEARNS COMPANIES INC.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES NAMED HEREIN AND “FOR” ITEMS 2, 3, 4 AND 5 AND PURSUANT TO ITEM 6:

	ITEM 1 –	ELECTION OF DIRECTORS
		Nominees for Directors:	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee, mark the “For All Except” and write the nominee's number on the line below.
1) James E. Cayne 7) Paul A. Novelly
2)  Carl D. Glickman           8)  Frederic V. Salerno
3)  Alan C. Greenberg        9)  Alan D. Schwartz
4)  Donald J. Harrington   10)  Warren J. Spector
5)  William L. Mack          11)  Vincent Tese
6)  Frank T. Nickell
			O	O	O
Vote On Proposals			For	Against	Abstain			For	Against	Abstain
	ITEM 2 –	APPROVAL OF AMENDMENT TO THE CAPITAL ACCUMULATION PLAN FOR SENIOR MANAGING DIRECTORS.	O	O	O	ITEM 5.–	RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING NOVEMBER 30, 2004:	O	O	O

	ITEM 3. –	APPROVAL OF AMENDMENT TO THE STOCK AWARD PLAN:	O	O	O	ITEM 6. –	In their discretion, the proxies are authorized to vote upon such other business as may properly be presented at the meeting or any adjournments or postponements thereof.

	ITEM 4. –	APPROVAL OF THE RESTRICTED STOCK UNIT PLAN, AS AMENDED:	O	O	O

This proxy card is valid only when signed and dated. Please date and sign below exactly as name appears hereon. When signing as attorney, administrator, trustee, custodian or guardian. give full title as such. Where more than one owner, all should sign. Proxies executed by a partnership or corporation should be signed in the full partnership or corporate name by a partner or authorized officer.

	For address changes, please mark this box and write them on the back where indicated.		O					Yes	No
			Yes	No			Please indicate if you plan to attend this meeting.	O	O
	HOUSEHOLDING ELECTION - Please indicate if you consent to receive certain future investor communications in a single package per household		O	O

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date